================================================================================

                     SOUTHERN PACIFIC SECURED ASSETS CORP.
                                    Company,


                           ADVANTA MORTGAGE CORP. USA
                                 Master Servicer

                                       and

                          NORWEST BANK MINNESOTA, N.A.
                                     Trustee


                            -----------------------

                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 1997

                            -----------------------

              Mortgage Loan Asset-Backed Pass-Through Certificates

                                  Series 1997-2






================================================================================

                                    ARTICLE I

             DEFINITIONS....................................................  3
Section 1.01  CERTAIN DEFINED TERMS.........................................  3
Accepted Servicing Practices................................................  4
Account  ...................................................................  4
Accrual Period..............................................................  4
Accrued Certificate Interest................................................  4
Addition Notice.............................................................  4
Advanta  ...................................................................  4
Affiliate...................................................................  5
Agreement...................................................................  5
Appraised Value.............................................................  5
Assignment Of Mortgage......................................................  5
Authorized Denominations....................................................  5
Balloon Mortgage Loan.......................................................  5
Balloon Payment.............................................................  5
Business Day................................................................  5
Certificate.................................................................  5
Certificate Account.........................................................  5
Certificateholder or Holder.................................................  6
Certificate Principal Balance...............................................  6
Certificate Register........................................................  6
Class A Certificate.........................................................  6
Class A Certificateholder...................................................  6
Class A-1 Certificate.......................................................  6
Class A-2 Certificate.......................................................  6
Class A-3 Certificate.......................................................  6
Class A-4 Certificate.......................................................  7
Class A-5 Certificate.......................................................  7
Class A-IO Certificate......................................................  7
Class A-IO Component A......................................................  7
Class A-IO Component B......................................................  7
Class A-IO Component C......................................................  7
Class A-IO Component D......................................................  8
Class B-1 Certificate.......................................................  8
Class B-1A Certificate......................................................  8
Class B-1F Certificate......................................................  8
Class M Certificate.........................................................  8
Class M-1 Certificate.......................................................  8
Class M-1A Certificate......................................................  9
Class M-1F Certificate......................................................  9
Class M-2 Certificate.......................................................  9
Class M-2A Certificate......................................................  9
Class M-2F Certificate...................................................... 10
Class R Certificate......................................................... 10
Class R-I Certificate....................................................... 10

Class R-II Certificate...................................................... 10
Class R-III Certificate..................................................... 10
Class R Certificateholder................................................... 11
Class S-1A Component 1, 2, 3, 4 or 5........................................ 11
Class S-1F Component 1, 2, 3, 4, 5, 6, 7 or 8............................... 11
Closing Date................................................................ 11
Code     ................................................................... 11
Collection Account.......................................................... 11
Commission.................................................................. 11
Company  ................................................................... 11
Compensating Interest....................................................... 11
Component................................................................... 11
Curtailment................................................................. 11
Custodian................................................................... 11
Cut-off Date................................................................ 11
DCR      ................................................................... 11
Debt Service Reduction...................................................... 11
Deficient Valuation......................................................... 12
Deleted Mortgage Loan....................................................... 12
Delinquent.................................................................. 12
Depository.................................................................. 12
Direct Participant.......................................................... 12
Disqualified Organization................................................... 12
Distribution Date........................................................... 12
Due Date ................................................................... 13
Due Period.................................................................. 13
Eligible Account............................................................ 13
ERISA    ................................................................... 13
Event of Default............................................................ 13
Excess Subordinated Amount.................................................. 13
Extra Principal Distribution Amount......................................... 13
FDIC     ................................................................... 13
FHLMC    ................................................................... 13
Fitch    ................................................................... 13
Fixed Strip Certificates.................................................... 13
FNMA     ................................................................... 14
Foreclosure Profits......................................................... 14
Funding Period.............................................................. 14
GAAP     ................................................................... 14
Gross Margin................................................................ 14
Group I Available Funds Cap Carry-Forward Amount............................ 15
Group I Certificate Account................................................. 15
Group II Certificate Account................................................ 15
Group I Certificates........................................................ 15
Group II Certificates....................................................... 15
Group I Class A Certificates................................................ 15
Group II Class A Certificates............................................... 15
Group I Fixed Strip Effective Rate.......................................... 15

Group I Formula Pass-Through Rate........................................... 15
Group I Pass-Through Rate................................................... 16
Group II Pass-Through Rate.................................................. 17
Group I Loans" or "Loan Group I............................................. 17
Group II Loans.............................................................. 17
Group I Pool Principal Balance.............................................. 17
Group II Pool Principal Balance............................................. 17
Group I Pre-Funded Amount................................................... 17
Group II Pre-Funded Amount.................................................. 17
Group I Pre-Funding Account................................................. 17
Group II Pre-Funding Account................................................ 17
Index    ................................................................... 18
Indirect Participant........................................................ 18
Initial Group I Loan........................................................ 18
Initial Group II Loan....................................................... 18
Initial Mortgage Loan....................................................... 18
Interest Coverage Account................................................... 18
Interest Coverage Addition.................................................. 18
Interest Coverage Amount.................................................... 18
Interest Determination Date................................................. 18
Interest Remittance Amount.................................................. 19
Lifetime Cap................................................................ 19
Lifetime Floor.............................................................. 19
Liquidated Loan Loss........................................................ 19
Liquidated Mortgage Loan.................................................... 19
Liquidation Expenses........................................................ 19
Liquidation Proceeds........................................................ 20
Liquidation Report.......................................................... 20
Loan Repurchase Price....................................................... 20
Loan-to-Value Ratio or LTV.................................................. 20
Lockout Certificate Percentage.............................................. 20
Lockout Distribution Percentage............................................. 20
London Business Day......................................................... 21
Majority Certificateholders................................................. 21
Master Servicer............................................................. 21
Master Servicer Remittance Amount........................................... 21
Master Servicer Remittance Date............................................. 21
Monthly Payment............................................................. 22
Mortgage ................................................................... 22
Mortgage File............................................................... 22
Mortgage Impairment Insurance Policy........................................ 22
Mortgage Interest Rate...................................................... 22
Mortgage Loan............................................................... 22
Mortgage Loan Documents..................................................... 22
Mortgage Loan Group......................................................... 22
Mortgage Loan Schedule...................................................... 24
Mortgage Note............................................................... 24
Mortgaged Property.......................................................... 24

Mortgagor................................................................... 24
Net Foreclosure Profits..................................................... 24
Net Liquidation Proceeds.................................................... 24
Net Monthly Excess Cashflow................................................. 24
Net Monthly Excess Interest Amount.......................................... 24
Net Mortgage Interest Rate.................................................. 25
Net REO Proceeds............................................................ 25
Nonrecoverable Advances..................................................... 25
Non-United States Person.................................................... 25
Notional Amount............................................................. 26
Officer's Certificate....................................................... 26
One-Month LIBOR............................................................. 26
Opinion of Counsel.......................................................... 26
Original Group I Pool Principal Balance..................................... 26
Original Group II Pool Principal Balance.................................... 26
Original Certificate Principal Balance...................................... 26
Original Pre-Funded Amount.................................................. 27
Outstanding Mortgage Loan................................................... 27
Ownership Interest.......................................................... 27
Owner-Occupied Mortgaged Property........................................... 27
Pass-Through Rate........................................................... 27
Percentage Interest......................................................... 27
Periodic Advance............................................................ 28
Periodic Cap................................................................ 28
Permitted Investments....................................................... 29
Permitted Transferee........................................................ 29
Person   ................................................................... 29
Plan     ................................................................... 29
Pool Principal Balance...................................................... 29
Pre-Funding Account......................................................... 29
Prepayment Assumption....................................................... 29
Prepayment Interest Shortfall............................................... 30
Principal Balance........................................................... 30
Principal Distribution Amount............................................... 30
Principal Remittance Amount................................................. 31
Principal Prepayment in Full................................................ 31
Purchase Agreement.......................................................... 31
Qualified Mortgage.......................................................... 31
Qualified Substitute Mortgage Loan.......................................... 31
Rate Adjustment Date........................................................ 31
Rating Agency............................................................... 31
Record Date................................................................. 31
Reference Bank Rate......................................................... 32
Reference Banks............................................................. 32
Released Mortgaged Property Proceeds........................................ 32
REMIC    ................................................................... 32
REMIC I  ................................................................... 36
REMIC Provisions............................................................ 36

REO Acquisition............................................................. 36
REO Disposition............................................................. 37
REO Mortgage Loan........................................................... 37
REO Proceeds................................................................ 37
REO Property................................................................ 37
Representation Letter....................................................... 37
Request for Release......................................................... 37
Required Subordinated Amount................................................ 37
Reserve Interest Rate....................................................... 37
Residential Dwelling........................................................ 37
Responsible Officer......................................................... 38
S&P      ................................................................... 38
Seller   ................................................................... 38
Senior Enhancement Percentage............................................... 38
Senior Specified Enhancement Percentage..................................... 38
Servicing Account........................................................... 38
Servicing Advances.......................................................... 38
Servicing Compensation...................................................... 38
Servicing Fee............................................................... 38
Servicing Officer........................................................... 39
Startup Day................................................................. 39
Step-Down Date.............................................................. 39
Subordinated Amount......................................................... 39
Subordination Reduction Amount.............................................. 39
Subsequent Cut-off Date..................................................... 39
Subsequent Mortgage Loan.................................................... 39
Subsequent Transfer Date.................................................... 39
Subsequent Transfer Instrument.............................................. 40
Subservicer................................................................. 40
Subservicing Agreement...................................................... 40
Substitution Adjustment..................................................... 40
Tax Matters Person.......................................................... 40
Tax Return.................................................................. 40
Transfer ................................................................... 40
Transfer Affidavit And Agreement............................................ 40
Transferee.................................................................. 40
Transferor.................................................................. 40
Trigger Event............................................................... 40
Trustee  ................................................................... 41
Trustee Fee................................................................. 41
Trustee Remittance Report................................................... 41
Trust Fund.................................................................. 41
UCC      ................................................................... 41
UCC Financing Statement..................................................... 42
Underwriters................................................................ 42
Underwriting Guidelines..................................................... 42
United States Person........................................................ 42
Unpaid Accrued Certificate Interest Carry-Forward Amount.................... 42

Unpaid REO Amortization..................................................... 42
Voting Rights............................................................... 42
Section 1.02     PROVISIONS OF GENERAL APPLICATION.......................... 44

                                   ARTICLE II

                                  CONVEYANCE OF MORTGAGE LOANS;
                  ORIGINAL ISSUANCE OF CERTIFICATES......................... 45
Section 2.01  CONVEYANCE OF MORTGAGE LOANS; PRIORITY AND SUBORDINATION OF
         OWNERSHIP INTERESTS................................................ 45
Section 2.02 POSSESSION OF MORTGAGE FILES; ACCESS TO MORTGAGE FILES......... 47
Section 2.03 DELIVERY OF MORTGAGE LOAN DOCUMENTS............................ 49
Section 2.04 ACCEPTANCE BY TRUSTEE OF THE TRUST FUND; CERTAIN SUBSTITUTIONS;
         CERTIFICATION BY TRUSTEE........................................... 49
Section 2.05 EXECUTION OF CERTIFICATES...................................... 49
Section 2.06 FURTHER ACTION EVIDENCING ASSIGNMENTS.......................... 51
Section 2.07 CONVEYANCE OF THE SUBSEQUENT MORTGAGE LOANS.................... 51
Section 2.08 CONVEYANCE OF REMIC I REGULAR INTERESTS; ACCEPTANCE OF
         REMIC II BY THE TRUSTEE............................................ 52
Section 2.09 ISSUANCE OF CLASS R-II CERTIFICATES............................ 52
Section 2.10 CONVEYANCE OF REMIC II REGULAR INTERESTS; ACCEPTANCE OF REMIC
         III BY THE TRUSTEE................................................. 53
Section 2.11  ISSUANCE OF REMIC III CERTIFICATES............................ 54

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES............................... 55
Section 3.01 REPRESENTATIONS OF THE MASTER SERVICER......................... 57
Section 3.02 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY....... 57
Section 3.03 PURCHASE AND SUBSTITUTION...................................... 62

                                   ARTICLE IV

             THE CERTIFICATES............................................... 63
Section 4.01 THE CERTIFICATES............................................... 64
Section 4.02 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.......... 65
Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.............. 66
Section 4.04 PERSONS DEEMED OWNERS.......................................... 68

                                    ARTICLE V

            ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS.............. 69
Section 5.01 APPOINTMENT OF THE MASTER SERVICER............................. 70
Section 5.02 SUBSERVICING AGREEMENTS BETWEEN THE MASTER SERVICER AND
         SUBSERVICERS....................................................... 71
Section 5.03 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; COLLECTION
         ACCOUNT............................................................ 71
Section 5.04 PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNT.............. 72

Section 5.05 PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES.................. 72
Section 5.06 MAINTENANCE OF CASUALTY INSURANCE.............................. 72
Section 5.07 MAINTENANCE OF MORTGAGE IMPAIRMENT INSURANCE POLICY............ 73
Section 5.08 FIDELITY BOND; ERRORS AND OMISSIONS POLICY..................... 75
Section 5.09 COLLECTION OF TAXES, ASSESSMENTS AND OTHER ITEMS; SERVICING
         ACCOUNT............................................................ 76
Section 5.10 PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION;
         ADDITIONAL INFORMATION............................................. 77
Section 5.11 ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS...... 77
Section 5.12 REALIZATION UPON DEFAULTED MORTGAGE LOANS...................... 77
Section 5.13 TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES................ 78
Section 5.14 SERVICING FEE; SERVICING COMPENSATION.......................... 78
Section 5.15 REPORTS TO THE TRUSTEE AND THE COMPANY; COLLECTION ACCOUNT
         STATEMENTS......................................................... 79
Section 5.16 ANNUAL STATEMENT AS TO COMPLIANCE.............................. 79
Section 5.17 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT........ 79
Section 5.18 OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.................. 79
Section 5.19 PERIODIC ADVANCES.............................................. 81
Section 5.20 THIRD PARTY CLAIMS............................................. 81
Section 5.21 MAINTENANCE OF CORPORATE EXISTENCE AND LICENSES; MERGER OR
         CONSOLIDATION OF THE MASTER SERVICER............................... 82
Section 5.22 ASSIGNMENT OF AGREEMENT BY MASTER SERVICER; MASTER SERVICER NOT
         TO RESIGN.......................................................... 82
Section 5.23 INFORMATION REPORTS TO BE FILED BY THE MASTER SERVICER......... 85

                                   ARTICLE VI

         DISTRIBUTIONS AND PAYMENTS......................................... 86
Section 6.01 ESTABLISHMENT OF CERTIFICATE ACCOUNTS; DEPOSITS TO THE CERTIFICATE
         ACCOUNTS........................................................... 88
Section 6.02 PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNTS............ 88
Section 6.03 COLLECTION OF MONEY............................................ 89
Section 6.04 DISTRIBUTIONS.................................................. 89
Section 6.05 INVESTMENT OF ACCOUNTS......................................... 90
Section 6.06 REPORTS BY TRUSTEE............................................. 92
Section 6.07 ADDITIONAL REPORTS BY TRUSTEE.................................. 93
Section 6.08 COMPENSATING INTEREST.......................................... 94
Section 6.09 ALLOCATION OF LIQUIDATED LOAN LOSSES........................... 96
Section 6.10 PRE-FUNDING ACCOUNTS........................................... 97
Section 6.11 INTEREST COVERAGE ACCOUNTS..................................... 98
Section 6.12 DISTRIBUTIONS ON THE UNCERTIFICATED REMIC I REGULAR INTERESTS.. 99


                                           ARTICLE VII

                       DEFAULT..............................................100
Section 7.01 EVENTS OF DEFAULT..............................................101
Section 7.02 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.......................102
Section 7.03 WAIVER OF DEFAULTS.............................................103

                                  ARTICLE VIII

                        TERMINATION.........................................103
Section 8.01    TERMINATION.................................................104
Section 8.02    ADDITIONAL TERMINATION REQUIREMENTS.........................104
Section 8.03    ACCOUNTING UPON TERMINATION OF MASTER SERVICER..............105

                                   ARTICLE IX

                  CONCERNING THE TRUSTEE....................................106
Section 9.01   DUTIES OF TRUSTEE............................................106
Section 9.02   CERTAIN MATTERS AFFECTING THE TRUSTEE........................107
Section 9.03   TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS........108
Section 9.04   TRUSTEE MAY OWN .............................................108
Section 9.05   PAYMENT OF TRUSTEE'S FEES....................................108
Section 9.06   ELIGIBILITY REQUIREMENTS FOR TRUSTEE.........................109
Section 9.07   RESIGNATION AND REMOVAL OF THE TRUSTEE.......................112
Section 9.08   SUCCESSOR TRUSTEE............................................113
Section 9.09   MERGER OR CONSOLIDATION OF TRUSTEE...........................114
Section 9.10   APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE................114
Section 9.11.  LIMITATION OF LIABILITY......................................115
Section 9.12.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES116
Section 9.13.  SUITS FOR ENFORCEMENTS.......................................116
Section 9.14.  WAIVER OF INVENTORY, ACCOUNTING AND APPRAISAL REQUIREMENTS...117

                                    ARTICLE X

                     REMIC PROVISIONS.......................................117
Section 10.01 REMIC ADMINISTRATION..........................................117
Section 10.02 PROHIBITED TRANSACTIONS AND ACTIVITIES........................117
Section 10.03 MASTER SERVICER AND TRUSTEE INDEMNIFICATION...................117

                                   ARTICLE XI

                 MISCELLANEOUS PROVISIONS....................................117
Section 11.02 ACTS OF CERTIFICATEHOLDERS.....................................118
Section 11.03 AMENDMENT........................................................
Section 11.04 RECORDATION OF AGREEMENT.........................................
Section 11.05 NOTICES..........................................................
Section 11.06 SEVERABILITY OF PROVISIONS.......................................
Section 11.07 COUNTERPARTS.....................................................
Section 11.08 SUCCESSORS AND ASSIGNS...........................................
Section 11.09 HEADINGS.........................................................
Section 11.10 THIRD PARTY BENEFICIARY..........................................
Section 11.11 INTENT OF THE PARTIES............................................
Section 11.12 NOTICE TO RATING AGENCIES AND CERTIFICATEHOLDER..................
Section 11.13 GOVERNING LAW....................................................

                              TABLE OF CONTENTS


                                                                           Page
                                                                           ----


                                    ARTICLE I

                                   DEFINITIONS
Section 1.01 CERTAIN DEFINED TERMS..........................................  3
Accepted Servicing Practices................................................  3
Account  ...................................................................  4
Accrual Period..............................................................  4
Accrued Certificate Interest................................................  4
Addition Notice.............................................................  4
Advanta  ...................................................................  4
Affiliate...................................................................  4
Agreement...................................................................  5
Appraised Value.............................................................  5
Assignment Of Mortgage......................................................  5
Authorized Denominations....................................................  5
Balloon Mortgage Loan.......................................................  5
Balloon Payment.............................................................  5
Business Day................................................................  5
Certificate.................................................................  5
Certificate Account.........................................................  5
Certificateholder or Holder.................................................  5
Certificate Principal Balance...............................................  6
Certificate Register........................................................  6
Class A Certificate.........................................................  6
Class A Certificateholder...................................................  6
Class A-1 Certificate.......................................................  6
Class A-2 Certificate.......................................................  6
Class A-3 Certificate.......................................................  6
Class A-4 Certificate.......................................................  6
Class A-5 Certificate.......................................................  7
Class A-IO Certificate......................................................  7
Class A-IO Component A......................................................  7
Class A-IO Component B......................................................  7
Class A-IO Component C......................................................  7
Class A-IO Component D......................................................  7
Class B-1 Certificate.......................................................  8
Class B-1A Certificate......................................................  8
Class B-1F Certificate......................................................  8
Class M Certificate.........................................................  8
Class M-1 Certificate.......................................................  8
Class M-1A Certificate......................................................  8
Class M-1F Certificate......................................................  9

                                       (i)

                                TABLE OF CONTENTS
                                   (Continued)


                                                                            Page
                                                                            ----


Class M-2 Certificate.......................................................  9
Class M-2A Certificate......................................................  9
Class M-2F Certificate......................................................  9
Class R Certificate......................................................... 10
Class R-I Certificate....................................................... 10
Class R-II Certificate...................................................... 10
Class R-III Certificate..................................................... 10
Class R Certificateholder................................................... 10
Class S-1A Component 1, 2, 3, 4 or 5........................................ 11
Class S-1F Component 1, 2, 3, 4, 5, 6, 7 or 8............................... 11
Closing Date................................................................ 11
Code     ................................................................... 11
Collection Account.......................................................... 11
Commission.................................................................. 11
Company  ................................................................... 11
Compensating Interest....................................................... 11
Component................................................................... 11
Curtailment................................................................. 11
Custodian................................................................... 11
Cut-off Date................................................................ 11
DCR      ................................................................... 11
Debt Service Reduction...................................................... 11
Deficient Valuation......................................................... 11
Deleted Mortgage Loan....................................................... 12
Delinquent.................................................................. 12
Depository.................................................................. 12
Direct Participant.......................................................... 12
Disqualified Organization................................................... 12
Distribution Date........................................................... 12
Due Date ................................................................... 12
Due Period.................................................................. 13
Eligible Account............................................................ 13
ERISA    ................................................................... 13
Event of Default............................................................ 13
Excess Subordinated Amount.................................................. 13
Extra Principal Distribution Amount......................................... 13
FDIC     ................................................................... 13
FHLMC    ................................................................... 13
Fitch    ................................................................... 13
Fixed Strip Certificates.................................................... 13
FNMA     ................................................................... 13

                                      (ii)

                                TABLE OF CONTENTS
                                   (Continued)


                                                                            PAGE


Foreclosure Profits......................................................... 14
Funding Period.............................................................. 14
GAAP     ................................................................... 14
Gross Margin................................................................ 14
Group I Available Funds Cap Carry-Forward Amount............................ 14
Group I Certificate Account................................................. 15
Group II Certificate Account................................................ 15
Group I Certificates........................................................ 15
Group II Certificates....................................................... 15
Group I Class A Certificates................................................ 15
Group II Class A Certificates............................................... 15
Group I Fixed Strip Effective Rate.......................................... 15
Group I Formula Pass-Through Rate........................................... 15
Group I Pass-Through Rate................................................... 15
Group II Pass-Through Rate.................................................. 16
Group I Loans" or "Loan Group I............................................. 17
Group II Loans.............................................................. 17
Group I Pool Principal Balance.............................................. 17
Group II Pool Principal Balance............................................. 17
Group I Pre-Funded Amount................................................... 17
Group II Pre-Funded Amount.................................................. 17
Group I Pre-Funding Account................................................. 17
Group II Pre-Funding Account................................................ 17
Index    ................................................................... 17
Indirect Participant........................................................ 18
Initial Group I Loan........................................................ 18
Initial Group II Loan....................................................... 18
Initial Mortgage Loan....................................................... 18
Interest Coverage Account................................................... 18
Interest Coverage Addition.................................................. 18
Interest Coverage Amount.................................................... 18
Interest Determination Date................................................. 18
Interest Remittance Amount.................................................. 18
Lifetime Cap................................................................ 19
Lifetime Floor.............................................................. 19
Liquidated Loan Loss........................................................ 19
Liquidated Mortgage Loan.................................................... 19
Liquidation Expenses........................................................ 19
Liquidation Proceeds........................................................ 19
Liquidation Report.......................................................... 20
Loan Repurchase Price....................................................... 20

                                      (iii)

                                                 TABLE OF CONTENTS
                                                    (Continued)


                                                                            Page
                                                                            ----


Loan-to-Value Ratio or LTV.................................................. 20
Lockout Certificate Percentage.............................................. 20
Lockout Distribution Percentage............................................. 20
London Business Day......................................................... 20
Majority Certificateholders................................................. 21
Master Servicer............................................................. 21
Master Servicer Remittance Amount........................................... 21
Master Servicer Remittance Date............................................. 21
Monthly Payment............................................................. 21
Mortgage ................................................................... 22
Mortgage File............................................................... 22
Mortgage Impairment Insurance Policy........................................ 22
Mortgage Interest Rate...................................................... 22
Mortgage Loan............................................................... 22
Mortgage Loan Documents..................................................... 22
Mortgage Loan Group......................................................... 22
Mortgage Loan Schedule...................................................... 22
Mortgage Note............................................................... 24
Mortgaged Property.......................................................... 24
Mortgagor................................................................... 24
Net Foreclosure Profits..................................................... 24
Net Liquidation Proceeds.................................................... 24
Net Monthly Excess Cashflow................................................. 24
Net Monthly Excess Interest Amount.......................................... 24
Net Mortgage Interest Rate.................................................. 24
Net REO Proceeds............................................................ 25
Nonrecoverable Advances..................................................... 25
Non-United States Person.................................................... 25
Notional Amount............................................................. 25
Officer's Certificate....................................................... 26
One-Month LIBOR............................................................. 26
Opinion of Counsel.......................................................... 26
Original Group I Pool Principal Balance..................................... 26
Original Group II Pool Principal Balance.................................... 26
Original Certificate Principal Balance...................................... 26
Original Pre-Funded Amount.................................................. 26
Outstanding Mortgage Loan................................................... 27
Ownership Interest.......................................................... 27
Owner-Occupied Mortgaged Property........................................... 27
Pass-Through Rate........................................................... 27
Percentage Interest......................................................... 27

                                      (iv)

                                TABLE OF CONTENTS
                                   (Continued)


                                                                            Page
                                                                            ----


Periodic Advance............................................................ 27
Periodic Cap................................................................ 28
Permitted Investments....................................................... 28
Permitted Transferee........................................................ 29
Person   ................................................................... 29
Plan     ................................................................... 29
Pool Principal Balance...................................................... 29
Pre-Funding Account......................................................... 29
Prepayment Assumption....................................................... 29
Prepayment Interest Shortfall............................................... 29
Principal Balance........................................................... 30
Principal Distribution Amount............................................... 30
Principal Remittance Amount................................................. 30
Principal Prepayment in Full................................................ 31
Purchase Agreement.......................................................... 31
Qualified Mortgage.......................................................... 31
Qualified Substitute Mortgage Loan.......................................... 31
Rate Adjustment Date........................................................ 31
Rating Agency............................................................... 31
Record Date................................................................. 31
Reference Bank Rate......................................................... 31
Reference Banks............................................................. 32
Released Mortgaged Property Proceeds........................................ 32
REMIC    ................................................................... 32
REMIC I  ................................................................... 32
REMIC Provisions............................................................ 36
REO Acquisition............................................................. 36
REO Disposition............................................................. 36
REO Mortgage Loan........................................................... 37
REO Proceeds................................................................ 37
REO Property................................................................ 37
Representation Letter....................................................... 37
Request for Release......................................................... 37
Required Subordinated Amount................................................ 37
Reserve Interest Rate....................................................... 37
Residential Dwelling........................................................ 37
Responsible Officer......................................................... 37
S&P      ................................................................... 38
Seller   ................................................................... 38
Senior Enhancement Percentage............................................... 38
Senior Specified Enhancement Percentage..................................... 38

                                       (v)

                                TABLE OF CONTENTS
                                   (Continued)


                                                                            Page
                                                                            ----


Servicing Account............................................................ 38
Servicing Advances........................................................... 38
Servicing Compensation....................................................... 38
Servicing Fee................................................................ 38
Servicing Officer............................................................ 38
Startup Day.................................................................. 39
Step-Down Date............................................................... 39
Subordinated Amount.......................................................... 39
Subordination Reduction Amount............................................... 39
Subsequent Cut-off Date...................................................... 39
Subsequent Mortgage Loan..................................................... 39
Subsequent Transfer Date..................................................... 39
Subsequent Transfer Instrument............................................... 39
Subservicer.................................................................. 40
Subservicing Agreement....................................................... 40
Substitution Adjustment...................................................... 40
Tax Matters Person........................................................... 40
Tax Return................................................................... 40
Transfer .................................................................... 40
Transfer Affidavit And Agreement............................................. 40
Transferee................................................................... 40
Transferor................................................................... 40
Trigger Event................................................................ 40
Trustee  .................................................................... 40
Trustee Fee.................................................................. 41
Trustee Remittance Report.................................................... 41
Trust Fund................................................................... 41
UCC      .................................................................... 41
UCC Financing Statement...................................................... 41
Underwriters................................................................. 42
Underwriting Guidelines...................................................... 42
United States Person......................................................... 42
Unpaid Accrued Certificate Interest Carry-Forward Amount..................... 42
Unpaid REO Amortization...................................................... 42
Voting Rights................................................................ 42
Section 1.02  PROVISIONS OF GENERAL APPLICATION............................. 42

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

                                      (vi)

                                TABLE OF CONTENTS
                                   (Continued)


                                                                            Page
                                                                            ----


 Section 2.01 CONVEYANCE OF MORTGAGE LOANS; PRIORITY AND SUBORDINATION OF
          OWNERSHIP INTERESTS............................................... 44
 Section 2.02 POSSESSION OF MORTGAGE FILES; ACCESS TO MORTGAGE FILES........ 45
 Section 2.03 DELIVERY OF MORTGAGE LOAN DOCUMENTS........................... 45
 Section 2.04 ACCEPTANCE BY TRUSTEE OF THE TRUST FUND; CERTAIN
          SUBSTITUTIONS; CERTIFICATION BY TRUSTEE........................... 47
 Section 2.05 EXECUTION OF CERTIFICATES..................................... 49
 Section 2.06 FURTHER ACTION EVIDENCING ASSIGNMENTS......................... 49
 Section 2.07 CONVEYANCE OF THE SUBSEQUENT MORTGAGE LOANS................... 49
 Section 2.08 CONVEYANCE OF REMIC I REGULAR INTERESTS; ACCEPTANCE OF
          REMIC II BY THE TRUSTEE........................................... 51
 Section 2.09 ISSUANCE OF CLASS R-II CERTIFICATES........................... 51
 Section 2.10 CONVEYANCE OF REMIC II REGULAR INTERESTS; ACCEPTANCE OF
          REMIC III BY THE TRUSTEE.......................................... 52
 Section 2.11  ISSUANCE OF REMIC III CERTIFICATES........................... 52

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
 Section 3.01 REPRESENTATIONS OF THE MASTER SERVICER........................ 53
 Section 3.02 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY...... 54
 Section 3.03 PURCHASE AND SUBSTITUTION..................................... 55

                                   ARTICLE IV

                                THE CERTIFICATES
 Section 4.01 THE CERTIFICATES.............................................. 57
 Section 4.02 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES......... 57
 Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES............. 62
 Section 4.04 PERSONS DEEMED OWNERS......................................... 63

                                    ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS
 Section 5.01 APPOINTMENT OF THE MASTER SERVICER............................ 64
 Section 5.02 SUBSERVICING AGREEMENTS BETWEEN THE MASTER SERVICER AND
          SUBSERVICERS...................................................... 65
 Section 5.03 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; COLLECTION
          ACCOUNT........................................................... 66
 Section 5.04 PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNT............. 68
 Section 5.05 PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES................. 69

                                      (vii)

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                                TABLE OF CONTENTS
                                   (Continued)


                                                                            Page
                                                                            ----


Section 5.06 MAINTENANCE OF CASUALTY INSURANCE.............................. 70
Section 5.07 MAINTENANCE OF MORTGAGE IMPAIRMENT INSURANCE POLICY............ 71
Section 5.08 FIDELITY BOND; ERRORS AND OMISSIONS POLICY..................... 71
Section 5.09 COLLECTION OF TAXES, ASSESSMENTS AND OTHER ITEMS; SERVICING
         ACCOUNT............................................................ 72
Section 5.10 PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION;
         ADDITIONAL INFORMATION............................................. 72
Section 5.11 ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS...... 72
Section 5.12 REALIZATION UPON DEFAULTED MORTGAGE LOANS...................... 73
Section 5.13 TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES................ 75
Section 5.14 SERVICING FEE; SERVICING COMPENSATION.......................... 76
Section 5.15 REPORTS TO THE TRUSTEE AND THE COMPANY; COLLECTION ACCOUNT
         STATEMENTS......................................................... 77
Section 5.16 ANNUAL STATEMENT AS TO COMPLIANCE.............................. 77
Section 5.17 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT........ 77
Section 5.18 OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.................. 78
Section 5.19 PERIODIC ADVANCES.............................................. 78
Section 5.20 THIRD PARTY CLAIMS............................................. 79
Section 5.21 MAINTENANCE OF CORPORATE EXISTENCE AND LICENSES; MERGER OR
         CONSOLIDATION OF THE MASTER SERVICER............................... 79
Section 5.22 ASSIGNMENT OF AGREEMENT BY MASTER SERVICER; MASTER SERVICER
         NOT TO RESIGN...................................................... 79
Section 5.23 INFORMATION REPORTS TO BE FILED BY THE MASTER SERVICER......... 79

                                   ARTICLE VI

                           DISTRIBUTIONS AND PAYMENTS
Section 6.01 ESTABLISHMENT OF CERTIFICATE ACCOUNTS; DEPOSITS TO THE
         CERTIFICATE ACCOUNTS............................................... 81
Section 6.02 PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNTS............ 81
Section 6.03 COLLECTION OF MONEY............................................ 82
Section 6.04 DISTRIBUTIONS.................................................. 82
Section 6.05 INVESTMENT OF ACCOUNTS......................................... 85
Section 6.06 REPORTS BY TRUSTEE............................................. 86
Section 6.07 ADDITIONAL REPORTS BY TRUSTEE.................................. 88
Section 6.08 COMPENSATING INTEREST.......................................... 88
Section 6.09 ALLOCATION OF LIQUIDATED LOAN LOSSES........................... 89
Section 6.10 PRE-FUNDING ACCOUNTS........................................... 89
Section 6.11 INTEREST COVERAGE ACCOUNTS..................................... 90
Section 6.12 DISTRIBUTIONS ON THE UNCERTIFICATED REMIC I REGULAR INTERESTS.. 92


                                     (viii)

                                TABLE OF CONTENTS
                                   (Continued)


                                                                            Page
                                                                            ----

                                   ARTICLE VII

                                     DEFAULT
Section 7.01   EVENTS OF DEFAULT............................................ 93
Section 7.02   TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR..................... 94
Section 7.03   WAIVER OF DEFAULTS........................................... 96

                                  ARTICLE VIII

                                   TERMINATION
 Section 8.01   TERMINATION................................................. 97
 Section 8.02   ADDITIONAL TERMINATION REQUIREMENTS......................... 98
 Section 8.03   ACCOUNTING UPON TERMINATION OF MASTER SERVICER.............. 99

                        ARTICLE IX

                             CONCERNING THE TRUSTEE
 Section 9.01  DUTIES OF TRUSTEE............................................100
 Section 9.02  CERTAIN MATTERS AFFECTING THE TRUSTEE........................101
 Section 9.03  TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS........102
 Section 9.04  TRUSTEE MAY OWN .............................................103
 Section 9.05  PAYMENT OF TRUSTEE'S FEES....................................103
 Section 9.06  ELIGIBILITY REQUIREMENTS FOR TRUSTEE.........................104
 Section 9.07  RESIGNATION AND REMOVAL OF THE TRUSTEE.......................104
 Section 9.08  SUCCESSOR TRUSTEE............................................105
 Section 9.09  MERGER OR CONSOLIDATION OF TRUSTEE...........................106
 Section 9.10  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE................106
 Section 9.11. LIMITATION OF LIABILITY......................................107
 Section 9.12. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
          CERTIFICATES......................................................108
 Section 9.13. SUITS FOR ENFORCEMENTS.......................................108
 Section 9.14. WAIVER OF INVENTORY, ACCOUNTING AND APPRAISAL REQUIREMENTS...108

                                    ARTICLE X

                                REMIC PROVISIONS
 Section 10.01 REMIC ADMINISTRATION.........................................109
 Section 10.02 PROHIBITED TRANSACTIONS AND ACTIVITIES.......................112
 Section 10.03 MASTER SERVICER AND TRUSTEE INDEMNIFICATION..................113

                                   ARTICLE XI

                                      (ix)

                                TABLE OF CONTENTS
                                   (Continued)


                                                                           Page
                                                                           ----



                            MISCELLANEOUS PROVISIONS
Section 11.01 LIMITATION ON LIABILITY OF THE COMPANY AND THE MASTER
         SERVICER...........................................................114
Section 11.02 ACTS OF CERTIFICATEHOLDERS....................................114
Section 11.03 AMENDMENT.....................................................115
Section 11.04 RECORDATION OF AGREEMENT......................................116
Section 11.05 NOTICES.......................................................116
Section 11.06 SEVERABILITY OF PROVISIONS....................................117
Section 11.07 COUNTERPARTS..................................................117
Section 11.08 SUCCESSORS AND ASSIGNS........................................117
Section 11.09 HEADINGS......................................................117
Section 11.10 THIRD PARTY BENEFICIARY.......................................117
Section 11.11 INTENT OF THE PARTIES.........................................117
Section 11.12 NOTICE TO RATING AGENCIES AND CERTIFICATEHOLDER...............117
Section 11.13 GOVERNING LAW.................................................118


                                LIST OF EXHIBITS

Exhibit A-1    Form of Class A, Class M, Class B-1 and Class S Certificate
Exhibit A-2    Form of Class R Certificate
Exhibit B      Mortgage File
Exhibit C-1    Mortgage Loan Schedule for Loan Group I
Exhibit C-2    Mortgage Loan Schedule for Loan Group II
Exhibit D      Trustee's Acknowledgment of Receipt
Exhibit E      Initial Certification of Trustee
Exhibit F      Final Certification of the Trustee
Exhibit G      Request for Release of Documents
Exhibit H      Form of Transfer Affidavit and Agreement
Exhibit I      Form of Transferor Certificate
Exhibit J      ERISA Letter
Exhibit K      Certificate Regarding Prepaid Loans
Exhibit L      Form of Subsequent Transfer Instrument
Exhibit M      Form of Investor Representation Letter
Exhibit N      Form of Transferor Representation Letter
Exhibit O      Form of Rule 144A Investor Affidavit
Exhibit P      Liquidation Report



                                       (x)

                  POOLING AND SERVICING AGREEMENT, dated as of June 1, 1997 (the "Cut-off Date"), by and among SOUTHERN PACIFIC SECURED ASSETS CORP., a California corporation, in its capacity as company (the "Company"), ADVANTA MORTGAGE CORP. USA, a Delaware corporation, in its capacity as master servicer (the "Master Servicer"), and NORWEST BANK MINNESOTA, N.A., a national banking association, in its capacity as trustee (the "Trustee").

                             PRELIMINARY STATEMENT:

                  The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in seventeen classes (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein), consisting primarily of the Mortgage Loans, the Pre-Funding Accounts and the Interest Coverage Accounts (each, as defined herein). As provided herein, the Trustee will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein) and subject to this Agreement (including the Mortgage Loans but excluding the Pre-Funding Accounts and the Interest Coverage Accounts) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." The Uncertificated REMIC I Regular Interests (as defined herein) will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law. The Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as described herein) for federal income tax purposes. The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests. None of the REMIC I Regular Interests will be certificated.


                                 REMIC I                       Initial                  Latest Possible
Designation                  Remittance Rate            Uncertificated Balance          Maturity Date(1)
-----------                  ---------------            ----------------------          ----------------

   LT-AY                       Variable(2)             $ 262,350,000.00                 August 25, 2027

   LT-AZ                       Variable(2)             $  29,150,000.00                 August 25, 2027

   LT-FY                       Variable(2)             $  75,150,000.00                 August 25, 2027

   LT-FZ                       Variable(2)             $   8,350,000.00                 August 25, 2027

-----------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.


                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will evidence the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the REMIC II Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation

Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC II Regular Interests. None of the REMIC II Regular Interests will be certificated.


                                      REMIC II                       Initial                  Latest Possible
      Designation                  Remittance Rate            Uncertificated Balance          Maturity Date(1)
      -----------                  ---------------            ----------------------          ----------------

         MT-A1                       Variable(2)             $ 219,717,900.00                 August 25, 2027

         MT-M1A                      Variable(2)             $  17,053,200.00                 August 25, 2027

         MT-M2A                      Variable(2)             $  13,117,500.00                 August 25, 2027

         MT-B1A                      Variable(2)             $  12,461,400.00                 August 25, 2027

        MT-AIOA                      Variable(2)             $(3)                             August 25, 2027

        MT-AIOB                      Variable(2)             $(3)                             August 25, 2027

        MT-AIOC                      Variable(2)             $(3)                             August 25, 2027

         MT-AZ                       Variable(2)             $  29,150,000.00                 August 25, 2027

         MT-A2                       Variable(2)             $  24,750,000.00                 August 25, 2027

         MT-A3                       Variable(2)             $  24,750,000.00                 August 25, 2027

         MT-A4                       Variable(2)             $   6,880,500.00                 August 25, 2027

         MT-A5                       Variable(2)             $   9,000,000.00                 August 25, 2027

         MT-M1F                      Variable(2)             $   4,320,900.00                 August 25, 2027

         MT-M2F                      Variable(2)             $   1,879,200.00                 August 25, 2027

         MT-B1F                      Variable(2)             $   3,569,400.00                 August 25, 2027

         MT-FY                        Fixed(2)               $   8,350,000.00                 August 25, 2027

         MT-FZ                       Variable(2)             $(3)                             August 25, 2027

-----------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.

(2) Calculated in accordance with the definition of "REMIC II Remittance Rate" herein.

(3) REMIC II Uncertificated Interest MT-AIOA, MY-AIOB, MT-AIOC and MT-FZ have no Uncertificated Principal Balance but will accrue interest at the related REMIC II Remittance Rate on the related Uncertificated Notional Amount.


                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law.


                  The following table sets forth the designation, type, aggregate Original Certificate Principal Balance (as defined herein), maturity date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                      Aggregate Original                                                         Initial
                                    Certificate Principal                               Maturity                 Ratings
Designation             Type                 Balance         Features                     Date         S&P       DCR          Fitch
-----------             ----        ----------------------   --------                   --------       ---       ---          -----

Class A-1          Senior           $244,131,000.00          Senior              May 25, 2027          AAA       AAA          AAA

Class A-2          Senior           $ 27,500,000.00          Senior              May 25, 2027          AAA       AAA          AAA

Class A-3          Senior           $ 27,500,000.00          Senior              May 25, 2027          AAA       AAA          AAA

Class A-4          Senior           $  7,645,000.00          Senior              May 25, 2027          AAA       AAA          AAA

Class A-5          Senior           $ 10,000,000.00          Senior/Lockout      May 25, 2027          AAA       AAA          AAA

Class A-IO         Senior           Notional Amount          Senior/Interest     May 25, 2027          AAAr      AAA          AAA
                                                             Only

Class M-1A         Subordinate      $ 18,948,000.00          Subordinate         May 25, 2027          AA        AA+          AA

Class M-1F         Subordinate      $  4,801,000.00          Subordinate         May 25, 2027          AA        AA+          AA

Class M-2A         Subordinate      $ 14,575,000.00          Subordinate         May 25, 2027          A         A            A

Class M-2F         Subordinate      $  2,088,000.00          Subordinate         May 25, 2027          A         AA-          A

Class B-1A         Subordinate      $ 13,846,000.00          Subordinate         May 25, 2027          BBB       BBB          BBB

Class B-1F         Subordinate      $  3,966,000.00          Subordinate         May 25, 2027          BBB       BBB+         BBB

Class S-1A         Subordinate      $             0.00       Subordinate         May 25, 2027          N/R       N/R          N/R

Class S-1F         Subordinate      $             0.00       Subordinate         May 25, 2027          N/R       N/R          N/R

Class R-I          Subordinate               N/A             Residual            May 25, 2027          N/R       N/R          N/R

Class R-II         Subordinate               N/A             Residual                  N/A             N/R       N/R          N/R

Class R-III        Subordinate               N/A             Residual                  N/A             N/R       N/R          N/R


                  The Group I Loans (as defined herein) have an aggregate Principal Balance (as defined herein) as of the Cut-off Date equal to $227,587,116.20. The Group II Loans (as defined herein) have an aggregate Principal Balance as of the Cut-off Date equal to $62,880,818.82. The amount deposited by the Company in the Pre-Funding Account on the Closing Date is $63,912,883.00 for Loan Group I and $20,619,181.18 for Loan Group II.

                  In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 CERTAIN DEFINED TERMS. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings.

                  "Accepted Servicing Practices": The Master Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

                  "Account": Any Eligible Account established pursuant to Sections 5.03, 5.09, 6.01, 6.04, 6.12 or 6.13 hereof.

                  "Accrual Period": With respect to (i) the Class A-1, Class M-1A, Class M-2A and Class B-1A Certificates, the "Accrual Period" is the period commencing on the Distribution Date immediately preceding the month on which such Distribution Date occurs and ending on the calendar day immediately preceding such Distribution Date, except with respect to the first Distribution Date, which has an accrual period from June 19, 1997, to July 24, 1997 and (ii) with respect to the Class A-2, Class A-3, Class A-4, Class A-5, Class M-1F, Class M-2F, Class B-1F, Class S and Class A-IO Certificates, the "Accrual Period" is the previous calendar month.

                  "Accrued Certificate Interest": With respect to each Class of Certificates (other than the Class R Certificates), an amount equal to interest accrued for the related Accrual Period on the related Certificate Principal Balance thereof (or related Notional Amounts thereof, in the case of the Components of the Class A-IO Certificates or Class S Certificates) immediately prior to such Distribution Date at the then-applicable related Pass-Through Rate, as reduced by Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) or shortfalls in the collection of interest due to The Soldier's and Sailor's Civil Relief Act of 1940, as amended, with all such reductions allocated among the related Certificates in proportion to their respective amounts of related Accrued Certificate Interest which would have resulted absent such reductions. The Accrued Certificate Interest on the Class S-1A Certificates and Class S-1F Certificates also includes 100% of the interest received on REMIC II Regular Interest MT-AZ and REMIC II Regular Interest MR-FZ, respectively. Accrued Certificate Interest with respect to the Group I Certificates (other than the Class A-IO Components A, B and C) is calculated on the basis of a 360-day year and the actual number of days elapsed; provided that, for any Distribution Date for which clause (ii) of the definition of Pass-Through Rate on the Group I Certificates is applicable, Accrued Certificate Interest will be calculated on the basis of a 360- day year and a 30-day month. Accrued Certificate Interest with respect to the Class A-IO Components A, B and C, the Group II Certificates and the Class S Certificates is calculated on the basis of a 360-day year and a 30-day month.

                  "Addition Notice": With respect to the transfer of Subsequent Mortgage Loans to the Trust Fund pursuant to Section 2.07 of this Agreement, a notice, substantially in the form of Exhibit N, which shall be given not later than five Business Days prior to the related Subsequent Transfer Date, of the Company's designation of Subsequent Mortgage Loans to be sold to the Trust Fund and the aggregate principal balance as of the Subsequent Cut-off Date of such Subsequent Mortgage Loans.

                  "Advanta": Advanta Mortgage Corp. USA, a Delaware corporation.

                  "Affiliate": With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement, including the Exhibits hereto, and all amendments hereof and supplements hereto.

                  "Appraised Value": As to any Mortgaged Property, the lesser of
(i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is the lesser of the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

                  "Assignment Of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

                  "Authorized Denominations": With respect to each class of Class A Certificates, (other than the Class A-IO Certificates), the minimum Percentage Interest corresponding to a minimum denomination of $1,000 and integral multiples of $1 in excess thereof. With respect to each class of Class M and Class B-1 Certificates the minimum Percentage Interest corresponding to a minimum denomination of $25,000 and integral multiples of $1 in excess thereof. With respect to the Class A-IO Certificates a minimum Percentage Interest of 20.00% and integral multiples of 0.01% in excess thereof. With respect to each class of Class S and Class R Certificates, a minimum Percentage Interest of 10.00% and integral multiples of 0.01% in excess thereof.

                  "Balloon Mortgage Loan": Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

                  "Balloon Payment": With respect to any Balloon Mortgage Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

                  "Business Day": Any day other than (a) a Saturday or Sunday, or (b) a day on which banking institutions in the State of California, the State of New York or the state where the Trustee's corporate trust office is located are authorized or obligated by law or executive order to be closed.

                  "Certificate": Any Class A Certificate, Class M, Class B-1, Class S or Class R Certificate executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee.

                  "Certificate Account": The Group I Certificate Account or the Group II Certificate Account, as applicable.

                  "Certificateholder or Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent (except any consent required to be obtained pursuant to Section 11.03), waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Company or the Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.03. The Trustee shall be entitled to rely upon a certification of the Company or the Master Servicer in determining if any Certificates are registered in the name of a respective Affiliate.

                  "Certificate Principal Balance": With respect to each class of Class A Certificates (other than the Class A-IO Certificates), Class M Certificates and Class B-1 Certificates as determined separately, as of any time of determination, the related Original Certificate Principal Balance less any amounts distributed in reduction of the Certificate Principal Balance thereof pursuant to Section 6.05 on all prior Distribution Dates and all Liquidated Loan Losses allocated thereto pursuant to Section 6.12. The Class A-IO, Class S and R Certificates do not have a "Certificate Principal Balance".

                  "Certificate Register":  As described in Section 4.02(a).


                  "Class A Certificate": Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, or Class A-IO Certificates.

                  "Class A Certificateholder": A Holder of a Class A
Certificate.

                  "Class A-1 Certificate": Any Certificate designated as a "Class A-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group I.

                  "Class A-2 Certificate": Any Certificate designated as a "Class A-2 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group II.

                  "Class A-3 Certificate": Any Certificate designated as a "Class A-3 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group II.

                  "Class A-4 Certificate": Any Certificate designated as a "Class A-4 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group II.

                  "Class A-5 Certificate": Any Certificate designated as a "Class A-5 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group II.

                  "Class A-IO Certificate": Any Certificate designated as a "Class A-IO Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing four separate interests designated as "regular interests" in REMIC III for purposes of the REMIC Provisions and evidencing an interest in both Loan Group I and Loan Group II.

                  "Class A-IO Component A": With respect to the Class A-IO Certificates, the component thereof having a Notional Amount as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class A-IO Component B": With respect to the Class A-IO Certificates, the component thereof having a Notional Amount as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class A-IO Component C": With respect to the Class A-IO Certificates, the component thereof having a Notional Amount as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class A-IO Component D": With respect to the Class A-IO Certificates, the component thereof having a Notional Amount as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class A Principal Distribution Amount": With respect to each Loan Group, as of any Distribution Date (a) prior to the related Stepdown Date the lesser of (i) 100% of the related Principal Distribution Amount and (ii) the aggregate Certificate Principal Balance of the related Class A Certificates immediately prior to such Distribution Date and (b) on or after the related Stepdown Date and the excess, if any, of (x) the aggregate Certificate Principal Balance of the related Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) the lesser of
(l) the related Stepped Up Enhancement Percentage and (2) 58.5%, with respect to Loan Group I, and 69.5%, with respect to Loan Group II and (ii) the aggregate outstanding Principal Balance of the related Mortgage Loans as of the last day of the related Due Period and (B) the aggregate outstanding Principal Balance of the related Mortgage Loans as of the last day of the related Due Period minus $1,457,500 for the Group I Loans and $417,500 for the Group II Loans.

                  "Class B-1 Certificate": Any one of the Class B-1A Certificates or Class B-1F Certificates.

                  "Class B-1 Certificateholder": A Holder of a Class B-1 Certificate.

                  "Class B-1A Certificate": Any Certificate designated as a "Class B-1A Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group I.

                  "Class B-1F Certificate": Any Certificate designated as a "Class B-1F Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group II.

                  "Class B-1 Principal Distribution Amount": With respect to each Loan Group, as of any Distribution Date (a) prior to the related Stepdown Date, 0% of any remaining Principal Distribution Amount or in the event that the related Class A Certificate and Class M Certificates have been retired, 100% thereof and (b) on or after the related Stepdown Date the excess, if any, of (x) the sum of (i) the aggregate Certificate Principal Balance of the related Class A Certificates (after taking into account the payment of the related Class A Principal Distribution Amount on such Distribution Date), (ii) the aggregate Certificate Principal Balance of the related Class M-1 Certificates (after taking into account the payment of the related Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the aggregate Certificate Principal Balance of the related Class M-2 Certificates (after taking into account the payment of the related Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the aggregate Certificate Principal Balance of the related Class B-1 Certificates immediately prior to such Distribution Date over
(y) the lesser of (A) the product of (i) 91.0%, with respect to Loan Group I, and 95.5% with respect to Loan Group II, and (ii) the aggregate outstanding Principal Balance of the related Mortgage Loans as of the last day of the related Due Period and (B) the aggregate outstanding Principal Balance of the related Mortgage Loans as of the last day of the related Due Period minus $1,457,500 for the Group I Loans and $417,500 for the Group II Loans.

                  "Class M Certificate": Any one of the Class M-1A, Class M-1F, Class M-2A or Class M-2F Certificates.

                  "Class M Certificateholder": A Holder of a Class M Certificateholder.

                  "Class M-1 Certificate": Any one of the Class M-1A Certificates or Class M-1F Certificates.

                  "Class M-1A Certificate": Any Certificate designated as a "Class M-1A Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group I.

                  "Class M-1F Certificate": Any Certificate designated as a "Class M-1F Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group II.

                  "Class M-2 Certificate": Any one of the Class M-2A Certificates or Class M-2F Certificates.

                  "Class M-2A Certificate": Any Certificate designated as a "Class M-2A Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group I.

                  "Class M-2F Certificate": Any Certificate designated as a "Class M-2F Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing an interest designated as a "regular interest" in REMIC III for the purposes of the REMIC Provisions and primarily evidencing an interest in Loan Group II.

                  "Class M-1 Principal Distribution Amount": With respect to each Loan Group, as of any Distribution Date (a) occurring prior to the related Stepdown Date, 0% of any remaining Principal Distribution Amount or, in the event that the related Class A Certificates have been retired, 100% thereof, and
(b) on or after the related Stepdown Date, the excess, if any, of (x) the sum of
(i) the aggregate Certificate Principal Balance of the related Class A Certificates (after taking into account the payment of the related Class A Principal Distribution Amount on such Distribution Date) and (ii) the aggregate Certificate Principal Balance of the related Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 71.5%, with respect to Loan Group I, and 81.0%, with respect to Loan Group II, and (ii) the aggregate outstanding Principal Balance of the related Mortgage Loans as of the last day of the related Due Period and (B) the aggregate outstanding Principal Balance of the related Mortgage Loans as of the last day of the related Due Period minus $1,457,500 for the Group I Loans and $417,500 for the Group II Loans.

                  "Class M-2 Principal Distribution Amount": With respect to each Loan Group, as of any Distribution Date (a) occurring prior to the related Stepdown Date, 0% of any remaining Principal Distribution Amount or, in the event that the related Class A Certificates and Class M-1 Certificates have been retired, 100% thereof, and (b) on or after the related Stepdown Date, the excess, if any, of (x) the sum of (i) the aggregate Certificate Principal Balance of the related Class A Certificates (after taking into account the payment of the related Class A Principal Distribution Amount on such Distribution Date), (ii) the aggregate Certificate Principal Balance of the related Class M-1 Certificates (after taking into account the payment of the related Class M-1 Principal Distribution Amount on such Distribution Date) and
(iii) the aggregate Certificate Principal Balance of the related Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 81.5%, with respect to Loan Group I, and 86.0%, with respect to Loan Group II, and (ii) the aggregate outstanding Principal Balance of the related Mortgage Loans as of the last day of the related Due Period and (B) the aggregate outstanding Principal Balance of the related Mortgage Loans as of the last day of the related Due Period minus $1,457,500 for the Group I Loans and $417,500 for the Group II Loans.

                  "Class R Certificate": Any one of the Class R-I Certificates, Class R-II Certificates or Class R-III Certificates.

                  "Class R-I Certificate": Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Trustee substantially in the form annexed hereto as Exhibit A-2, subordinate to the Class A Certificates in right of payment to the extent set forth herein and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

                  "Class R-II Certificate": Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Trustee substantially in the form annexed hereto as Exhibit A-2, subordinate to the Class A Certificates in right of payment to the extent set forth herein and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

                  "Class R-III Certificate": Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Trustee substantially in the form annexed hereto as Exhibit A-2, subordinate to the Class A Certificates in right of payment to the extent set forth herein and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class R Certificateholder": Holder of a Class R-I, Class R-II Certificate or Class R-III.

                  "Class S Certificate": Any one of the Class S-1A or Class S-1F Certificates.

                  "Class S-1A Certificate": Any Certificate designated as a "Class S-1A Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing five separate interests designated as "regular interests" in REMIC III for the purposes of the REMIC Provisions and evidencing an interest in Loan Group I.

                  "Class S-1F Certificate": Any Certificate designated as a "Class S-1F Certificate" on the face thereof, in the form of Exhibit A-1 hereto, and authenticated by the Trustee in accordance with the procedures set forth herein and evidencing eight separate interests designated as a "regular interests" in REMIC II for the purposes of the REMIC Provisions and primarily evidencing an interest in Group II.

                  "Class S Certificateholder": A Holder of a Class S
Certificate.

                  "Class S-1A Component 1, 2, 3, 4 or 5": With respect to the Class S-IA Certificates, the components thereof having Notional Amounts as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class S-1F Component 1, 2, 3, 4, 5, 6, 7 or 8": With respect to the Class S-IF Certificates, the component thereof having Notional Amounts as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement, being an uncertificated interest representing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Closing Date":   June 19, 1997.

                  "Code":  The Internal Revenue Code of 1986.

                  "Collection Account": The Eligible Account established and maintained by the Master Servicer pursuant to Section 5.03.

                  "Commission":  The Securities and Exchange Commission.

                  "Company": Southern Pacific Secured Assets Corp., a California corporation, and any successor thereto.

                  "Compensating Interest": As defined in Section 6.08 hereof.

                  "Component": Any of Class A-IO Component A, B, C or D, Class S-1A Component 1, 2, 3, 4 or 5 or Class S-1F Component 1, 2, 3, 4, 5, 6, 7 or 8.

                  "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

                  "Custodian":  As defined in Section 2.02(c).

                  "Cut-off Date": June 1, 1997.

                  "DCR": Duff & Phelps Credit Rating Co., or its successor in interest.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan in a proceeding under the United States Bankruptcy Code, except such a reduction that constitutes a Deficient Valuation or a permanent forgiveness of principal.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment by the related Mortgagor is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                  "Depository": The Depository Trust Company, 55 Water Street, New York, New York 10041 and any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be book-entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Direct Participant": Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depositary.

                  "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), or rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and
(iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause REMIC I or REMIC II or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

                  "Distribution Date": The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on July 25, 1997.

                  "Due Date":  The first day of each calendar month.

                  "Due Period": With respect to each Distribution Date, the period beginning on the opening of business on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs, and ending at the close of business on the first day of the calendar month in which such Distribution Date occurs.

                  "Eligible Account": Either (A) an account or accounts maintained with an institution (which may include the Trustee, provided such institution otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated AA or better by S&P, DCR and Fitch or better and in the highest short term rating by the Rating Agencies, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association (including the Trustee) duly organized, validly existing and in good standing under the federal banking laws,
(iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Rating Agencies or (B) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution acceptable to each Rating Agency (the Trustee shall be deemed acceptable, provided that the Trustee otherwise meets these requirements), having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity.

                  "ERISA":  As defined in Section 4.02(m) hereof.

                  "Event of Default": One or more of the events described in
Section 7.01 hereof.

                  "Excess Subordinated Amount": With respect to each Loan Group and as of any Distribution Date, the difference, if any, between (a) the related Subordinated Amount that would exist on such Distribution Date after taking into account all distributions to be made on such Distribution Date (exclusive of any reductions thereto attributable to Subordination Reduction Amounts on such Distribution Date) and (b) the related Required Subordinated Amount for such Distribution Date.

                  "Extra Principal Distribution Amount": With respect to each Loan Group and as of any Distribution Date, the lesser of (x) the related Net Monthly Excess Interest Amount for such Distribution Date and (y) the excess, if any, of (i) the related Required Subordinated Amount for such Distribution Date over (ii) the related Subordinated Amount (calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all classes of Certificates relating to such Loan Group resulting from the distribution of the related Principal Remittance Amount) for such Distribution Date.

                  "FDIC": The Federal Deposit Insurance Corporation and any successor thereto.

                  "FHLMC": The Federal Home Loan Mortgage Corporation and any successor thereto. "Fitch": Fitch Investors Service, L.P., or its successor in interest.

                  "Fixed Strip Certificates": The Class A-IO Certificates.

                  "FNMA": Fannie Mae and any successor thereto.

                  "Foreclosure Profits": As to any Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the month immediately preceding the month of such Distribution Date over (ii) the sum of the unpaid principal balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Mortgage Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid pursuant to Section 5.12) to the first day of the month following the month in which such Mortgage Loan became a Liquidated Mortgage Loan.

                  "Funding Period": As determined separately for Loan Group I and Loan Group II, the period beginning on the Closing Date and ending on the earlier of the date on which (a) the amount on deposit in the related Pre-Funding Account is less than $10,000.00 or (b) the close of business on July 15, 1997.

                  "GAAP":  Generally accepted accounting principles.

                  "Gross Margin": As to each Group I Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the related Mortgage Loan Schedules as the "Gross Margin," which percentage is added to the related Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap, Lifetime Floor and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

                  "Group I Available Escalation Amount": With respect to any Distribution Date, an amount (but not less than zero) equal to the sum of, with respect to each class of Class A-1, Class M-1A, Class M-2A or Class B-1A Certificates, the product of (i) a rate equal to the Group I Net Weighted Average Rate minus the Group I Formula Pass-Through Rate for such Class of Certificates and (ii) the Certificate Principal Balance of such Class of Certificates.

                  "Group I Available Funds Cap Carry-Forward Amount": As of any Distribution Date, an amount equal to (x) the sum of (i) the excess, if any, of
(a) the aggregate amount of interest due on the Group I Certificates on each Distribution Date, calculated at the Group I Formula Pass-Through Rate applicable to each such Distribution Date over (b) the aggregate amount of interest due on the Group I Certificates on such Distribution Dates, calculated at the Group I Pass-Through Rate applicable to each such Distribution Date for the related Group I Certificates, and (ii) the interest accrued during the prior Accrual Period on the amount of any Group I Available Funds Cap Carry-Forward Amount immediately prior to such Distribution Date, calculated on the basis of a 360-day year and the actual number of days elapsed and using the Group I Formula Pass-Through Rate applicable to such Distribution Date minus (y) the aggregate of all amounts distributed to the Group I Certificateholders on all prior Distribution Dates pursuant to Section 6.04(b)(iii)(D) hereof.

                  "Group I Available Funds Pass-Through Rate": As of any Distribution Date, the per annum rate equal to the sum of (i) the Group I Net Weighted Average Rate and (ii) the percentage equivalent of a fraction, the numerator of which is the Group I Available Escalation Amount and the denominator of which is the sum of the Certificate Principal Balances of each Class of Group I Capped Certificates.

                  "Group I Capped Certificates": With respect to any Distribution Date, each class of Class A-1, Class M-1A, Class M-2A or Class B-1A Certificates for which the related Group I Formula Pass-Through Rate is greater than the Group I Net Weighted Average Rate for such Distribution Date.

                  "Group I Certificate Account": The Certificate Account established with respect to the Group I Certificates in accordance with Section 6.01(a) hereof and maintained by the Trustee.

                  "Group II Certificate Account": The Certificate Account established with respect to the Group II Certificates in accordance with Section 6.01(a) hereof and maintained by the Trustee.

                  "Group I Certificates": The Class A-1, Class M-1A, Class M-2A, Class B-1A and Class S-1A Certificates and Class A-IO Component A, B and C.

                  "Group II Certificates": The Class A-2, Class A-3, Class A-4, Class A-5, Class M-1F, Class M-2F, Class B-1F and Class S-1F Certificates and Class A-IO Component D.

                  "Group I Class A Certificates": The Class A-1 Certificates and Class A-IO Component A, B and C.

                  "Group II Class A Certificates": The Class A-2, Class A-3, Class A-4 and Class A-5 Certificates and Class A-IO Component D.

                  "Group I Fixed Strip Effective Rate": 5.50% for the first 12 Distribution Dates, 4.00% for the 13th through the 24th Distribution Dates, 2.50% for the 25th through the 30th Distribution Dates and 0.00% thereafter.

                  "Group I Formula Pass-Through Rate": As determined for each of the Group I Certificates (other than the Class A-IO Components A, B and C) for any Distribution Date is the lesser of (x) the rate determined by clause (i) of the related definition of Group I PassThrough Rate for the related Group I Certificates on such Distribution Date and (y) the weighted average of the Net Lifetime Rate Caps of the Group I Loans.

                  "Group I Pass-Through Rate": With respect to each of the Group I Certificates (other than the Class A-IO Components A, B and C) and each Distribution Date, the lesser of (i) One-Month LIBOR plus the related Pass-Through Margin and (ii) the related Group I Available Funds Pass-Through Rate. With respect to the Class A-IO Component A, 2.50% for the first 30 Distribution Dates, and 0.00% thereafter. With respect to Class A-IO Component B 1.50% for the first 24 Distribution Dates, and 0.00% thereafter. With respect to Class A-IO Component C 1.50% for the first 12 Distribution Dates and 0.00% thereafter. With respect to each of the Components of the Class S-1A
Certificates: the sum of the following components:

         1:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group I over the product of (x) One-Month LIBOR + 0.45 and (y) 1.11111111;

         2:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group I over the product of (x) One-Month LIBOR + 0.54 and (y) 1.11111111;

         3:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group I over the product of (x) One-Month LIBOR + 0.84 and (y) 1.11111111; and

         4:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group I over the product of One-Month LIBOR + 1.485 and (y) 1.11111111.

                  "Group II Pass-Through Rate": With respect to the Class A-2 Certificates, 6.70%. With respect to the Class A-3 Certificates, 6.89%. With respect to the Class A-4 Certificates, 7.45%. With respect to the Class A-5 Certificates, 7.09%. With respect to the Class M-1F Certificates, 7.32%. With respect to the Class M-2F Certificates, 7.53%. With respect to the Class B-1F Certificates, 7.89%. With respect to the Class A-IO Component D, 6.50% for the first 36 Distribution Dates, and 0.00% thereafter. With respect to each of the Components of Class S-1F Certificates:

         1:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group II over 7.44444444%;

         2:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group II over 7.65555556%;

         3:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group II over 8.27777778%;

         4:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group II over 7.87777778%;

         5:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group II over 8.13333333%;

         6:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group II over 8.36666667%; and

         7:       The excess of the weighted average of the Net Mortgage
Interest Rates on the Mortgage Loans and REO Properties in Group II over 8.76666667%.


                  "Group I Interest Coverage Account": With respect to Loan Group I, the Account established and maintained pursuant to Section 6.11, which must be an Eligible Account.

                  "Group II Interest Coverage Account": With respect to Loan Group II, the Account established and maintained pursuant to Section 6.11, which must be an Eligible Account.

                  "Group I Loans" or "Loan Group I": The group of Mortgage Loans identified on Exhibit C-1 from time to time.

                  "Group II Loans or "Loan Group II": The group of Mortgage Loans identified on Exhibit C-2 from time to time.

                  "Group I Net Weighted Average Rate": As of any Distribution Date for each of the Class A-1, Class M-1A, Class M-2A and Class B-1A Certificates, a rate which is equal to the product of (i)(A) the weighted average of the Mortgage Rates of the Group I Loans (as of the beginning of the related Due Period), minus (B) the sum of the rates per annum at which the Servicing Fee and the Trustee Fee accrue, minus (C) the product of the Group I Fixed Strip Effective Rate and a fraction equal to (x) the Notional Amount of the Class A-IO Components A, B and C divided by (y) the aggregate Principal Balance of the Group I Loans (as of the beginning of the related Due Period) and
(ii) a fraction equal to (A) the aggregate Principal Balance of the Group I Loans (as of the beginning of the related Due Period) over (B) the aggregate Certificate Principal Balance of the Group I Certificates immediately prior to such Distribution Date.

                  "Group I Pool Principal Balance": The sum of the aggregate Principal Balances of the Group I Loans in the Trust Fund and the Group I Pre-Funded Amount as of any date of determination.

                  "Group II Pool Principal Balance": The sum of the aggregate Principal Balances of the Group II Loans in the Trust Fund and the Group II Pre-Funded Amount as of any date of determination.

                  "Group I Pre-Funded Amount": With respect to any date of determination, the amount on deposit in the Group I Pre-Funding Account.

                  "Group II Pre-Funded Amount": With respect to any date of determination, the amount on deposit in the Group II Pre-Funding Account.

                  "Group I Pre-Funding Account": The account established and maintained pursuant to Section 6.12 as defined therein.

                  "Group II Pre-Funding Account": The account established and maintained pursuant to Section 6.12 as defined therein.

                  "Index": As to any Group I Loan, a rate per annum equal to the average of the interbank offered rates for six month United States dollar deposits in the London market as published in the Western Edition of THE WALL STREET JOURNAL, as most recently available as of the first business day forty-five, thirty or five days prior to any Rate Adjustment Date, as specified in the related Mortgage Note.

                  "Indirect Participant": Any financial institution for whom any Direct Participant holds an interest in a Class A Certificate.

                  "Initial Group I Loan": A Group I Loan assigned and transferred to the Trustee on the Closing Date, as listed on the Mortgage Loan Schedule attached hereto as Exhibit C-1.

                  "Initial Group II Loan": A Group II Loan assigned and transferred to the Trustee on the Closing Date, as listed on the Mortgage Loan Schedule attached hereto as Exhibit C-2.

                  "Initial Mortgage Loan": Any Initial Group I Loan or Initial Group II Loan.

                  "Interest Coverage Account": The Group I Interest Coverage Account or the Group II Interest Coverage Account, as applicable each as defined in Section 6.11(a).

                  "Interest Coverage Addition": With respect to Loan Group I and Loan Group II, as to any Distribution Date, an amount, not less than $0.00, equal:

                  the sum of (x) interest accrued for the related Accrual Period on an amount equal to (i) the related Original Pre-Funded Amount minus (ii) the aggregate Principal Balance of any related Subsequent Mortgage Loans transferred prior to the first day of the month in which such Distribution Date occurs, calculated at a rate equal to the sum of (a)(1) with respect to the Group I Certificates, the sum of (A) the Group I Pass-Through Rate for such Distribution Date and (B) 5.50% times the Notional Balance of the Class A-IO Components A, B and C divided by the Group I Pool Principal Balance as of the beginning of the related Due Period, or (2) with respect to the Group II Certificates, the sum of
(A) the weighted average of the Group II Pass-Through Rates on the Class A-2, Class A-3, Class A-4, Class A-5, Class A-M-1F, Class M-2F and Class B-1F Certificates and (B) 6.50%, times the Notional Amount of the Class A-IO Component D divided by the Group II Pool Principal Balance as of the beginning of the related Due Period and (y) the Trustees Fee accrued on the excess, if any, of the original Pre-Funded Amount over the aggregate Principal Balance of any related Subsequent Mortgage Loans transferred prior to the first day of the month in which such Distribution Date occurs.

                  "Interest Coverage Amount": With respect to Loan Group I and Loan Group II, the amount to be paid by the Company to the Trustee for deposit into the related Interest Coverage Account pursuant to Section 6.11(a) on the Closing Date, which amount is $411,531.57 for the Loan Group I and $131,419.34 for Loan Group II.

                  "Interest Determination Date": With respect to any Accrual Period, the second London Business Day preceding the commencement of such Accrual Period.

                  "Interest Remittance Amount": With respect to each Loan Group and as to each Distribution Date, the sum of the following: (i) all interest received or advanced during the related Due Period on the related Mortgage Loans (less the related Servicing Fees), (ii) all unscheduled recoveries on the related Mortgage Loans that became Liquidated Mortgage Loans in a prior Due Period received by the Master Servicer during the related Due Period, (iii) any amounts paid by the Master Servicer on the immediately preceding Master Servicer Remittance Date to cover Prepayment Interest Shortfalls with respect to the related Mortgage Loans, (iv) any amounts in respect of interest delivered by the Company on the Master Servicer Remittance Date in connection with a substitution of a related Mortgage Loan, (v) the Net Liquidation Proceeds collected by the Master Servicer on the related Mortgage Loans during the prior calendar month (to the extent such Net Liquidation Proceeds are related to interest), (vi) the proceeds received by the Trustee of any termination of such Loan Group (to the extent such proceeds are related to interest) and (vii) with respect to the Distribution Date occurring in July 1997, any amounts in the related Interest Coverage Account (to the extent required to be withdrawn from such account).

                  "Lifetime Cap": As to any Mortgage Loan in Loan Group I, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

                  "Lifetime Floor": As to any Mortgage Loan in Loan Group I the minimum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

                  "Liquidated Loan Loss": With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during the Due Period preceding such Distribution Date, equal to the excess, if any, (i) the unpaid principal balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month in which such Mortgage Loan became a Liquidated Mortgage Loan, over (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

                  "Liquidated Mortgage Loan": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated and/or foreclosed and with respect to which the Master Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

                  "Liquidation Expenses": Expenses incurred by the Master Servicer or any Subservicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Master Servicer pursuant to Sections 5.05, 5.06 and 5.12 respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

                  "Liquidation Proceeds": Amounts received by the Master Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

                  "Liquidation Report": A report in the form set forth hereto as Exhibit P.

                  "Loan Repurchase Price":  As defined in Section 2.04(b).

                  "Loan-to-Value Ratio or LTV": With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Mortgage Loan, as of the date of origination of the Mortgage Loan, divided by the Appraised Value of the related Mortgaged Property.

                  "Lockout Certificate Percentage": As of each Distribution Date, the percentage equal to the aggregate Certificate Principal Balance of the Class A-5 Certificates divided by the sum of the aggregate Certificate Principal Balances of the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates.

                  "Lockout Distribution Percentage": With respect to any Distribution Date, the percentage indicated below:


                   Distribution Date                                    Lockout Distribution Percentage
                   -----------------                                    -------------------------------

July 1997 through
June 2000...............................................   0%

July 2000 through
June 2002...............................................   45% of the Lockout Certificate Percentage

July 2002 through
June 2003...............................................   80% of the Lockout Certificate Percentage

July 2003 through
June 2004...............................................   100% of the Lockout Certificate Percentage

July 2004 and
thereafter..............................................   the lesser of (x) 100% and (y) 300% of the
                                                           Lockout Certificate Percentage



Notwithstanding the foregoing, if the Certificate Principal Balances of the Class A-2, Class A-3 and Class A-4 Certificates have been reduced to zero, the Lockout Distribution Percentage will be equal to 100%.

                  "London Business Day": Any day on which banks in the City of London, England are open and conducting transactions in United States dollars.

                  "Majority Certificateholders": As of any date, the Holder or Holders of Certificates evidencing at least 51% of the Voting Rights of the Certificates.

                  "Master Servicer": Advanta Mortgage Corp. USA, a Delaware corporation, or any successor appointed as herein provided.

                  "Master Servicer Remittance Amount": With respect to any Master Servicer Remittance Date, an amount equal to the sum of (i) all unscheduled collections of principal and interest on the Mortgage Loans (including Principal Prepayments in Full and Curtailments, Net REO Proceeds and Net Liquidation Proceeds, if any) collected by the Master Servicer during the prior calendar month and all scheduled Monthly Payments due on the related Due Date and received on or prior to the Business Day preceding such Master Servicer Remittance Date, (ii) all Periodic Advances made by the Master Servicer with respect to payments due to be received on the Mortgage Loans on the related Due Date and (iii) any other amounts required to be placed in the Collection Account by the Master Servicer pursuant to this Agreement but excluding the following:

                  (a) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which the Master Servicer has previously made an unreimbursed Periodic Advance;

                  (b) those portions of each payment of interest on a particular Mortgage Loan which represent the Servicing Fee;

                  (c) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee;

                  (d) all income from Permitted Investments that is held in the Collection Account for the account of the Master Servicer;

                  (e) all amounts in respect of late fees, assumption fees, prepayment fees and similar fees;

                  (f) certain other amounts which are reimbursable to the Master Servicer, as provided in this Agreement; and

                  (g) Net Foreclosure Profits.

                  "Master Servicer Remittance Date": With respect to any Distribution Date, the 18th of the month in which such Distribution Date occurs, or if such 18th day is not a Business Day, the Business Day preceding such 18th day.

                  "Monthly Payment": As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the scheduled payment of principal and interest due thereon for such Due Date (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on the Mortgaged Property.

                  "Mortgage File": The mortgage documents listed in Exhibit B attached hereto pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

                  "Mortgage Impairment Insurance Policy": As defined in Section 5.07.

                  "Mortgage Interest Rate": As to any Group I Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first related Rate Adjustment Date occurring after the Cut-off Date, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such first Rate Adjustment Date, the sum of the related Index applicable to the most recent Rate Adjustment Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap, the Lifetime Cap and Lifetime Floor set forth in the related Mortgage Note that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan. As to any Group II Loan, the fixed per annum rate at which interest accrued on the unpaid principal balance thereof, which rate is the Mortgage Interest Rate for such Group II Loan indicated on the related Mortgage Loan Schedule.

                  "Mortgage Loan": An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date therefor occurring, with respect to the Initial Mortgage Loans prior to the Cut-off Date), the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property and both Initial Mortgage Loans and Subsequent Mortgage Loans.

                  "Mortgage Loan Documents":  As defined in Section 2.03(a).

                  "Mortgage Loan Group": The Group I Loans or Group II Loans. References herein to "Mortgage Loan Group" when used with respect to any Certificate shall mean (i) Group I Loans, in the case of the Group I Certificates, and (ii) Group II Loans, in the case of the Group II Certificates.

                  "Mortgage Loan Schedule": The lists of the Mortgage Loans transferred to the Trustee on or before the Closing Date or Subsequent Transfer Date as part of the Trust Fund and attached hereto as Exhibits C-1 and C-2 and delivered in computer readable format, which list shall set forth at a minimum the following information as to each Mortgage Loan:

                (i)        the Mortgage Loan identifying number;

               (ii)        the city, state and zip code of the Mortgaged
                           Property;

              (iii)        the type of property;

               (iv)        the current Monthly Payment as of the Cut-off Date;

                (v)        the original number of months to maturity;

               (vi)        the scheduled maturity date;

              (vii) the Principal Balance as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage
                           Loan);

             (viii)        the Loan-to-Value Ratio at origination;

               (ix) the Mortgage Interest Rate as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

                (x)        the Mortgage Interest Rate at origination;

               (xi) the Gross Margin (with respect to Group I Loans) and the frequency of the adjustment thereof;

              (xii) the first Rate Adjustment Date (with respect to Group I Loans) after the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

             (xiii) the first Rate Adjustment Date after origination and the frequency of adjustment (with respect to Group I Loans);

              (xiv)        the Lifetime Cap (with respect to Group I Loans);

               (xv)        the Lifetime Floor (with respect to Group I Loans);

              (xvi)        the Appraised Value;

             (xvii)        the stated purpose of the loan at origination;

            (xviii)        the type of occupancy at origination;

              (xix) the documentation type (as described in the Underwriting Guidelines);

               (xx)        the Periodic Cap (with respect to Group I Loans);

              (xxi) the loan classification (as described in the Underwriting Guidelines);

             (xxii) the related Index (with respect to Group I Loans) and the look-back period for such Mortgage Loan; and

            (xxiii) the Servicing Fee with respect to such Mortgage Loan, expressed as a rate per annum.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

                  "Mortgage Note": The original, executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, consisting of a fee simple estate in a single parcel of land improved by a Residential Dwelling.

                  "Mortgagor": The obligor on a Mortgage Note.

                  "Net Foreclosure Profits": As to any Distribution Date, an amount equal to (i) the aggregate Foreclosure Profits with respect to such Distribution Date minus (ii) Liquidated Loan Losses with respect to such Distribution Date.

                  "Net Lifetime Rate Cap": With respect to each Group I Loan, the related Lifetime Cap minus the sum of (i) the rates per annum at which the Servicing Fee and the Trustee's Fee accrue and (ii) the Group I Fixed Strip Effective Rate times a fraction equal to (x) the Notional Amount of the Class A-IO Components A, B and C divided by (y) the aggregate Principal Balance of the Group I Loans as of the beginning of the related Due Period.

                  "Net Liquidation Proceeds": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Master Servicer. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

                  "Net Monthly Excess Cashflow": With respect to each Loan Group and as to any Distribution Date, the sum of the related Net Monthly Excess Interest Amount and the related Subordination Reduction Amount.

                  "Net Monthly Excess Interest Amount": With respect to each Loan Group and as to any Distribution Date the portion of the related Interest Remittance Amount remaining after the related distributions made on such date pursuant to Section 6.04(b)(i).

                  "Net Mortgage Interest Rate": With respect to each Mortgage Loan at any time of determination, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of the per annum rates used to determine the related Servicing Fee and Trustee Fee. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

                  "Net REO Proceeds": As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Master Servicer.

                  "Nonrecoverable Advances": With respect to any Mortgage Loan,
(a) any Periodic Advance or Servicing Advance previously made and not reimbursed from late collections pursuant to Section 5.04(b), or (b) a Periodic Advance or Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Master Servicer, as evidenced by an Officer's Certificate delivered to the Trustee would not be ultimately recoverable pursuant to Sections 5.04 and Section 6.02.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": The Notional Amount of each of the Class A-IO Component A, B and C as of any Distribution Date is equal to the lesser of
(i) $29,150,000 and (ii) the aggregate Certificate Principal Balance of the Group I Certificates immediately prior to such date. The Notional Amount of the Class A-IO Component D as of any Distribution Date is equal to the lesser of (i) $8,350,000 and (ii) the aggregate Certificate Principal Balance of the Group II Certificates immediately prior to such date. The Notional Amount of the Components of the Class S-1A Certificates are as follows:

         1:       the Uncertificated Balance of REMIC II Regular Interest MT-A1;

         2:       the Uncertificated Balance of REMIC II Regular Interest
                  MT-M1A;

         3:       the Uncertificated Balance of REMIC II Regular Interest
                  MT-M2A;

         4:       the Uncertificated Balance of REMIC II Regular Interest
                  MT-B1A; and

         5:       $0.00.

The Notional Amount of the Components of the Class S-1F Certificates are as follows:

         1:       The Uncertificated Balance of REMIC II Regular Interest MT-A2;

         2:       The Uncertificated Balance of REMIC II Regular Interest MT-A3;

         3:       The Uncertificated Balance of REMIC II Regular Interest MT-A4;

         4:       The Uncertificated Balance of REMIC II Regular Interest MT-A5;

         5:       The Uncertificated Balance of REMIC II Regular Interest
                  MT-MF1;

         6:       The Uncertificated Balance of REMIC II Regular Interest
                  MT-MF2;

         7:       The Uncertificated Balance of REMIC II Regular Interest
                  MT-BF1;

                  "Officer's Certificate": A certificate signed by the Chairman of the Board, the President or a Vice President and the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller and/or the Master Servicer, or the Company, as required by this Agreement.

                  "One-Month LIBOR": With respect to any Accrual Period, the rate determined by the Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the

Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the Interest Determination Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Trustee), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Distribution Date.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Seller, the Master Servicer, the Trustee, a Certificateholder or a Certificateholder's prospective transferee (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of REMIC I, REMIC II and REMIC III under the REMIC Provisions must be an opinion of counsel who (i) is in fact independent of the Seller, the Master Servicer and the Trustee, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or the Trustee or in an Affiliate thereof and (iii) is not connected with the Seller or the Master Servicer or the Trustee as an officer, employee, director or person performing similar functions.

                  "Original Group I Pool Principal Balance": The Group I Pool Principal Balance as of the Cut-off Date, which is $291,500,000.

                  "Original Group II Pool Principal Balance": The Group II Pool Principal Balance as of the Cut-off Date, which is $83,500,000.

                  "Original Certificate Principal Balance": As of the Startup Day and as to the Class A-1 Certificates, $244,131,000, as to the Class A-2 Certificates, $27,500,000, as to the Class A-3 Certificates, $27,500,000, as to the Class A-4 Certificates, $7,645,000, as to the Class A-5 Certificates, $10,000,000, as to the Class M-1A Certificates, $18,948,000, as to the Class M-1F Certificates, $4,801,000, as to the Class M-2A Certificates, $14,575,000, as to the Class M-2F Certificates, $2,088,000, as to the Class B-1A Certificates, $13,846,000 and as to the Class B-1F Certificates, $3,966,000. The Class R Certificates, Class A-IO Certificates and Class S Certificates do not have an Original Certificate Principal Balance.

                  "Original Pre-Funded Amount": With respect to Loan Group I and Loan Group II, the amount deposited by the Company in the Pre-Funding Account on the Closing Date, which amount is $63,912,883.80 for Loan Group I and $20,619,181.18 for Loan Group II.

                  "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date, which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.04 and which was not repurchased by an Affiliate of the Seller pursuant to Section 5.18.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Owner-Occupied Mortgaged Property": A Residential Dwelling as to which (a) the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan, and (b) the Seller has no actual knowledge that such Residential Dwelling is not so occupied.

                  "Pass-Through Margin": With respect to the Class A-1, Class M-1A, Class M-2A and Class B-1A Certificates (i) 0.225%, 0.36%, 0.56% and 0.99%, respectively, with respect to any Distribution Date which occurs on or prior to the date on which the aggregate Principal Balance of the Group I Loans is greater than 10% of the sum of the aggregate Principal Balance of Group I Loans as of the Cut-off Date and the related Original Pre-Funded Amount and (ii) with respect to any Distribution Date thereafter, 0.45%, 0.54%, 0.84% and 1.485%, respectively.

                  "Pass-Through Rate": A Group I Pass-Through Rate or a Group II Pass-Through Rate.

                  "Percentage Interest": With respect to a Class A, Class M or Class B-1 Certificate and any date of determination, the portion evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the initial Authorized Denomination represented by such Certificate and the denominator of which is the Original Certificate Principal Balance of the Class which includes such Certificate.

                  "Periodic Advance": The aggregate of the advances with respect to Mortgage Loans and REO Properties required to be made by the Master Servicer on any Master Servicer Remittance Date pursuant to Section 5.19 hereof, the amount of any such advances being equal to the sum of: (i) with respect to the Mortgage Loans (other than Balloon Mortgage Loans with delinquent Balloon Payments as described in clause (iii) below and other than REO Properties as described in clauses (ii) and (iv) below), all Monthly Payments (net of the related Servicing Fee) on such Mortgage Loans that were delinquent as of the close of business on the Business Day preceding the related Master Servicer Remittance Date, plus (ii) with respect to each REO Property (other than any REO Property relating to a Balloon Mortgage Loan with a delinquent Balloon Payment as described in clause (iv) below), which REO Property was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the Monthly Payment (net of the related Servicing Fee) for the most recently ended Due Period for the related Mortgage Loan minus the net income from such REO Property transferred to the related Certificate Account for such Distribution Date, plus (iii) with respect to each Balloon Mortgage Loan with a delinquent Balloon Payment (other than any related REO Property as described in clause (iv) below), an amount equal to the assumed monthly principal and interest payment (net of the related Servicing Fee) that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Mortgage Loan, plus
(iv) with respect to each REO Property relating to a Balloon Mortgage Loan with a delinquent Balloon Payment, which REO Property was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the assumed monthly principal and interest payment (net of the related Servicing Fee) that would have been due on the related Due Date based on the original principal amortization schedule for the related Balloon Mortgage Loan minus the net income from such REO Property transferred to the related Certificate Account for such Distribution Date, minus
(v) the amount of any advance otherwise required for such Distribution

Date pursuant to clauses (i) through (iv) above which the Master Servicer has determined to be a Nonrecoverable Advance.

                  "Periodic Cap": With respect to each Group I Loan, the provision in the related Mortgage Note that provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on a Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect.

                  "Permitted Investments": As used herein, Permitted Investments shall include the following:

                  (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and any obligation of, or guaranties by, FHLMC or FNMA (other than senior debt obligations and mortgage pass-through certificates guaranteed by FHLMC or FNMA) shall be a Permitted Investment, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

                  (b) federal funds and certificates of deposit, time and demand deposits and banker's acceptances issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated in its highest rating by each Rating Agency;

                  (c) commercial paper (having original maturities of not more than 180 days) rated in its highest rating by each Rating Agency;

                  (d) investments in money market funds rated in its highest rating by each Rating Agency; and

                  (e) investments approved by the Rating Agencies in writing delivered to the Trustee;

provided that each such Permitted Investment shall be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

                  "Permitted Transferee": Any transferee of a Class R Certificate other than a Non- United States Person or Disqualified Organization.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan": Any employee benefit plan and certain other retirement plans and arrangements, including individual retirement accounts and annuities, and Keogh plans, and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to the prohibited transaction and fiduciary responsibility provisions of ERISA and Section 4975 of the Code.

                  "Pool Principal Balance": The sum of the Group I Pool Principal Balance and the Group II Pool Principal Balance as of any date of determination.

                  "Pre-Funding Account": The Group I Pre-Funding Account or the Group II Pre- Funding Account, as applicable.

                  "Prepayment Assumption": With respect to (i) the Group I Certificates, a constant prepayment rate of 25% and (ii) the Group II Certificates, a 115% Prepayment Assumption (i.e. a 100% Prepayment Assumption multiplied by 1.15), used solely for determining the accrual of original issue discount, market discount and premium, if any, on the Certificates for federal income tax purposes. A 100% Prepayment Assumption assumes a constant prepayment rate of 3% per annum for the first month, increasing each month by an additional approximate 1.545% (precisely 17/11) (expressed as a percentage per annum) until such rate reaches 20.00% (on the twelfth month) and remaining level at 20.00% thereafter.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment in Full or Curtailment, an amount equal to (a) 30 days' interest on the Principal Balance of such Mortgage Loan or Curtailment at a per annum rate equal to the Mortgage Interest Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act, any Deficient Valuation and/or any Debt Service Reduction) minus the rate at which the Servicing Fee is calculated minus (b) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment in Full or Curtailment less the Servicing Fee for such Mortgage Loan in such month.

                  "Principal Balance": As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date preceding such date of determination as specified for such Due Date in the amortization schedule (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to Principal Prepayments in Full or Curtailments received prior to such Due Date, Deficient Valuations incurred prior to such Due Date, to any Curtailments applied by the Master Servicer in reduction of the unpaid principal balance of such Mortgage Loan as of such Due Date and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The Principal Balance of a Mortgage Loan which becomes a Liquidated Mortgage Loan prior to such Due Date shall be zero.

                  "Principal Distribution Amount": With respect to each Loan Group and as to any Distribution Date, the sum of (i) the related Principal Remittance Amount, minus, on any Distribution Date occurring on or after the applicable Step-Down Date, the related Subordination Reduction Amount, if any, and (ii) the related Extra Principal Distribution Amount, if any, for such Distribution Date.

                  "Principal Remittance Amount": With respect to each Loan Group and as to any Distribution Date, the sum, without duplication, of:

                  (i) all scheduled installments of principal in respect of the related Mortgage Loans received or advanced during the related Due Period, together with all unscheduled payments of principal in respect of the related Mortgage Loans received by the Master Servicer during the prior calendar month,

                  (ii) the Principal Balance of each related Mortgage Loan that was repurchased by the Seller, by an Affiliate of the Seller or by the Company,

                  (iii) any Substitution Adjustments delivered by the Company on the related Master Servicer Remittance Date in connection with a substitution of a related Mortgage Loan,

                  (iv) the Net Liquidation Proceeds collected by the Master Servicer of all related Mortgage Loans during the related Due Period (to the extent such Net Liquidation Proceeds related to principal),

                  (v) the proceeds received by the Trustee with respect to the related Mortgage Loans from any termination of the Trust Fund (to the extent such proceeds are related to principal), and

                  (vi) with respect to the Distribution Date occurring in July 1997, any amounts in the related Pre-Funding Account after giving effect to any purchase of related Subsequent Mortgage Loans.

                  "Principal Prepayment in Full": Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is not intended as an advance payment of a scheduled Monthly Payment.

                  "Purchase Agreement": The Mortgage Loan Purchase Agreement, dated as of the date hereof, between the Seller and the Company relating to the sale of the Mortgage Loans to the Company.

                  "Qualified Mortgage": "Qualified Mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto).

                  "Qualified Substitute Mortgage Loan": A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.04 or 3.03 hereof, which (a)(i) with respect to a Group I Loan, has or have the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Deleted Mortgage Loan and (ii) with respect to a Group II Loan, has the same or greater interest rate, (b) relates or relate to a detached one-family residence or to the same type of Residential Dwelling as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has the same occupancy status or is an Owner Occupied Mortgaged Property, (c) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan (except during the first 90 days after the Cut-off Date), (d) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to-Value Ratio of the Deleted Mortgage Loan, (e) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, (f) satisfies or satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto) and (g) complies or comply as of the date of substitution with each representation and warranty set forth in Sections
3.01 and 3.02 of the Purchase Agreement.

                  "Rate Adjustment Date": The date on which the Mortgage Interest Rate is adjusted with respect to each Group I Loan. The first Rate Adjustment Date for each Group I Loan is set forth on the Mortgage Loan Schedule.

                  "Rating Agency":  S&P, DCR or Fitch.

                  "Record Date": With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

                  "Reference Bank Rate": With respect to any Accrual Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London, England time, on the Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate outstanding Certificate Principal Balance of the Class A Certificates; PROVIDED that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate outstanding Certificate Principal Balance of the Group I Certificates. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Distribution Date.

                  "Reference Banks": Bankers Trust Company, Barclay's Bank PLC and National Westminster Bank PLC.

                  "Released Mortgaged Property Proceeds": As to any Mortgage Loan, proceeds received by the Master Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, Accepted Servicing Practices and this Agreement.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC I": The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof after the Cut-off Date, (b) such assets as from time to time are identified as deposited in the Certificate Accounts, (c) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in the Accounts and invested in Permitted Investments, (d) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any Insurance Proceeds, (e) Liquidation Proceeds, (f) Released Mortgaged Property Proceeds and (g) the representations and warranties of the Seller pursuant to the Purchase Agreement. Amounts on deposit in the Interest Coverage Accounts and the Pre-Funding Accounts will not be assets of REMIC I.

                  "REMIC I Regular Interest": Any of the four separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest LT-AY": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest LT-AY shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest LT-AZ": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest LT-AZ shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest LT-FY": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest LT-FY shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Regular Interest LT-FZ": One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest LT-FZ shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC I Remittance Rate": With respect to REMIC I Regular Interest LT-AY and LT-AZ, the weighted average of the Net Mortgage Interest Rates on the then outstanding Mortgage Loans and REO Properties in Group I. With respect to REMIC I Regular Interest LTFY and LT-FZ, the weighted average of the Net Mortgage Interest Rates on the then outstanding Mortgage Loans and REO Properties in Group II.

                  "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Class R-II Certificateholders pursuant to Section 2.09, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                  "REMIC II Regular Interest": Any of the seventeen separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-A1": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-A1 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-A2": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-A2 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.


                  "REMIC II Regular Interest MT-A3": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-A3 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-A4": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-A4 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-A5": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-A5 shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-AIOA": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-AIOA shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Regular Interest MT-AIOB": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-AIOB shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Regular Interest MT-AIOC": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-AIOC shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Regular Interest MT-AZ": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-AZ shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-B1A": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-B1A shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-B1F": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-B1F shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-FY": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-FY shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-FZ": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-FZ shall accrue interest at the related REMIC II Remittance Rate in effect from time to time on its related Uncertificated Notional Amount.

                  "REMIC II Regular Interest MT-M1A": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-M1A shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-M1F": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-M1F shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-M2A": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-M1A shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Regular Interest MT-M2F": One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest MT-M1F shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

                  "REMIC II Remittance Rate": With respect to each REMIC II Regular Interest (other than MT-AIOA, MT-AIOB, MT-AIOC, MT-AZ and MT-FZ), the weighted average of the Net Mortgage Interest Rates on the then outstanding Mortgage Loans and REO Properties. With respect to REMIC II Regular Interest MT-AIOA, a fixed rate equal to 2.50% payable on the first Distribution Date and terminating after 30 months on its Uncertificated Notional Amount. With respect to REMIC II Regular Interest MT-AIOB, a fixed rate equal to 1.50% payable on the first Distribution Date and terminating after 24 months on its Uncertificated Notional Amount. With respect to REMIC II Regular Interest MT-AIOC, a fixed rate equal to 1.50% payable on the first Distribution Date and terminating after 12 months on its Uncertificated Notional Amount. With respect to REMIC II Regular Interest MT-AZ, the excess of the REMIC I Remittance Rate for LT-AZ over a fixed rate equal to 5.50% beginning on the first Distribution Date and ending on the twelfth Distribution Date, the excess of the REMIC I Remittance Rate for LT-AZ over a fixed rate equal to 4.00% beginning on the thirteenth Distribution and ending on the twenty-fourth Distribution Date, the excess of the REMIC I Remittance Rate for LT-AZ over a fixed rate equal to 2.5% beginning on the twenty-fifth Distribution Date and ending on the thirtieth Distribution Date and beginning on the thirty-first Distribution Date a rate equal to the weighted average of the Net Mortgage Interest Rates on the Mortgage Loans and REO Property in Group I. With respect to REMIC II Regular Interest MTFY, a fixed rate equal to 6.50% per annum. With respect to REMIC II Regular Interest MTFZ, the excess of the weighted average of the Net Mortgage Interest Rates on the then outstanding Mortgage Loans and REO Properties over 6.50%.

                  "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the REMIC III Certificateholders pursuant to Section 2.11, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter I of the Code, and related provisions, and temporary and final regulations promulgated thereunder and published rulings, notices and announcements, as the foregoing may be in effect from time to time.

                  "REO Acquisition": The acquisition of any REO Property pursuant to Section 5.12.

                  "REO Disposition": The final sale by the Master Servicer of a Mortgaged Property acquired by the Master Servicer in foreclosure or by deed in lieu of foreclosure.

                  "REO Mortgage Loan": Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Fund.

                  "REO Proceeds": Proceeds received in respect of any REO Mortgage Loan (including, without limitations, proceeds from the rental of the related Mortgaged Property).

                  "REO Property":  As described in Section 5.12.

                  "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A, Class M and Class B-1 Certificates registered in the Certificate Register under the nominee name of the Depository.

                  "Request for Release": A request for release in substantially the form attached as Exhibit G hereto.

                  "Required Subordinated Amount": With respect to each Loan Group and any Distribution Date (i) prior to the related Step-Down Date $13,117,500, with respect to Loan Group I, and $1,878,750, with respect to Loan Group II, and (ii) on or after the related StepDown Date so long as no Trigger Event is in effect with respect to such Loan Group, the greater of 9.00% of the then current aggregate Principal Balance of the related Mortgage Loans and $1,457,500, with respect to Loan Group I, and the greater of 4.50% of the then-current aggregate Principal Balance of the related Mortgage Loans and $417,500 with respect to Loan Group II. Notwithstanding the foregoing, so long as a related Trigger Event has occurred and is continuing, the related Required Subordinated Amount with respect to such Distribution Date will remain equal to the amount required as of the Distribution Date immediately preceding the date on which such Trigger Event occurred. The related Required Subordinated Amount may be increased for either Loan Group by the Rating Agencies at the time of delivery of any Subsequent Mortgage Loans.

                  "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either
(i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the three-month United States dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest three-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

                  "Residential Dwelling": A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development, a townhouse or a manufactured housing unit which is non-mobile.

                  "Responsible Officer": When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller or the Master Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

                  "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

                  "Seller": Southern Pacific Funding Corporation, or its successor.

                  "Senior Enhancement Percentage": With respect to each Loan Group and as of any Distribution Date the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the related Class M and Class B-1 Certificates (after distributions on such Distribution Date) and
(ii) the related Subordinated Amount by (y) the aggregate Principal Balance of the related Mortgage Loans as of the last day of the related Due Period.

                  "Senior Specified Enhancement Percentage": On any date of determination thereof, 41.5% with respect to Loan Group I and 30.5% with respect to Loan Group II.

                  "Servicing Account": The account created and maintained pursuant to Section 5.09.

                  "Servicing Advances": All reasonable and customary "out-of-pocket" costs and expenses relating to a borrower default or delinquency or other unanticipated event incurred by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property including, without limitation, taxes and insurance costs, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under Sections 5.02 (limited solely to the reasonable and customary out-of-pocket expenses of the subservicer), 5.05, 5.07, 5.09 or 5.10, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Master Servicer to the extent provided in Section 5.04(a) and (b).

                  "Servicing Compensation": The Servicing Fee and other amounts to which the Master Servicer is entitled pursuant to Section 5.14.

                  "Servicing Fee": As to each Mortgage Loan, the annual fee payable to the Master Servicer and the related Subservicer, if any, as indicated on the related Mortgage Loan Schedule. Such fee shall be 0.50% per annum. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

                  "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

                  "Special Deposit":  As defined in Section 2.01(a) hereof.

                  "Startup Day": The day designated as such pursuant to Section 10.01(b) hereof.

                  "Step-Down Date": With respect to each Loan Group, the later to occur of (x) the Distribution Date in July 2000 and (y) the first Distribution Date on which the related Senior Enhancement Percentage (calculated for this purposes only after taking into account principal payments received on the related Mortgage Loans that will be distributed on such Distribution Date, but prior to distributions of the related Principal Distribution Amount on such Distribution Date) is greater than or equal to the related Senior Specified Enhancement Percentage.

                  "Stepped Up Enhancement Percentage": As to each Loan Group and any Distribution Date, a percentage equal to (x) 100% minus (y) two times the rolling three-month average of related Mortgage Loans which are 60 days or more Delinquent (calculated as a percentage of the outstanding Principal Balance of the Mortgage Loans in the related Loan Group as of the respective period in time), but not less than zero.

                  "Subordinated Amount": With respect to each Loan Group and as of any Distribution Date, the excess, if any, of (a) the Group I Pool Principal Balance or Group II Pool Principal Balance, as applicable, as of the close of business on the last day of the related Due Period over (b) the aggregate Certificate Principal Balance of the related Class A, Class M and Class B-1 Certificates as of such Distribution Date (after taking into account the making of all distributions related to such Distribution Date).

                  "Subordination Reduction Amount": With respect to each Loan Group and as to any Distribution Date, an amount equal to the lesser of (a) the related Excess Subordinated Amount for such Distribution Date and (b) the related Principal Remittance Amount.

                  "Subsequent Cut-off Date": With respect to those Subsequent Mortgage Loans which are sold to the Trust Fund pursuant to a Subsequent Transfer Instrument, the close of business on the day prior to the related Subsequent Transfer Date.

                  "Subsequent Mortgage Loan": A Mortgage Loan sold by the Company to the Trust Fund pursuant to Section 2.07, such Mortgage Loan being identified on the Mortgage Loan Schedule attached to a Subsequent Transfer Instrument.

                  "Subsequent Transfer Date": With respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Mortgage Loans are sold to the Trust Fund.

                  "Subsequent Transfer Instrument": Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Company substantially in the form of Exhibit L, by which Subsequent Mortgage Loans are sold to the Trust Fund.

                  "Subservicer": Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in Section 5.02(a) hereof in respect of the qualification of a Subservicer.

                  "Subservicing Agreement": Any agreement between the Master Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.02, a copy of which shall be delivered, along with any modifications thereto, to the Trustee.

                  "Substitution Adjustment": As to any date on which a substitution occurs pursuant to Sections 2.04 or 3.03, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution of any Qualified Substitute Mortgage Loans as of the date of substitution), are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans.

                  "Tax Matters Person": The Person or Persons appointed pursuant to Section 10.01(c) from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of the Trust Fund.

                  "Tax Return": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I, REMIC II and REMIC III due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

                  "Transfer Affidavit And Agreement": As defined in Section 4.02(j).

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

                  "Trigger Event": With respect to each Loan Group and as of any Distribution Date occurring on or after the related Step-Down Date, a determination that the rolling three-month average of the related Mortgage Loans which are 60 days or more Delinquent (calculated as a percentage of the outstanding Principal Balance of the Mortgage Loans in the related Loan Group as of the end of the respective Due Period) equals or exceeds one-half of the related Senior Enhancement Percentage.

                  "Trustee": Norwest Bank Minnesota, N.A., or its successor in interest, or any successor trustee appointed as herein provided.

                  "Trustee Fee": With respect to each Loan Group and as to any Distribution Date, the fee payable to the Trustee in respect of its services as Trustee that accrues at a monthly rate equal to 1/12 of 0.0075% of the sum of the Principal Balance of each related Mortgage Loan and the related Pre-Funded Amount as of the immediately preceding Due Date.

                  "Trustee Remittance Report":  As defined in Section 6.07.

                  "Trust Fund": REMIC I, REMIC II and REMIC III.

                  "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

                  "UCC Financing Statement": A financing statement executed and filed pursuant to the UCC.

                  "Uncertificated Balance": The amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest and each REMIC II Regular Interest shall be reduced by all distributions of principal made on such REMIC I Regular Interest or such REMIC II Regular Interest, as applicable, on such Distribution Date pursuant to
Section 6.12.

                  "Uncertificated Corresponding Component": With respect to REMIC II Regular Interests MT-A1, MT-M1A, MT-M2A and MT-B1A, REMIC I Regular Interest LT-AY. With respect to REMIC II Regular Interests MT-AIOA, MT-AIOB, MT-AIOC and MT-AZ, REMIC I Regular Interest LT-AZ. With respect to REMIC II Regular Interests MT-A2, MT-A3, MT- A4, MT-A5, MT-M1F, MT-M2F and MT-B1F, REMIC I Regular Interest LT-AY. With respect to REMIC II Regular Interest MT-FY and MT-FZ, REMIC I Regular Interest LT-AZ.

                  "Uncertificated Interest": With respect to any REMIC I Regular Interest for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. With respect to any REMIC II Regular Interest for any Distribution Date, one month's interest at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued on the Uncertificated Balance or Uncertificated Notional Amount thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC I Regular Interest and REMIC II Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30- day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest or REMIC II Regular Interest, shall be reduced by an amount equal to a PRO RATA portion of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by Compensating Interest and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date.

                  "Uncertificated Notional Amount": With respect to REMIC II Regular Interest MT-AIOA, MT-AIOB, and MT-AIOC, an amount equal to the Uncertificated Balance of

REMIC I Regular Interest LT-AZ. With respect to REMIC II Regular Interest MT-FZ, an amount equal to the Uncertificated Balance of REMIC I Regular Interest MT-AY.

                  "Underwriters": Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated and Greenwich Capital Markets, Inc.

                  "Underwriting Guidelines": The underwriting guidelines of the Seller.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

                  "Unpaid Accrued Certificate Interest Carry-Forward Amount":
With respect to each Class of Certificates and as to any Distribution Date, the aggregate amount of Accrued Certificate Interest thereon for any prior Distribution Dates remaining unpaid plus interest on such unpaid amounts at the related Pass-Through Rate.

                  "Unpaid REO Amortization": As to any REO Mortgage Loan and any month, the aggregate of the installments of principal and accrued interest (adjusted to the related Net Mortgage Interest Rate) deemed to be due in such month and in any prior months that remain unpaid, calculated in accordance with
Section 5.12.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Class A, Class M and Class B-1 Certificate. 97.0% of all of the Voting Rights shall be allocated among Holders of the Class A, Class M and Class B-1 Certificates, other than the Class A-IO Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and 1%, 1% and 1% of all Voting Rights shall be allocated to the Holders of the Class A-IO, Class S-1A and Class S-1F Certificates, respectively and Class S Certificates, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                  Section 1.02 PROVISIONS OF GENERAL APPLICATION. (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

                  (b) The terms defined in this Article include the plural as well as the singular.

                  (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

                  (d) Reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

                  (e) All calculations of interest (other than with respect to the Mortgage Loans, or as otherwise specifically set forth herein) provided for herein shall be made on the basis of a 360-day year and the actual number of days elapsed in the related period. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a 360-day year and the actual number of days elapsed in the related period, to the extent permitted by applicable law.

                  (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Master Servicer, provided, however, that for purposes of calculating distributions on the Certificates, prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with customary servicing practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES
                        ---------------------------------

                  Section 2.01 CONVEYANCE OF MORTGAGE LOANS; PRIORITY AND SUBORDINATION OF OWNERSHIP INTERESTS. (a) The Company does hereby sell, transfer, assign, set over and convey to the Trustee without recourse but subject to the provisions in this Section 2.01 and the other terms and provisions of this Agreement, all of the right, title and interest of the Company in and to the Mortgage Loans (other than payment of interest and principal due thereon on or before the Cut-off Date), and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. In connection with such transfer and assignment, and pursuant to Section 2.06 of the Purchase Agreement, the Company does hereby also irrevocably transfer, assign, set over and otherwise convey to the Trustee all of its rights under the Purchase Agreement including, without limitation, its right to exercise the remedies created by Sections 2.05 and 3.04 of the Purchase Agreement for breaches of representations and warranties, agreements and covenants of the Seller contained in Sections 3.01 and 3.02 of the Purchase Agreement.

                  (b) It is intended that the conveyance of the Mortgage Loans by the Company to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans by the Company to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Accounts or the Collection Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C) granted by the Seller to the Company pursuant to the Purchase Agreement; (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Company and, at the written direction of the Company, the Seller and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

                  Section 2.02 POSSESSION OF MORTGAGE FILES; ACCESS TO MORTGAGE FILES. (a) Upon the issuance of the Certificates, the ownership of each Mortgage Note, the Mortgage and the contents of the Mortgage File related to each Initial Mortgage Loan is vested in the Trustee for the benefit of the Certificateholders.

                  (b) Pursuant to Section 2.04 of the Purchase Agreement, the Company has delivered or caused to be delivered the Mortgage File related to each Initial Mortgage Loan to the Trustee.

                  (c) The Trustee may enter into a custodial agreement pursuant to which the Trustee will appoint a custodian (a "Custodian") to hold the Mortgage Files in trust for the benefit of all present and future Certificateholders; provided, however, that the custodian so appointed shall in no event be the Company or the Master Servicer or any Person known to a Responsible Officer of the Trustee to be an Affiliate of the Company or the Master Servicer. The Trustee hereby appoints Norwest Bank Minnesota, N.A. as the initial Custodian.

                  (d) The Custodian shall afford the Company and the Master Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable request and during normal business hours at the offices of the Custodian.

                  Section 2.03 DELIVERY OF MORTGAGE LOAN DOCUMENTS. (a) In connection with each conveyance pursuant to Section 2.01 hereof, the Company has delivered or does hereby agree to deliver or cause to be delivered to the Trustee on or before the Closing Date, the Mortgage Loan Schedule and each of the following documents (the "Mortgage Loan Documents") for each Mortgage Loan sold by the Seller to the Company and sold by the Company to the Trust Fund:

                      (i) The original Mortgage Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Mortgage Loan to the Seller, endorsed by the Seller without recourse in the following form: "Pay to the order of _________, without recourse" and signed in the name of the Seller by an authorized officer;

                      (ii) The original Mortgage with evidence of recording indicated thereon;

                    (iii) An original assignment of the original Mortgage, in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located, such assignment to be in blank and signed in the name of the Seller by an authorized officer;

                     (iv) The originals of all intervening assignments of the Mortgage (with evidence of recording thereon) showing a complete chain of assignments from the originator of such Mortgage Loan to the Seller;

                      (v) Any assumption, modification (with evidence of recording thereon), consolidation or extension agreements;

                     (vi) The original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage); and

                    (vii) The certificate of primary mortgage guaranty insurance, if any, issued with respect to such Mortgage Loan;

PROVIDED, HOWEVER, that as to certain Mortgages or assignments thereof which have been delivered or are being delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery hereunder at the time of such transfer, in lieu of delivering such original documents, the Company shall deliver to the Trustee a true copy thereof with a certification by the Seller on the face of such copy substantially as follows:
"certified true and correct copy of original which has been transmitted for recordation". The Company will cause the Seller to deliver such original documents, together with any related policy of title insurance not previously delivered, on behalf of the Company to the Trustee promptly after they are received, but in any event no later than 120 days after the Closing Date. The Company agrees, at its own expense, to complete each assignment to the Trustee and to record (or to provide the Trustee with evidence of recordation thereof) each assignment referred to in clause (iii) above promptly after the Closing Date in the appropriate public office for real property records, provided that such assignments are redelivered by the Trustee to the Seller upon the Seller's written request and at the Seller's expense, unless the Seller (at its expense) furnishes to the Trustee and the Rating Agencies an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Seller.

                        Within a period of 14 days from the Closing Date, the Trustee shall complete the endorsement of each Mortgage Note such that the final endorsement appears in the following form:

                  "Pay to the order of Norwest Bank Minnesota, N.A., as Trustee under that certain Pooling and Servicing Agreement dated as of June 1, 1997, for Southern Pacific Secured Assets Corp., Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2, without recourse."

                        Within a period of 14 days from the Closing Date, the Trustee shall also complete each Assignment of Mortgage such that the final Assignment of Mortgage appears in the following form:

                  "Norwest Bank Minnesota, N.A., as Trustee under that certain Pooling and Servicing Agreement dated as of June 1, 1997, for Southern Pacific Secured Assets Corp., Mortgage Loan AssetBacked Pass-Through Certificates, Series 1997-2."

                  (b) In the event that any such original document is required pursuant to the terms of this Section 2.03 to be a part of a Mortgage File, such document shall be delivered promptly by the Company to the Trustee. In acting as custodian of any such original document, the Master Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the Mortgage Loans or the Mortgage Files.

                  Section 2.04 ACCEPTANCE BY TRUSTEE OF THE TRUST FUND; CERTAIN SUBSTITUTIONS; CERTIFICATION BY TRUSTEE. (a) The Trustee agrees to execute and deliver to the Company, the Master Servicer and the Seller on or prior to the Closing Date an acknowledgment of receipt with respect to each Mortgage Loan, on or prior to the Closing Date, an acknowledgement of receipt of the original Mortgage Note (with any exceptions noted), in the form attached as Exhibit D hereto and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders. The Trustee agrees, for the benefit of the Certificateholders, to review (or cause to be reviewed) each Mortgage File within 45 Business Days after the Closing Date (with respect to the Initial Mortgage Loans) or related Subsequent Transfer Date (with respect to the Subsequent Mortgage Loans), and to deliver to the Seller, the Master Servicer and the Company a certification in the form attached hereto as Exhibit E to the effect that, as to each Initial Mortgage Loan or Subsequent Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan or Subsequent Mortgage Loan paid in full or any Mortgage Loan or Subsequent Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.03 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor), appears regular on its face and relates to such Mortgage Loan or Subsequent Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule as to the information set forth in (i),
(ii), (v), (vi), (x), (xi), (xiii), (xiv), (xv), (xx) and (xxii) of the definition of "Mortgage Loan Schedule" set forth herein accurately reflects the information set forth in the Mortgage File delivered on such date. The Trustee makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File or of any of the Mortgage Loans or Subsequent Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or Subsequent Mortgage Loan.

         Within 90 days following the related Subsequent Transfer Date the Trustee shall deliver (or cause to be delivered) to the Master Servicer, the Seller and the Company a final certification in the form attached hereto as Exhibit F to the effect that, as to each Mortgage Loan or Subsequent Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan or Subsequent Mortgage Loan paid in full or any Mortgage Loan or Subsequent Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.03 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor), appears regular on its face and relates to such Mortgage Loan or Subsequent Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth in (i), (ii), (v), (vi), (x), (xi), (xiii),
(xiv), (xv), (xx) and (xxii) of the definition of "Mortgage Loan Schedule" set forth herein accurately reflects the information set forth in the Mortgage File delivered on such date.

                  (b) If the Trustee during the process of reviewing the Mortgage Files finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.03 or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee, shall promptly so notify the Master Servicer and the Seller. In performing any such review, the Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.03 have been executed and received and relate to the Mortgage Files identified in the related Mortgage Loan Schedule and such documents conform to the standard set forth in clause (ii) of the paragraph directly above. The Trustee shall request that the Seller cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, request that the Seller (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan on the next succeeding Master Servicer Remittance Date at a purchase price equal to the actual stated principal balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such principal balance computed at the Mortgage Interest Rate, plus the amount of any unpaid Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Master Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Collection Account on the same Business Day, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future distribution to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan (the "Loan Repurchase Price"). It is understood and agreed that the obligation of the Seller to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders. In addition, it is understood and agreed that the Company has assigned to the Trustee all of its rights under the Purchase Agreement and the right to enforce any remedy against the Seller as provided in Section 2.05 of the Purchase Agreement. For purposes of calculating the amount the Master Servicer is required to remit on the Master Servicer Remittance Date following such repurchase or substitution, any Loan Repurchase Price or Substitution Adjustment that is paid and deposited in the related Collection Account as provided above shall be deemed to have been deposited in the related Collection Account in the Due Period preceding such Master Servicer Remittance Date.

                  (c) Upon receipt by the Trustee of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt of the related Mortgage File, and the deposit of the amounts described above in the Collection Account (which certification shall be in the form of Exhibit G hereto), the Trustee shall release to the Master Servicer for release to the Seller the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer furnished by the Seller as may be necessary to transfer such Mortgage Loan to the Seller.

                  Section 2.05 EXECUTION OF CERTIFICATES. The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files relating thereto to it and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Mortgage Files and the other assets included in the definition of Trust Fund, Certificates duly authenticated by the Trustee in Authorized Denominations evidencing the entire ownership of the Trust Fund.

                  Section 2.06 FURTHER ACTION EVIDENCING ASSIGNMENTS. (a) The Company agrees that, from time to time, at the Seller's expense, the Company shall cause the Seller promptly to execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Master Servicer or the Trustee may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Trust Fund or to enable the Trustee to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Company will, upon the request of the Master Servicer or of the Trustee execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

                  (b) The Company hereby grants to the Master Servicer and the Trustee powers of attorney to execute all documents on its behalf under this Agreement and the Purchase Agreement as may be necessary or desirable to effectuate the foregoing.

                  Section 2.07      CONVEYANCE OF THE SUBSEQUENT MORTGAGE LOANS.

                  (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Company of all or a portion of the balance of funds in one of the Pre-Funding Accounts, the Company shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Trust Fund but subject to the other terms and provisions of this Agreement all of the right, title and interest of the Company in and to (i) the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Company on such Subsequent Transfer Date, (ii) principal due and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to
Section 2.03 above and the other items in the related Mortgage Files; PROVIDED, HOWEVER, that the Company reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off

Date. The transfer to the Trustee for Loan Group I or Loan Group II, as applicable, by the Company of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Company, the Master Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Company to the Trust Fund for Loan Group I or Loan Group II, as applicable. The related Mortgage File for each Subsequent Mortgage Loan shall be delivered to the Trustee two Business Days prior to the Subsequent Transfer Date.

         The purchase price paid by the Trustee from amounts released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred (as identified on the Mortgage Loan Schedule provided by the Company). This Agreement shall constitute a fixed-price purchase contract in accordance with
Section 860G(a)(3)(A)(ii) of the Code.

                  (b) The Company shall transfer to the Trustee for Loan Group I or Loan Group II the Subsequent Mortgage Loans and the other property and rights related thereto described in Section 2.07(a) above, and the Trustee shall release funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Company shall have provided the Trustee with a timely Addition Notice and shall have provided any information reasonably requested by the Trustee with respect to the Subsequent Mortgage Loans;

                  (ii) the Company shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule, listing the Subsequent Mortgage Loans;

                  (iii) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument in the form of Exhibit L, the Company shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

                  (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

                  (v)   the Funding Period shall not have terminated;

                  (vi) the Company shall have delivered to the Trustee a Subsequent Transfer Instrument substantially in the form of Exhibit L, confirming the satisfaction of each condition precedent and representations specified in this Section 2.07(b) and Section 2.07(c) following and in the related Subsequent Transfer Instrument;

                  (vii) the Company shall have delivered to the Trustee an Opinion of Counsel addressed to the Rating Agencies and the Trustee with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinion of Counsel delivered to the Trustee on the Closing Date regarding certain bankruptcy, corporate and tax matters; and

                  (viii) the Trustee shall have received from the Rating Agencies verbal confirmation that (i) the Required Subordinated Amount is not being increased or if required, the amount of any increase and
         (ii) the ratings on the Certificates have not been lowered.

                  (c) The obligation of the Trust Fund to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the following representations and warranties of the Company with respect to such Subsequent Mortgage Loan being satisfied: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-off Date;
(ii) the stated term to maturity of such Subsequent Mortgage Loan will not exceed 360 months; (iii) such Subsequent Mortgage Loan may not provide for negative amortization; (iv) such Subsequent Mortgage Loan will be underwritten in accordance with the Underwriting Guidelines; (v) such Subsequent Mortgage Loan will not have a Loan-toValue Ratio greater than 90.00%; and (vi) such Subsequent Mortgage Loans will have as of the end of the related Funding Period, a weighted average term since origination not in excess of six months. In addition, following the purchase of any Subsequent Mortgage Loans by the Trust Fund, the Group I and Group II Loans, as determined separately (including the related Subsequent Mortgage Loans) as of the end of the related Funding Period will (a) have a weighted average original term to stated maturity of not more than 360 months; (b) have a weighted average Loan-to-Value Ratio of not more than 90.00% with respect to the Group I Loans, and 90.00% with respect to Group II Loans, each by aggregate principal balance of the related Mortgage Loans, as of the Cut-off Date or Subsequent Cut-off Date, as applicable; (c) have no Mortgage Loan with a principal balance in excess of $700,000; and (d) have a weighted average Gross Margin not less than 5.750% with respect to the Group I Loans, by aggregate principal balance of the related Mortgage Loans, as of the Cut-off Date or Subsequent Cut-off Date, as applicable.

                  (d) Within three Business Days prior to the end of the Funding Period, the Company shall deliver to DCR, Fitch and S&P a copy of the updated Mortgage Loan Schedule including the Subsequent Mortgage Loans in electronic format.

                  Section 2.08 CONVEYANCE OF REMIC I REGULAR INTERESTS; ACCEPTANCE OF REMIC II BY THE TRUSTEE. The Company, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Company in and to the REMIC I Regular Interests for the benefit of the Class R-II and REMIC III Certificateholders. The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class R-II Certificateholders and REMIC III Certificateholders. The rights of the Class R-II Certificateholders and REMIC III (as holder of the REMIC II Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Certificates and the REMIC II Regular Interests, shall be as set forth in this Agreement.

                  Section 2.09 ISSUANCE OF CLASS R-II CERTIFICATES. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed, authenticated and delivered to or upon the order of the Company, the

Class R-II Certificates in authorized denominations. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership interest in REMIC II.

                  Section 2.10 CONVEYANCE OF REMIC II REGULAR INTERESTS; ACCEPTANCE OF REMIC III BY THE TRUSTEE. The Company, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Company in and to the REMIC II Regular Interests for the benefit of the REMIC III Certificateholders. The Trustee acknowledges receipt of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future REMIC III Certificateholders. The rights of the REMIC III Certificateholders to receive distributions from the proceeds of REMIC III in respect of the REMIC III Certificates, and all ownership interests evidenced or constituted by the REMIC III Certificates, shall be as set forth in this Agreement.

                  Section 2.11 ISSUANCE OF REMIC III CERTIFICATES. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed, authenticated and delivered to or upon the order of the Company, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership interest in REMIC III.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  Section 3.01 REPRESENTATIONS OF THE MASTER SERVICER. The Master Servicer hereby represents and warrants to the Trustee, the Company and the Certificateholders as of the Closing Date:

                  (a) The Master Servicer is a Delaware corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to enable it to perform its obligations under the terms of this Agreement; the Master Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Master Servicer; and all requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms;

                  (b) Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Master Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Master Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject, or impair the ability of the Trustee (or the Master Servicer as the agent of the Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (c) The Master Servicer is an approved seller/servicer of conventional residential mortgage loans for FNMA and FHLMC;

                  (d) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Master Servicer, threatened against the Master Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted, or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement;

                  (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date; and

                  (f) Neither this Agreement nor any statement, report or other document furnished by the Master Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact regarding the Master Servicer or omits to state a material fact necessary to make the statements regarding the Master Servicer contained herein or therein not misleading.

It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive the delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and inure to the benefit of the Trustee and the Certificateholders.

                  Section 3.02 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants to the Trustee and the Certificateholders that as of the date of this Agreement or as of such date specifically provided herein:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California;

                  (b) The Company has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by, this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Company, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the Master Servicer and the Trustee, constitutes or will constitute the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Company with this Agreement or the consummation by the Company of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

                  (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Company, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company of any court or governmental authority having jurisdiction over the Company or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

                  (f) There are no actions, suits or proceedings before or against or investigations of, the Company pending, or to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Company's reasonable judgment, might materially and adversely affect the performance by the Company of its obligations under this Agreement, or the validity or enforceability of this Agreement; and

                  (g) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that would materially and adversely affect its performance hereunder.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Trustee or to a custodian, as the case may be, and shall inure to the benefit of the Trustee and the Certificateholders.

                  Section 3.03 PURCHASE AND SUBSTITUTION. (a) It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 of the Purchase Agreement shall survive delivery of the Certificates to the Certificateholders. Pursuant to the Purchase Agreement, with respect to any representation or warranty contained in Sections 3.01 and 3.02 of the Purchase Agreement that is made to the best of the Seller's knowledge, if it is discovered by the Master Servicer, any Subservicer, the Trustee or any Certificateholder that the substance of such representation and warranty was inaccurate as of the Closing Date and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Seller, the Master Servicer, any Subservicer or the Trustee of a breach of any of such representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. Subject to the last paragraph of this Section 3.03, within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, pursuant to the Purchase Agreement, the Seller shall be required to (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan on the next succeeding Master Servicer Remittance Date, in the manner and at the price specified in Section 2.04(b), or (c) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Trustee receives an Opinion of Counsel to the effect set forth below in this Section. Pursuant to the Purchase Agreement, any such substitution shall be accompanied by payment by the Seller of the Substitution Adjustment, if any, to be deposited in the Collection Account.

                  (b) As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall be required pursuant to the Purchase Agreement to effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit G, executed by a Servicing Officer and the documents described in Sections 2.03(a)(i)-(vi) for such Qualified Substitute Mortgage Loan or Loans.

                  (c) The Master Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Seller. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Master Servicer shall give written notice to the Trustee that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

                  (d) It is understood and agreed that the obligations of the Seller set forth in Sections 2.05 and 3.04 of the Purchase Agreement to cure, purchase or substitute for a defective Mortgage Loan as provided in Sections
2.05 and 3.04 constitute the sole remedies of the Trustee and the Certificateholders respecting a breach of the representations and warranties of the Seller set forth in Sections 3.01 and 3.02 of the Purchase Agreement. In addition, it is understood and agreed that the Company has assigned to the Trustee all of its rights under the Purchase Agreement and the right to enforce any remedy against the Seller as provided in Section 3.04 of the Purchase Agreement. The Trustee shall give prompt written notice to the Rating Agencies of any repurchase or substitution made pursuant to this Section 3.03 or Section 2.04(b).

                  (e) Upon discovery by the Master Servicer, the Trustee or any Certificateholder that any Mortgage Loan does not constitute a Qualified Mortgage, the party discovering such fact shall promptly (and in any event within five days of the discovery) give written notice thereof to the other parties. In connection therewith, pursuant to the Purchase Agreement, the Seller shall be required to repurchase or substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan within 90 days of the earlier of such discovery by any of the foregoing parties, or the Trustee's or the Seller's receipt of notice, in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section 3.01 or 3.02 of the Purchase Agreement. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 3.01 or 3.02 of the Purchase Agreement.

                                   ARTICLE IV

                                THE CERTIFICATES

                  Section 4.01 THE CERTIFICATES. The Certificates shall be substantially in the forms annexed hereto as Exhibits A-1 and A-2. The Certificates shall be issued in Authorized Denominations only. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer and authenticated by the manual or facsimile signature of an authorized officer. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the authorized officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

                  Section 4.02 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. (a) The Trustee, as registrar, shall cause to be kept a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee is hereby appointed registrar for the purpose of registering Certificates and transfers of Certificates as herein provided.

                  (b) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust Fund and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

                  (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (d) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust Fund.

                  (e) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. The Class A Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Class A Certificate with a denomination equal to the Original Certificate Principal Balance. Upon initial issuance, the ownership of each such Class A Certificate shall be registered in the Certificate Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository. The Company and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository. With respect to Class A Certificates registered in the Certificate Register in the name of Cede & Co., as nominee of the Depository, the Company, each Seller, the Master Servicer and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds

Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Company, each Seller, the Master Servicer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to any Ownership Interest, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any notice with respect to the Class A Certificates or
(iii) the payment to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a Certificateholder shall receive a certificate evidencing such Class A Certificate. Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the Certificateholders appearing as Certificateholders at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

                  (f) In the event that (i) the Depository or the Company advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Company or the Depository is unable to locate a qualified successor or (ii) the Company at its sole option elects to terminate the book-entry system through the Depository, the Class A Certificates shall no longer be restricted to being registered in the Certificate Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Company may determine that the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Company, or such depository's agent or designee but, if the Company does not select such alternative global book-entry system, then the Class A Certificates may be registered in whatever name or names Certificateholders transferring Class A Certificates shall designate, in accordance with the provisions hereof; provided, however, that any such reregistration shall be at the expense of the Company.

                  (g) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates as the case may be and all notices with respect to such Class A Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

                  (h) Except as provided in Section 4.02(i), no transfer, sale, pledge or other disposition of a Class S Certificate or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class S or Class R Certificate is to be made under this Section 4.02(h), (i) the Company may direct the Trustee to require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof, to a non-affiliate of the Company and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit M hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit N hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer, provided that such representation letter will not be required in connection with any transfer of any such Certificate by the Company to an Affiliate of the Company. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                  (i) Transfers of Class S or Class R Certificates may be made in accordance with this Section 4.02(i) if the prospective transferee of a Certificate provides the Trustee and the Company with an investment letter substantially in the form of Exhibit O attached hereto, which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 4.02(h) hereof; provided, however, that no Transfer of any of the Certificates may be made pursuant to this Section 4.02(i) by the Company. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                  (j) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Company or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (8) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (1) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (2) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement") attached hereto as Exhibit H from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
         Section 4.02(j) and agrees to be bound by them.


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

                  (3) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (2) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (4) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Certificate to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                  (5) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder".

                  (6) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Class R Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a United States Person and is not a Disqualified Organization. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations are prohibited.

                  (7) Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Company upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer of the Trustee. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Agreement and Transfer Certificate. The Trustee shall be entitled, but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that was a Permitted Transferee.

                  (8) If any purported transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 4.02, then the Company or its designee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Company or its designee on such reasonable terms as the Company or its designee may choose. Such purchaser may be the Company itself or any Affiliate of the Company. The proceeds of such sale, net of commissions, expenses and taxes due, if any, will be remitted by the Company to the last preceding purported transferee of such Class R Certificate, except that in the event that the Company determines that the Holder or any prior Holder of such Class R Certificate may be liable for any amount due under this Section 4.02 or any other provision of this Agreement, the Company may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (8) shall be determined in the sole discretion of the Company or its designee, and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                  (k) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E- 2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

                  (l) The provisions of Sections 4.02(j) and 4.02(k) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee an Opinion of Counsel to the effect that such modification of, addition to or elimination of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Ownership Interest in a Class R Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-related tax caused by the Transfer of an Ownership Interest in a Class R Certificate to a Person that is not a Permitted Transferee.

                  (m) No transfer of any Class R or Class S Certificate shall be made to any Plan subject to ERISA or the Code (or comparable provisions of any subsequent enactments) or to any Person acting, directly or indirectly, on behalf of any such Plan or acquiring such Certificate with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") or otherwise under ERISA. Any person purchasing a Class B-1 or Class M Certificate shall be deemed to have represented that either:

(i) such person is not a Plan subject to ERISA or the Code (or comparable provisions of any subsequent enactments) and is not acting, directly or indirectly, on behalf of any such Plan or acquiring such Certificate with Plan Assets; or (ii) the purchase of such Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement and the exemptive relief granted by the DOL pursuant to Prohibited Transaction Class Exemption 95-60 is available with respect to the purchase, sale and holding of such Certificate. Within a reasonable time following the close of the Funding Period, the Company shall obtain a letter (as described in the proposed amendment to Prohibited Transaction Exemption ("PTE") 90-83, PTE 90-24, PTE 90-59 and other similar underwriters exemptions issued by the DOL on May 23, 1997 (62 FR 28,502)) from an independent accountant retained by the Company, which letter shall be provided by the Company to the applicable Rating Agency, the Underwriters and the Trustee, stating that the characteristics of the Subsequent Mortgage Loans conform to the characteristics of the Initial Mortgage Loans.

                  (n) Subject to the restrictions set forth in this Agreement, upon surrender for registration of transfer of any Certificate at the office or agency of the Trustee located in Minneapolis, Minnesota, the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be cancelled by the Trustee.

                  Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and their fees and expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.


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

         Section 4.04 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer and subject to the provisions of
Section 4.02 and Article X, the Master Servicer, the Company, the Seller and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to
Section 6.05 and for all other purposes whatsoever, and the Master Servicer, the Company, the Seller and the Trustee shall not be affected by notice to the contrary.

                                    ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS
               --------------------------------------------------

                  Section 5.01 APPOINTMENT OF THE MASTER SERVICER. (a) Advanta Mortgage Corp. USA agrees to act as the Master Servicer and to perform all servicing duties under this Agreement subject to the terms hereof.

                  (b) The Master Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and shall have full power and authority, acting alone or through one or more Subservicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer, in its own name or the name of a Subservicer, may, and is hereby authorized and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, the insurance policies and accounts related thereto and the properties subject to the Mortgages. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall, upon written request, execute for the Master Servicer or its Subservicers any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

         In servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures consistent with Accepted Servicing Practices and in a manner consistent with recovery under any insurance policy required to be maintained by the Master Servicer pursuant to this Agreement.

         The Master Servicer shall make Mortgage Interest Rate and Monthly Payment adjustments on each Rate Adjustment Date in compliance with applicable regulatory adjustable mortgage loan requirements and the Mortgage Notes with respect to each Group I Loan. The Master Servicer shall establish procedures to monitor the Rate Adjustment Dates and the Index in order to assure that it uses the correct Index in determining an interest rate change, and it will comply with those procedures. In the event the Index is no longer available, the Master Servicer shall choose a new comparable Index in accordance with the provisions hereof, of the applicable Mortgage Note and of Accepted Servicing Practices, and shall provide the Mortgagor and the Trustee with notice of the new Index sufficient under law and the Mortgage Loan Documents. The Master Servicer shall execute and deliver all appropriate notices required by the applicable adjustable mortgage loan laws and regulations and the Mortgage Loan Documents regarding such Mortgage Interest Rate adjustments and payment adjustments.

         Each adjustment in the Mortgage Interest Rate shall result in an adjustment to the related Monthly Payment. If the Master Servicer fails to make a timely Mortgage Interest Rate or Monthly Payment adjustment, the Master Servicer shall use its own funds to satisfy any shortage in the Mortgagor's remittance so long as such shortage shall continue; any such amount paid by the Master Servicer shall be reimbursable to it from any subsequent amounts collected on account of the related Mortgage Loan with respect to such adjustments.

         Costs incurred by the Master Servicer in effectuating the timely payment of taxes and assessments on the property securing a Mortgage Note and foreclosure costs may be added by the Master Servicer to the amount owing under such Mortgage Note where the terms of such Mortgage Note so permit; PROVIDED, HOWEVER, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Mortgage Note and Mortgage Loan, the Monthly Payments on the Mortgage Note and Mortgage Loan or distributions to be made to Certificateholders. Such costs shall be recoverable by the Master Servicer pursuant to Section 5.04.

         (c) Subject to Section 5.12, the Master Servicer is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Master Servicer, each Certificateholder and the Trustee shall execute any powers of attorney furnished to the Trustee by the Master Servicer and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

         (d) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Master Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 5.24, after receipt by the Trustee of the Opinion of Counsel required pursuant to
Section 5.24, the Trustee or its designee shall assume all of the rights and obligations of the Master Servicer, subject to Section 7.02 hereof. The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the Trustee all documents and records relating to the Mortgage Loans, any other instruments or documents as the Trustee may reasonably request to effect the efficient transfer of the duties of the Master Servicer and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

         (e) If the Mortgage relating to a Mortgage Loan did not have a lien senior on the related Mortgaged Property as of the Cut-Off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property.

         (f) The Master Servicer shall deliver a list of Servicing Officers to the Trustee by the Closing Date.

                  Section 5.02 SUBSERVICING AGREEMENTS BETWEEN THE MASTER SERVICER AND SUBSERVICERS. (a) The Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Subservicer shall be either (i) a depository institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating, acquiring or servicing loans, and in either case shall be authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated and in either case shall be a FNMA-approved mortgage servicer. In addition, each Subservicer will obtain and preserve its qualifications to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform or cause to be performed its duties under the related Subservicing Agreement. Each Subservicing Agreement shall provide that the Subservicer's rights shall terminate at the option of the successor Master Servicer and without any termination fee, expense, penalty or other cost upon the termination, resignation or other removal of the Master Servicer under this Agreement.

                  (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments.

                  In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee or its designee may, at its option, either (i) assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that the Master Servicer may have entered into or (ii) notwithstanding anything to the contrary contained in each such Subservicing Agreement, terminate the related Subservicer without being required to pay any fee, expense, penalty or other costs in connection therewith.

                  Section 5.03 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; COLLECTION ACCOUNT. (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and any applicable primary mortgage insurance policy, follow such collection procedures as shall constitute Accepted Servicing Practices. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any prepayment charge, assumption fee, late payment charge or other charge in connection with a Mortgage Loan, and (ii) arrange a schedule, running for no more than 180 days after the Due Date for payment of any installment on any Mortgage Note, for the liquidation of delinquent items. Any provision of this agreement to the contrary notwithstanding, the Master Servicer shall not agree to the modification or waiver of any provision of a Mortgage Loan at a time when such Mortgage Loan is not in default or such default is not reasonably foreseeable, if such modification or waiver would be treated as a taxable exchange under Section 1001 of the Code, unless such exchange would not be considered a "prohibited transaction" under the REMIC Provisions.

                  The Master Servicer shall establish and maintain in the name of the Trustee the Collection Account, in trust for the benefit of the Certificateholders. The Collection Account shall be established and maintained as an Eligible Account.

                  The Master Servicer shall deposit in the Collection Account
(i) any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the Cut-off Date, with respect to the Initial Mortgage Loans, or Subsequent Cut-off Date, with respect to the Subsequent Mortgage Loans, (ii) any amounts representing Monthly Payments on the Initial Mortgage Loans due or to be applied as of a date on or before the Cut-off Date (except for any interest accrued prior to June 1, 1997 and except for any principal received by the Company prior to the Cut-off Date the receipt of which is reflected on the Mortgage Loan Schedule) and (iii) thereafter, on a daily basis within two Business Days of receipt (except as otherwise permitted herein), the following payments and collections received or made by it (other than any amounts in respect of principal of or interest on the Mortgage Loans which, under clauses (i) and (ii) above, are not required to be deposited in the Collection Account):

                     (i) all payments received after the Cut-off Date or Subsequent Cut-off Date, as applicable on account of principal on the Mortgage Loans and all Principal Prepayments in Full, Curtailments and all Net REO Proceeds collected after the Cut-off Date or Subsequent Cut-off Date, as applicable;

                    (ii) all payments received after the Cut-off Date or Subsequent Cut-off Date, as applicable on account of interest on the Mortgage Loans (other than payments of interest that accrued on each Mortgage Loan up to and including the Cut-off Date or Subsequent Cut-off Date, as applicable);

                   (iii)   all Net Liquidation Proceeds;

                    (iv)   all Insurance Proceeds;

                     (v)   all Released Mortgaged Property Proceeds;

                    (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.04 and 3.03; and

                   (vii) any amount expressly required to be deposited in the Collection Account in accordance with certain provisions of this Agreement, including, without limitation Sections 2.04(b), 2.04(c), 3.03(a), 3.03(c), 5.06, 5.07 and 5.18 of this Agreement;

PROVIDED, HOWEVER, that the Master Servicer shall be entitled, at its election, either (a) to withhold and to pay to itself the applicable Servicing Fee from any payment on account of interest or other recovery (including Net REO Proceeds) as received and prior to deposit of such payments in the Collection Account or (b) to withdraw the applicable Servicing Fee from the Collection Account after the entire payment or recovery has been deposited therein; provided, further, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment that bears the same relationship to the total amount of such payment of interest as the rate used to determine the Servicing Fee bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Servicing Fee with respect to such Mortgage Loan. All other amounts shall be deposited in the Collection Account not later than the second Business Day following the day of receipt and posting by the Master Servicer.

                  The Master Servicer may invest the funds in the Collection Account only in Permitted Investments. No Permitted Investment shall be sold or disposed of at a gain prior to maturity unless the Master Servicer has obtained an Opinion of Counsel (at the Master Servicer's expense) that such sale or disposition will not cause the Trust Fund to be subject to the tax on income from prohibited transactions imposed by Section 860F(a)(1) of the Code, otherwise subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Master Servicer as additional servicing compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the Collection Account by the Master Servicer out of its own funds immediately as realized.

                  The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of those described in the last paragraph of Section 5.14 and payments in the nature of prepayment charges, late payment charges or assumption fees need not be deposited by the Master Servicer in the Collection Account. If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. All funds deposited by the Master Servicer in the Collection Account shall be held in the Collection Account for the account of the Trustee in trust for the Certificateholders until disbursed in accordance with Section 6.01 or withdrawn in accordance with Section 5.04.

                  (b) Prior to the time of their required deposit in the Collection Account, all amounts required to be deposited therein may be deposited in an account in the name of Master Servicer, provided that such account is an Eligible Account. All such funds shall be held by the Master Servicer in trust for the benefit of the Certificateholders pursuant to the terms hereof.

                  (c) The Collection Account may be transferred to a different depository so long as such transfer is to an Eligible Account.

                  Section 5.04 PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNT. The Master Servicer may, from time to time, make withdrawals from the Collection Account for the following purposes, without duplication:

                  (a) to reimburse itself for any accrued unpaid Servicing Fees and for unreimbursed Periodic Advances and Servicing Advances. The Master Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Master Servicer's right to reimbursement for unreimbursed Periodic Advances shall be limited to late collections on any Mortgage Loan and to Liquidation Proceeds, Released Mortgage Property Proceeds and Insurance Proceeds on related Mortgage Loans;

                  (b) to reimburse itself for any Periodic Advances or Servicing Advances determined in good faith to have become Nonrecoverable Advances, such reimbursement to be made from any funds in the Collection Account;

                  (c) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (d) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein;

                  (e) to pay itself Servicing Compensation pursuant to Section
         5.14 hereof to the extent not retained or paid pursuant to Section 5.03, 5.04 or 5.14;

                  (f) to pay to the Seller with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.04 or 3.03 or to pay to itself with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 8.01 all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance, as the case may be, was determined;

                  (g) to pay to the Seller with respect to each Mortgage Loan the amount of interest accrued and unpaid on such Mortgage Loan on the Cut-off Date (with respect to the Initial Mortgage Loans) or Subsequent Cut-off Date (with respect to the Subsequent Mortgage Loans);

                  (h) to make deposits to the Certificate Accounts (which shall include the Trustee Fee) in the amounts and in the manner provided for herein;

                  (i) to pay itself any interest earned on or investment income earned with respect to funds in the Collection Account;

                  (j) to reimburse itself or the Company pursuant to Section 11.01; and

                  (k) to clear and terminate the Collection Account upon the termination of this Agreement.

                  The Master Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to subclause (a).

                  Section 5.05 PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES. With respect to each Mortgage Loan, the Master Servicer shall maintain accurate records reflecting casualty insurance coverage.

                  With respect to each Mortgage Loan as to which the Master Servicer maintains escrow accounts, the Master Servicer shall maintain accurate records reflecting the status of


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ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and casualty insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Master Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Master Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor.

                  Section 5.06 MAINTENANCE OF CASUALTY INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan a casualty insurance policy with extended coverage issued by a generally acceptable insurer in an amount which is not less than the full insurable value of the Mortgaged Property securing such Mortgage Loan or the unpaid principal balance of such Mortgage Loan, whichever is less; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. If, upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Master Servicer will cause to be maintained any existing flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the unpaid principal balance of the Mortgage Loan and (ii) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973. The Master Servicer shall also maintain similar fire insurance coverage and, if applicable, flood insurance on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan in an amount which is at least equal to the lesser of (i) the full insurable value of the improvements which are a part of such property and (ii) the principal balance owing on such Mortgage Loan at the time of such foreclosure or grant of deed in lieu of foreclosure; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. It is understood and agreed that such insurance shall be with insurers approved by the Master Servicer and that no earthquake or other additional insurance is to be required of any Mortgagor, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Pursuant to Section 5.03, any amounts collected by the Master Servicer under any insurance policies maintained pursuant to this Section
5.06 (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices) shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 5.04. Any cost incurred by the Master Servicer in maintaining any such insurance shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the principal amount of the Mortgage Note or Mortgage Loan, the Monthly Payments on the Mortgage Note or the distributions to be made to the Certificateholders. Such costs shall be recoverable by the Master Servicer pursuant to Section 5.04. In the event that the Master Servicer shall obtain and maintain a blanket policy issued by an insurer that is acceptable to


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FNMA or FHLMC, insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligation as set forth in the first sentence of this Section 5.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related mortgaged or acquired property an insurance policy complying with the first sentence of this Section 5.06 and there shall have been a loss which would have been covered by such a policy had it been maintained, be required to deposit from its own funds into the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

                  Section 5.07 MAINTENANCE OF MORTGAGE IMPAIRMENT INSURANCE POLICY. In the event that the Master Servicer shall obtain and maintain a blanket policy (the "Mortgage Impairment Insurance Policy") with an insurer having a General Policy rating of A:VIII or better in Best's Key Rating Guide insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.06, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 5.06, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.06, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account the difference, if any, between the amount that would have been payable under a policy complying with Section 5.06 and the amount paid under such blanket policy. Upon the written request of the Trustee or any Certificateholder, the Master Servicer shall cause to be delivered to the Trustee or such Certificateholder, as the case may be, a certified true copy of such policy. The Master Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such policy in a timely fashion in accordance with the terms of such policy.

                  Section 5.08 FIDELITY BOND; ERRORS AND OMISSIONS POLICY. (a) The Master Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond (a "Fidelity Bond") and an errors and omissions insurance policy (an "Errors and Omissions Policy"), in a minimum amount acceptable to FNMA or FHLMC or, if Advanta is the Master Servicer or if the Trustee is the successor Master Servicer, in an amount generally maintained by prudent mortgage loan servicers having servicing portfolios of a similar size.

                  (b) The Master Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such a Fidelity Bond and Errors and Omissions Policy and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to the Master Servicer. The Master Servicer shall cause each and every Subservicer for it to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet the requirements of Section 5.08(a).


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

                  Section 5.09 COLLECTION OF TAXES, ASSESSMENTS AND OTHER ITEMS; SERVICING ACCOUNT. In addition to the Collection Account, the Master Servicer shall establish and maintain a Servicing Account, which shall be an Eligible Account, and shall deposit therein all payments by Mortgagors for taxes, assessments, primary mortgage or hazard insurance premiums or comparable items. Withdrawals from the Servicing Account may be made to effect payment of taxes, assessments, primary mortgage or hazard insurance premiums or comparable items, to reimburse the Master Servicer out of related collections for any advances made in the nature of any of the foregoing, to refund to any Mortgagors any sums determined to be overages, or to pay any interest owed to Mortgagors on such account to the extent required by law or to clear and terminate the Servicing Account at the termination of this Agreement upon the termination of the Trust Fund. The Master Servicer shall advance the payments referred to in the first sentence of this Section 5.09 that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer pursuant to Section 5.04 out of Liquidation Proceeds, Insurance Proceeds or otherwise.

                  Section 5.10 PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION; ADDITIONAL INFORMATION. The Trustee shall prepare or cause to be prepared for filing with the Commission (other than the Current Report on Form 8-K to be filed by the Company in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Company in connection with the issuance of the Certificates) any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended. The Company shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from, the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates. Fees and expenses incurred by the Trustee in connection with this Section shall not be reimbursable from the Trust Fund.

                  The Master Servicer and the Company each agree to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within their respective control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission.

                  Section 5.11 ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. In any case in which a Mortgaged Property is about to be conveyed by the Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable thereon) and the Master Servicer has knowledge of such prospective conveyance, the Master Servicer shall effect assumptions in accordance with the terms of any due-on-sale provision contained in the related Mortgage Note or Mortgage. The Master Servicer shall enforce any due-on-sale provision contained in such Mortgage Note or Mortgage to the extent the requirements thereunder for an assumption of the Mortgage Loan have not been satisfied to the extent permitted under the terms of the related Mortgage Note, unless such provision is not exercisable under applicable law and governmental regulations or in the Master Servicer's judgment, such exercise is reasonably likely to result in legal action by the Mortgagor, or such conveyance is in connection with a permitted assumption of the related Mortgage Loan. Subject to the foregoing, the Master Servicer is authorized to take or enter into an assumption agreement from or with the Person to whom such property is about to be conveyed, pursuant to which such person becomes liable under the related Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Interest Rate with respect to such Mortgage Loan shall remain unchanged. The Master Servicer is also authorized, to release the original Mortgagor from liability upon the Mortgage Loan and substitute the new Mortgagor as obligor thereon. In connection with such assumption or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual for mortgage loans similar to the Mortgage Loans and as it applies to mortgage loans owned solely by it. The Master Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Interest Rate of the related Mortgage Note and the payment terms shall not be changed. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as servicing compensation.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by the Mortgagor of the property subject to the Mortgage or any assumption of a Mortgage Loan by operation of law which the Master Servicer in good faith determines it may be restricted by law from preventing, for any reason whatsoever, or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy or, in the Master Servicer's judgment, be reasonably likely to result in legal action by the Mortgagor.

                  Section 5.12      REALIZATION UPON DEFAULTED MORTGAGE LOANS.

         (a) Except as provided in the last two paragraphs of this Section 5.12(a), the Master Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.03. In connection with such foreclosure or other conversion, the Master Servicer shall follow Accepted Servicing Practices. The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless it shall determine that (i) such foreclosure and/or restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawal from the Collection Account pursuant to
Section 5.04) or otherwise. The Master Servicer shall be entitled to reimbursement of the Servicing Fee and other amounts due it, if any, to the extent, but only to the extent, that withdrawals from the Collection Account with respect thereto are permitted under Section 5.04.


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

                  The Master Servicer may foreclose against the Mortgaged Property securing a defaulted Mortgage Loan either by foreclosure, by sale or by strict foreclosure, and in the event a deficiency judgment is available against the Mortgagor or any other person, may proceed for the deficiency.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be issued to the Master Servicer on behalf of the Trustee in the name of the Trustee, as trustee on behalf of the Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall be considered to be a Mortgage Loan held in the Trust Fund until such time as the related Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan:

                (i) It shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect, except that such schedule shall be adjusted to reflect the application of Net REO Proceeds received in any month pursuant to the succeeding clause.

               (ii) Net REO Proceeds received in any month shall be deemed to have been received first in payment of the accrued interest that remained unpaid on the date that such Mortgage Loan became an REO Mortgage Loan, with the excess thereof, if any, being deemed to have been received in respect of the delinquent principal installments that remained unpaid on such date. Thereafter, Net REO Proceeds received in any month shall be applied to the payment of installments of principal and accrued interest on such Mortgage Loan deemed to be due and payable in accordance with the terms of such Mortgage Note and such amortization schedule. If such Net REO Proceeds exceed the then Unpaid REO Amortization, the excess shall be treated as a Curtailment received in respect of such Mortgage Loan.

              (iii) Only that portion of Net REO Proceeds allocable to interest that bears the same relationship to the total amount of Net REO Proceeds allocable to interest as the rate of the Servicing Fee bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Servicing Fee with respect thereto.

                  In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or reasonably foreseeable default on a Mortgage Loan, such Mortgaged Property shall be disposed of by or on behalf of the Trust Fund within two years after its acquisition by the Trust Fund unless (a) the Master Servicer shall have provided to the Trustee an Opinion of Counsel (at the expense of the Trust Fund) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to two years after its acquisition (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not cause the Trust Fund to be subject to the tax on prohibited


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

transactions imposed by Section 860F(a)(1) of the Code, otherwise subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (b) the Master Servicer (at the Trust Fund's expense) shall have applied for, at least 60 days prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the two-year period shall be extended by the applicable period. The Master Servicer shall further ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at all times, that the sale of such property does not result in the receipt by the Trust Fund of any income from non-permitted assets as described in Section 860F(a)(2)(B) of the Code, and that the Trust Fund does not derive any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code with respect to such property.

                  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  In lieu of foreclosing upon any defaulted Mortgage Loan, the Master Servicer may, in its discretion, permit the assumption of such Mortgage Loan if, in the Master Servicer's judgment, such default is unlikely to be cured and if the assuming borrower satisfies the Master Servicer's underwriting guidelines with respect to mortgage loans owned by the Master Servicer. In connection with any such assumption, the Mortgage Interest Rate of the related Mortgage Note and the payment terms shall not be changed. Any fee collected by the Master Servicer for entering into an assumption agreement will be retained by the Master Servicer as servicing compensation. Alternatively, the Master Servicer may encourage the refinancing of any defaulted Mortgage Loan by the Mortgagor.

                  Notwithstanding the foregoing, prior to instituting foreclosure proceedings or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Master Servicer shall make, or cause to be made, inspection of the Mortgaged Property in accordance with the Accepted Servicing Practices and, with respect to environmental hazards, such procedures are as required by the provisions of the Federal National Mortgage Association's selling and servicing guide applicable to single-family homes and in effect on the date hereof. The Master Servicer shall be entitled to rely upon the results of any such inspection made by others. In cases where the inspection reveals that such Mortgaged Property is potentially contaminated with or affected by hazardous wastes or hazardous substances, the Master Servicer shall promptly give written notice of such fact to the Trustee and each Class A Certificateholder.

                  Section 5.13 TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Trustee in the form of a Request for Release in the form attached hereto as Exhibit G (which request shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.03 have been or shall be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such Request for Release, the Trustee, or the Custodian on its behalf, shall promptly release the related Mortgage File to the Master Servicer. Upon any such payment in full, the Master Servicer is authorized to give, as agent for the Trustee and the mortgagee under the Mortgage which secured the

Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the property subject to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In connection therewith, the Trustee shall execute and return to the Master Servicer any required power of attorney provided to the Trustee by the Master Servicer and other required documentation in accordance with Section 5.01(c). From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release signed by a Servicing Officer, release, or cause the Custodian to release, the related Mortgage File to the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to the Request for Release hereinabove specified, the Mortgage File shall be delivered by the Trustee to the Master Servicer.

         Each Request for Release may be delivered to the Trustee (i) via mail or courier, (ii) via facsimile or (iii) by such other means, including, without limitation, electronic or computer readable medium, as the Master Servicer and the Trustee shall mutually agree. The Trustee shall promptly release the related Mortgage File(s) within five (5) to seven (7) Business Days of receipt of a properly completed Request for Release pursuant to clauses (i), (ii) or (iii) above shall be authorization to the Trustee to release such Mortgage Files, provided the Trustee has determined that such Request for Release has been executed, with respect to clauses (i) or (ii) above, or approved, with respect to clause (iii) above, by an authorized Servicing Officer of the Master Servicer, and so long as the Trustee complies with its duties and obligations under this Agreement. If the Trustee is unable to release the Mortgage Files within the time frames previously specified, the Trustee shall immediately notify the Master Servicer indicating the reason for such delay, but in no event shall such notification be later than five Business Days after receipt of a Request for Release. If the Master Servicer is required to pay penalties or damages due to the Trustee's negligent failure to release the related Mortgage File or the Trustee's negligent failure to execute and release documents in a timely manner, the Trustee shall be liable for such penalties or damages.

         On each day that the Master Servicer remits to the Trustee Requests for Releases pursuant to clauses (ii) or (iii) above, the Master Servicer shall also submit to the Trustee a summary of the total amount of such Requests for Releases requested on such day by the same method as described in such clauses
(ii) and (iii) above.

                  Section 5.14 SERVICING FEE; SERVICING COMPENSATION. The Master Servicer shall be entitled, at its election, either (a) to pay itself the Servicing Fee out of any Mortgagor payment on account of interest or Net REO Proceeds prior to the deposit of such payment in the Collection Account or (b) to withdraw from the Collection Account such Servicing Fee pursuant to Section
5.04. The Master Servicer shall also be entitled, at its election, either (a) to pay itself the Servicing Fee in respect of each delinquent Mortgage Loan out of Liquidation Proceeds in respect of such Mortgage Loan or other recoveries with respect thereto to the extent permitted


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

in Section 5.03(a) to withdraw from the Collection Account the Servicing Fee in respect of each such Mortgage Loan to the extent of such Liquidation Proceeds or other recoveries, to the extent permitted by Section 5.04.

                  Servicing compensation in the form of Net Foreclosure Profits, prepayment penalties, assumption fees, late payment charges, tax service fees, fees for statement of account or payoff of the Mortgage Loan (to the extent permitted by applicable law) or otherwise shall be retained by the Master Servicer and are not required to be deposited in the Collection Account. The aggregate Servicing Fee is reserved for the administration of the Trust Fund and, in the event of replacement of the Master Servicer as servicer of the Mortgage Loans, for the payment of other expenses related to such replacement. The aggregate Servicing Fee shall be offset as provided in Section 6.08. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including maintenance of the hazard insurance required by Section 5.05) and shall not be entitled to reimbursement therefor except as specifically provided herein.

                  Section 5.15 REPORTS TO THE TRUSTEE AND THE COMPANY; COLLECTION ACCOUNT STATEMENTS. Not later than 15 days after each Distribution Date, the Master Servicer shall provide to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the last day of the immediately preceding calendar month, stating that all distributions required by this Agreement to be made by the Master Servicer on behalf of the Trustee have been made (or if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 5.03 and each category of withdrawal specified in Section 5.04 and the aggregate of deposits into the Certificate Accounts as specified in Section 6.01(c). Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request.

                  Section 5.16 ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer will deliver to the Trustee and the Rating Agencies on or before June 30th of each year, beginning with June 30, 1998, an Officers' Certificate stating as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such Officers' Certificate shall be accompanied by the statement described in Section
5.17 of this Agreement. Copies of such statement shall, upon request, be provided to any Certificateholder by the Master Servicer, or by the Trustee at the Master Servicer's expense if the Master Servicer shall fail to provide such copies.

                  Section 5.17 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or before March 30th of every year, beginning with March 30, 1998, the Master Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants to furnish a statement to the Trustee and the Rating Agencies to the effect that, on the basis of an examination of certain documents and records relating to the servicing of the mortgage loans being serviced by the Master Servicer under pooling and servicing agreements similar to this Agreement, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that such servicing has been conducted in compliance with this Agreement. Copies of such statement shall, upon written request, be provided to Certificateholders by the Master Servicer, or by the Trustee at the Master Servicer's expense if the Master Servicer shall fail to provide such copies. For purposes of such statement, such firm may conclusively presume that any pooling and servicing agreement which governs mortgage pass-through certificates offered by the Company (or any predecessor or successor thereto) in a registration statement under the Securities Act of 1933, as amended, is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise.

                  Section 5.18 OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS. Any Affiliate of the Seller, in its sole discretion, shall have the right to elect (by written notice sent to the Master Servicer and the Trustee), but shall not be obligated, to purchase for its own account from the Trust Fund any Mortgage Loan which is 90 days or more Delinquent in the manner and at the price specified in Section 2.04(b). The purchase price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Trustee, upon receipt of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                  Section 5.19 PERIODIC ADVANCES. If, on any Master Servicer Remittance Date, the Master Servicer determines that any Monthly Payments due on the Due Date immediately preceding such Master Servicer Remittance Date have not been received as of the close of business on the Business Day preceding such Master Servicer Remittance Date, the Master Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Distribution Date. The Master Servicer shall, on the Master Servicer Remittance Date, deliver in a computer-readable form (including electronic transmission) to the Trustee indicating the payment status of each Mortgage Loan as of the Business Day prior to such Master Servicer Remittance Date. The Master Servicer shall include in the amount to be deposited in the related Certificate Account on such Master Servicer Remittance Date an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the Collection Account being held for future distribution or withdrawal on or in connection with Distribution Dates in subsequent months. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer from its own funds by deposit in the related Certificate Account on or before the Business Day preceding any such future Master Servicer Remittance Date to the extent that funds in the related Certificate Account on such Master Servicer Remittance Date shall be less than payments to Certificateholders required to be made on such date.


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                  The Master Servicer shall designate on its records the
specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the Collection Account pursuant to Section 5.04.

                  Section 5.20 THIRD PARTY CLAIMS. The Trustee shall reimburse the Seller from amounts otherwise distributable on the Class R Certificates for all amounts advanced by the Seller pursuant to the second sentence of Section 4.03(a)(ii) of the Purchase Agreement except when the relevant claim relates directly to the failure of the Seller to perform its duties in compliance with the terms of the Purchase Agreement.

                  Section 5.21 MAINTENANCE OF CORPORATE EXISTENCE AND LICENSES; MERGER OR CONSOLIDATION OF THE MASTER SERVICER. (a) The Master Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.01 to be true and correct at all times under this Agreement.

                  (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000, and in all events shall be the successor of the Master Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Master Servicer shall send notice of any such merger or consolidation to the Trustee.

                  Section 5.22 ASSIGNMENT OF AGREEMENT BY MASTER SERVICER; MASTER SERVICER NOT TO RESIGN. The Master Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by consent of the Trustee or upon the determination that the Master Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Master Servicer without incurring unreasonable expense. Any such determination that the Master Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Master Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Master Servicer) to such effect delivered to the Trustee, the Seller and the Company. No such resignation shall become effective until the Trustee or a successor appointed in accordance with the terms of this Agreement has assumed the Master Servicer's responsibilities and obligations hereunder in accordance with Section 7.02. The Master Servicer shall provide the Trustee and the Rating Agencies with 30 days prior written notice of its intention to resign pursuant to this Section 5.22.

                  Section 5.23 INFORMATION REPORTS TO BE FILED BY THE MASTER SERVICER. The Master Servicer shall file (or cause any Subservicers to file) information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect


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to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the
Code, respectively.


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                                   ARTICLE VI

                           DISTRIBUTIONS AND PAYMENTS
                           --------------------------

                  Section 6.01 ESTABLISHMENT OF CERTIFICATE ACCOUNTS; DEPOSITS TO THE CERTIFICATE ACCOUNTS. (a) The Trustee shall establish and maintain two separate Certificate Accounts which shall be Eligible Accounts and shall be titled "Group I Certificate Account, Norwest Bank Minnesota, N.A., as trustee for the registered holders of Southern Pacific Secured Assets Corp., Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2" and "Group II Certificate Account, Norwest Bank Minnesota, N.A., as trustee for the registered holders of Southern Pacific Secured Assets Corp., Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2."

                  (b) From the period from each Master Servicer Remittance Date to the Business Day prior to each Distribution Date, the Master Servicer may direct the Trustee in writing to invest the funds in the Certificate Accounts only in Permitted Investments. From the Business Day prior to each Distribution Date to such Distribution Date, the Trustee shall invest the funds in the Certificate Accounts only in Permitted Investments. No Permitted Investment shall be sold or disposed of at a gain prior to maturity unless the Master Servicer or Trustee, as applicable, has received an Opinion of Counsel (at the Master Servicer's or Trustee's expense, as applicable) that such sale or disposition will not cause the Trust Fund to be subject to the tax on income from prohibited transactions imposed by Section 860F(a)(1) of the Code, otherwise subject REMIC I, REMIC II or REMIC III to tax or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC. All net income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Master Servicer or Trustee, as applicable, as additional compensation. The amount of any losses incurred in respect of any such Permitted Investments held therein which is in excess of the income and gain thereon shall be deposited in the related Certificate Account by the Master Servicer or Trustee, as applicable, out of its own funds immediately as realized.

                  (c) On each Master Servicer Remittance Date, the Master Servicer shall cause to be deposited in the Group I and Group II Certificate Account, from funds on deposit in the Collection Account, an amount equal to the related Master Servicer Remittance Amount with respect to Loan Group I and Loan Group II, respectively.

                  Section 6.02 PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNTS. The Trustee shall withdraw or cause to be withdrawn funds from the Certificate Accounts for the following purposes:

                  (a)  to effect the distributions described in Section 6.04;

                  (b) to pay to the Seller with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.04 or 3.03 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance was determined;


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

                  (c) on the Business Day prior to each Distribution Date, to pay the Master Servicer any interest earned on or investment income earned with respect to funds in the Certificate Accounts up to the Business Day immediately prior to such Distribution Date;

                  (d) on each Distribution Date, to pay itself any interest earned on or investment income earned with respect to funds in the Certificate Accounts from the Business Day immediately prior to such Distribution Date to such Distribution Date;

                  (e) to return to the Collection Account any amount deposited in a Certificate Account that was not required to be deposited therein;

                  (f) to make reimbursements to itself in accordance with
         Section 9.05; and

                  (g) to clear and terminate the Certificate Accounts upon termination of any of the Trust Fund pursuant to Article VIII.

                  The Trustee shall keep and maintain a separate accounting for withdrawals from the Certificate Accounts pursuant to each of subclauses (a) through (f) listed above.

                  Section 6.03 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Master Servicer or by any Subservicer. The Trustee shall hold all such money and property received by it, as part of the Trust Fund and shall apply it as provided in this Agreement.

                  Section 6.04 DISTRIBUTIONS. (a) No later than 12:00 noon Minneapolis time on each Master Servicer Remittance Date, the Master Servicer shall deliver to the Trustee a report in computer-readable form (including electronic transmission, provided that a portion of such report relating to certain delinquency information may be delivered in hard copy form rather than computer-readable form) containing such information as to each Mortgage Loan as of such date and such other information as the Trustee shall reasonably require.

                  (b) With respect to funds deposited in the related Certificate Account, on each Distribution Date, the Trustee shall make the following allocations, disbursements and transfers in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

                (i) to the extent of the related Interest Remittance Amount, with respect to each Loan Group:

                  (A) to the Trustee, an amount equal to the Trustee's Fees then due to it with respect to the related Loan Group;

                  (B) to the related Class A Certificateholders and holders of the related Components an amount equal to the related Accrued Certificate Interest thereon, plus any


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         Accrued Certificate Interest remaining unpaid from prior Distribution
         Dates (plus interest on any such unpaid amount at the related Pass-Through Rate);

                  (C) to the related Class M-1 Certificateholders an amount equal to the Accrued Certificate Interest thereon for such Distribution Date;

                  (D) to the related Class M-2 Certificateholders an amount equal to the Accrued Certificate Interest thereon for such Distribution Date; and

                  (E) to the Class B-1 Certificateholders an amount equal to the Accrued Certificate Interest thereon for such Distribution Date.

               (ii) to the extent of the related Principal Distribution Amount, with respect to each Loan Group;

                  (A) first, with respect to the Group I Class A Certificates, the lesser of (x) the related Principal Distribution Amount and (y) the related Class A Principal Distribution Amount shall be distributed to the holders of the Group I Class A Certificates, until the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero; and with respect to the Group II Class A Certificates, the lesser of (x) the related Principal Distribution Amount and (y) the related Class A Principal Distribution Amount shall be distributed to the holders of the Group II Class A Certificates in the manner and priority as described below in Section 6.04(c);

                  (B) second, the lesser of (x) the excess of (i) the related Principal Distribution Amount over (ii) the amount distributed to the holders of the related Class A Certificates in clause (A) above and (y) the related Class M-1 Principal Distribution Amount shall be distributed to the holders of the related Class M-1 Certificates, until the Certificate Principal Balance of such Class M-1 Certificates has been reduced to zero;

                  (C) third, the lesser of (x) the excess of (i) the related Principal Distribution Amount over (ii) the sum of the amount distributed to the holders of the related Class A Certificates in clause (A) above and the amount distributed to the holders of the related Class M-1 Certificates in clause (B) above and (y) the related Class M-2 Principal Distribution Amount shall be distributed to the holders of the related Class M-2 Certificates, until the Certificate Principal Balance of such Class M-2 Certificates has been reduced to zero; and

                  (D) fourth, the lesser of (x) the excess of (i) the related Principal Distribution Amount over (ii) the sum of the amount distributed to the holders of the related Class A Certificates pursuant to clause (A) above, the amount distributed to the holders of the related Class M-1 Certificates pursuant to clause (B) above and the amount distributed to the holders of the related Class M-2 Certificates pursuant to clause (C) above and (y) the related Class B-1 Principal Distribution Amount shall be distributed to the holders of the related Class B-1 Certificates, until the Certificate Principal Balance of such Class B-1 Certificates has been reduced to zero.


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

              (iii) to the extent of the related Net Monthly Excess Cashflow, with respect to each Loan Group:

         (A) to fund the related Extra Principal Distribution Amount for such Distribution Date;

         (B) to pay any Unpaid Accrued Certificate Interest Carry-Forward Amount on the related Class A, Class M-1, Class M-2 and Class B-1 Certificates, in that order, until reduced to zero;

         (C) to reimburse the related Class M-1, Class M-2 and Class B-1 Certificates, in that order, for Liquidated Loan Losses previously allocated thereto pursuant to Section 6.09;

         (D) with respect to the Net Monthly Excess Cashflow related to Loan Group I, to the Class A-1, Class M-1A, Class M-2A and Class B-1A Certificates, in that order, the related Group I Available Funds Cap Carry-Forward Amount, until such amount has been reduced to zero;

         (E) to the related Class S Certificates, any Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from prior Distribution Dates (plus interest on such unpaid amount at the related Pass-Through Rate);

         (F) to the Class R-III Certificates, any remaining amounts in the Certificate Accounts.

                  (c) Distributions of the Principal Distribution Amount to the Group II Class A Certificates will be allocated as follows:

                (i) first, to the Class A-5 Certificates, the Lockout Distribution Percentage of the related Class A Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero;

               (ii) second, to the Class A-2 Certificates in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero;

              (iii) third, to the Class A-3 Certificates in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero;

               (iv) fourth, to the Class A-4 Certificates in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero; and

                (v) fifth, to the Class A-5 Certificates in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance has been reduced to zero;

provided, however, that if on any Distribution Date the Certificate Principal Balances of the Class M-1F, Class M-2F and Class B-1F Certificates and the related Subordinated Amount have been reduced to zero, the Class A Principal Distribution Amount payable to the Group II Class A Certificates will be allocated to the Group II Class A Certificates on a pro rata basis based


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on the Certificate Principal Balances thereof, in reduction of the Certificate
Principal Balances thereof, until the Certificate Principal Balances thereof have been reduced to zero.

                  Section 6.05 INVESTMENT OF ACCOUNTS. (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing by the Master Servicer (with respect to the Certificate Accounts up to the Business Day prior to each Distribution Date) or the Trustee (with respect to the Certificate Accounts from the Business Day prior to each Distribution Date to such Distribution Date) or the Company (with respect to the Pre-Funding Accounts and the Interest Coverage Accounts) in one or more Permitted Investments bearing interest or sold at a discount. If an Event of Default shall have occurred and be continuing or if the Master Servicer or the Company does not provide investment directions, the Trustee shall invest all Accounts in Permitted Investments described in paragraph (d) of the definition of Permitted Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date (except that if such Permitted Investment is an obligation of the Trustee, then such Permitted Investment shall mature not later than such Distribution Date).

                  (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee's failure to perform in accordance with this
Section 6.06 is the cause of such loss or charge.

                  (c) Subject to Section 9.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investments included therein other than with respect to the investment of funds in the Certificate Accounts from the Business Day prior to each Distribution Date to such Distribution Date, and except to the extent that the Trustee is the obligor and has defaulted thereon or as provided in subsection (b) of this Section 6.05.

                  (d) So long as no Event of Default shall have occurred and be continuing, all net income and gain realized from investment of, and all earnings on, funds deposited in any Account (excluding the Pre-Funding Accounts and the Interest Coverage Accounts) shall be for the benefit of the Master Servicer as compensation (in addition to the Servicing Fee) and the benefit of the Trustee as compensation (in addition to the Trustee Fee). The Master Servicer and the Trustee shall deposit in each Account (excluding the Pre-Funding Accounts and the Interest Coverage Accounts) and the Company shall deposit in each Pre-Funding Account and Interest Coverage Account, from its own funds, the amount of any loss incurred in respect of any Permitted Investment held therein which is in excess of the income and gain thereon immediately upon realization of such loss, without any right to reimbursement therefor; provided, however, that the Master Servicer shall only be responsible for the reimbursement of losses in the Certificate Accounts up until the Business Day prior to each Distribution Date, and the Trustee shall only be responsible for the reimbursement of losses from the Business Day prior to each Distribution Date to such Distribution Date.


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                  Section 6.06 REPORTS BY TRUSTEE. (a) On each Distribution Date the Trustee shall provide to each Holder, to the Master Servicer, to the Underwriters, to the Company and to the Rating Agencies a written report (the "Trustee Remittance Report"), based solely on information provided by the Master Servicer and containing the following information:

                (i) the amount of the distribution with respect to each class of Certificates;

               (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments in Full and Curtailments or other unscheduled recoveries of principal included therein;

                (iii) the amount of such distributions allocable to interest and the calculation thereof separately identifying the amount of any Periodic Advances;

               (iv) the Certificate Principal Balance or related Notional Amount of each class of the Certificates or Component as of such Distribution Date, together with the principal amount of each class of the Class A Certificates (based on a Certificate in an original principal amount of $1,000) in each case after giving effect to any payment of principal on such Distribution Date;

                (v) the related Required Subordinated Amount and the related Subordinated Amount as of such Distribution Date;

                (vi) the total of any Substitution Adjustments and any Loan Repurchase Price amounts included in such distribution;

              (vii) the amounts, if any, of any Liquidation Loan Losses for the related Due Period and the cumulative amount of Liquidated Loan Losses from the Closing Date;

             (viii) the number of Mortgage Loans and the aggregate Principal Balance of Mortgage Loans purchased pursuant to Section 5.18 for the related Distribution Date and since the closing date the cumulative number and Principal Balance of Mortgage Loans purchased pursuant to
         Section 5.18.

               (ix) the number of Mortgage Loans and the aggregate Principal Balance of Mortgage Loans purchased or substituted for pursuant to Sections 3.03 and 2.04 for the related Distribution Date and, since the closing date, the cumulative number and Principal Balance of Mortgage Loans purchased or substituted for pursuant to Sections 3.03 and 2.04;

                (x) the applicable Pass-Through Rate for such distribution;

                (xi) the amount on deposit in the Pre-Funding Accounts and the Interest Coverage Accounts;

              (xii) for the Distribution Date occurring in July 1997 the balances of the PreFunded Amounts that have not been used to purchase Subsequent Mortgage Loans and


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

         that are being distributed to the Certificateholders as a mandatory prepayment of principal, if any, on such Distribution Date;

              (xiv) the amount, if any, of the Interest Coverage Addition included in such distribution for each Loan Group; and if any, of any Group I Available Funds Cap Carry-Forward Amount, and

                (xv) the Senior Enhancement Percentage, Stepped Up Enhancement Percentage and whether a Trigger Event exists.

Items (i), (ii) and (iii) above shall, with respect to the Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i), (ii) and (iii) with respect to the Certificates for such calendar year.

                  (b) All distributions made to the Certificateholders of a Class on each Distribution Date will be made on a PRO RATA basis among the Certificateholders of such Class on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if, in the case of a Certificateholder, such Certificateholder shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 (or, with respect to the Class A-IO Certificates, Class S Certificates or Class R Certificates, a Percentage Interest in excess of 20.00%) appearing in the Certificate Register and shall have provided complete wiring instructions by the Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.

                  (c) In addition, on each Distribution Date the Trustee will distribute to each Holder, to the Underwriters, to the Master Servicer, to the Company and to the Rating Agencies, together with the information described in subsection (a) preceding, the following information with respect to the Group I and Group II Loans as of the close of business on the last Business Day of the prior calendar month, which is hereby required to be prepared by the Master Servicer and furnished to the Trustee for such purpose on or prior to the related Master Servicer Remittance Date (such information to be provided for the Group I and Group II Loans separately):

                (i) the total number of Mortgage Loans and the aggregate Principal Balances thereof, together with the number and aggregate principal balances of such Mortgage Loans and the percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

               (ii) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance


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         of all Mortgage Loans in foreclosure proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and
         (i)(C);

              (iii) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

               (iv) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clause (i)(A), (i)(B) and (i)(C);

                (v) the weighted average Mortgage Interest Rate as of the Due Date occurring in the Due Period related to such Distribution Date;

                (vi) the weighted average remaining term to stated maturity of all Mortgage Loans;

                (vii) the book value of any REO Property; and

                (viii) the number and aggregate Principal Balance of all Subsequent Mortgage Loans added during the preceding Due Period.

                  Section 6.07 ADDITIONAL REPORTS BY TRUSTEE. (a) The Trustee shall report to the Company and the Master Servicer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Company or the Master Servicer may from time to time request in writing.

                  (b) On each Distribution Date, the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") Certificate Factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.

                  Section 6.08 COMPENSATING INTEREST. Not later than the close of business on the third Business Day prior to the Distribution Date, the Master Servicer or any Subservicer shall remit to the Trustee (without right or reimbursement therefor) for deposit into the related Certificate Account an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments in Full and


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Curtailments during the related Due Period and (b) its aggregate Servicing Fees payable in the related Due Period and shall not have the right to reimbursement therefor (the "Compensating Interest").

                  Section 6.09 ALLOCATION OF LIQUIDATED LOAN LOSSES. Prior to each Distribution Date the Master Servicer shall determine the total amount of related Liquidated Loan Losses, if any, that occurred during the related Due Period with respect to the Group I Loans and the Group II Loans. The amount of such Liquidated Loan Losses shall be evidenced by an Officer's Certificate to be delivered to the Trustee not later than the Master Servicer Remittance Date. On each Distribution Date following the application of all amounts distributable on such date, to the extent the aggregate Certificate Principal Balances of the related Certificates exceed the related Pool Principal Balance as of the end of the related Due Period due to Liquidated Loan Losses, the Certificate Principal Balances of the related Class B-1 Certificates and Class M Certificates shall be reduced as follows, until such deficiency is fully allocated: first, the Certificate Principal Balance of the related Class B-1 Certificates shall be reduced, until the related Certificate Principal Balance has been reduced to zero; second, the Certificate Principal Balance of the related Class M-2 Certificates shall be reduced, until the related Certificate Balance has been reduced to zero; and third, the Certificate Principal Balance of the related Class M-1 Certificates shall be reduced, until the related Certificate Principal has been reduced to zero. The Certificate Principal Balances of the related Class A Certificates shall not be so reduced.

                  Section 6.10      PRE-FUNDING ACCOUNTS.

                  (a) No later than the Closing Date, the Trustee shall establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Group I Pre-Funding Account, Norwest Bank Minnesota, N.A., as trustee for the registered holders of Southern Pacific Secured Assets Corp., Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2" (the "Group I Pre-Funding Account") and one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Group II Pre-Funding Account, Norwest Bank Minnesota, N.A., as trustee for the registered holders of Southern Pacific Secured Assets Corp., Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2" (the "Group II Pre-Funding Account"). The Trustee shall, promptly upon receipt, deposit (a) in the Group I Pre-Funding Account and retain therein the Original Pre-Funded Amount with respect to Loan Group I remitted on the Closing Date to the Trustee by the Company and (b) in the Group II Pre-Funding Account and retain therein the Original Pre-Funded Amount with respect to Loan Group II remitted on the Closing Date to the Trustee by the Company. Funds deposited in the Group I Pre-Funding Account shall be held in trust by the Trustee for the Holders of the Group I Certificates for the uses and purposes set forth herein. Funds deposited in the Group II Pre-Funding Account shall be held in trust by the Trustee for the Holders of the Group II Certificates for the uses and purposes set forth herein. If the Trustee shall not have received an investment direction from the Company, the Trustee will invest funds deposited in the PreFunding Accounts in Permitted Investments of the kind described in clause (d) of the definition of Permitted Investments with a maturity date no later than the second Business Day preceding each Distribution Date. For federal income tax purposes, the Company shall be the owner of the Pre-Funding Accounts and shall report all items of income, deduction, gain or loss arising therefrom. The Company shall deposit in the related Pre-Funding Account the amount of any


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net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor.

                  (b) Amounts on deposit in the Group I Pre-Funding Account shall be withdrawn by the Trustee as follows:

                (i) On any Subsequent Transfer Date, the Trustee shall withdraw from the Group I Pre-Funding Account an amount equal to 100% of the Principal Balances of the Subsequent Mortgage Loans transferred and assigned to the Trustee for Loan Group I on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in Section 2.07(b) with respect to such transfer and assignment; and

               (ii) If the Group I Pre-Funded Amount has not been reduced to zero during the Funding Period, on the Master Servicer Remittance Date immediately prior to the Distribution Date occurring in July 1997, the Trustee shall deposit into the Group I Certificate Account any amounts remaining in the Group I Pre-Funding Account.

                  (c) Amounts on deposit in the Group II Pre-Funding Account shall be withdrawn by the Trustee as follows:

                (i) On any Subsequent Transfer Date, the Trustee shall withdraw from the Group II Pre-Funding Account an amount equal to 100% of the Principal Balances of the Subsequent Mortgage Loans transferred and assigned to the Trustee for Loan Group II on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in Section 2.07(b) with respect to such transfer and assignment; and

               (ii) If the Group II Pre-Funded Amount has not been reduced to zero during the Funding Period, on the Master Servicer Remittance Date immediately prior to the Distribution Date occurring in July 1997, the Trustee shall deposit into the Group II Certificate Account any amounts remaining in the Group II Pre-Funding Account.

                  Section 6.11      INTEREST COVERAGE ACCOUNTS.

                  (a) No later than the Closing Date, the Trustee shall establish and maintain with itself two separate, segregated trust accounts, which shall be Eligible Accounts, titled "Group I Interest Coverage Account, Norwest Bank Minnesota, N.A., as trustee for the registered holders of Southern Pacific Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2" (the "Group I Interest Coverage Account") and "Group II Interest Coverage Account, Norwest Bank Minnesota, N.A., as trustee for the registered holders of Southern Pacific Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2" (the "Group II Interest Coverage Account"). The Trustee shall, promptly upon receipt, deposit (a) in the Group I Interest Coverage Account and retain therein the Group I Interest Coverage Amount remitted on the Closing Date to the Trustee by the Company and (b) in the Group II Interest Coverage Account and retain therein the Group II Interest Coverage Amount remitted on the Closing Date to the Trustee by the Company. In addition, the Trustee shall deposit into the Group I Interest Coverage Account all income and gain on investments in the Group I Pre-Funding Account and


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

shall deposit into the Group II Interest Coverage Account all income and gain on investments in the Group II Pre-Funding Account pursuant to Section 6.12. Funds deposited in the Group I Interest Coverage Account shall be held in trust by the Trustee for the Holders of the Group I Certificates for the uses and purposes set forth herein. Funds deposited in the Group II Interest Coverage Account shall be held in trust by the Trustee for the Holders of the Group II Certificates for the uses and purposes set forth herein. For federal income tax purposes, the Company shall be the owner of the Interest Coverage Accounts and shall report all items of income, deduction, gain or loss arising therefrom. The Company shall deposit in the related Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor.

                  (b) On the first Distribution Date, the Trustee shall (a) withdraw from the Group I Interest Coverage Account and deposit in the Group I Certificate Account the related Interest Coverage Addition and (b) withdraw from the Group II Interest Coverage Account and deposit in the Group II Certificate Account the related Interest Coverage Addition.

                  (c) On each Distribution Date following the conveyance of a Subsequent Mortgage Loan to the Trustee for Loan Group I, funds on deposit in the Group I Interest Coverage Account in an amount equal to 1/360 of the product of (i) the Principal Balance of such Subsequent Mortgage Loan and (ii) the sum of (A) the Group I Pass-Through Rate for such Distribution Date minus 2.50%, (B) the Pass-Through Rate on the Group I Fixed Strip Component times a fraction equal to (x) the Notional Amount of the Group I Fixed Strip Certificates immediately prior to such Distribution Date divided by (y) the Group I Pool Principal Balance as of the beginning of the immediately preceding Due Period and (C) 0.0075%, and (iii) the actual number of days from the Subsequent Cut-off Date to July 23, 1997 shall be remitted, without notice, immediately upon receipt thereof, to the Company.

                  On each Distribution Date following the conveyance of a Subsequent Mortgage Loan to the Trustee for Loan Group II, funds on deposit in the Group II Interest Coverage Account in an amount equal to 1/360 of the product of (i) the Principal Balance of such Subsequent Mortgage Loan and (ii) the sum of (A) the weighted average of the Group II PassThrough Rates for such Distribution Date minus 2.50%, (B) the Pass Through Rate on the Group II Fixed Strip Certificates times a fraction equal to (x) the Notional Amount of the Group II Fixed Strip Component immediately prior to such Distribution Date divided by (y) the Group II Pool Principal Balance as of the beginning of the immediately preceding due period and (C) 0.0075%, and (iii) the number of days, up to a maximum of 30 per calendar month, from the Subsequent Cut-off Date to July 23, 1997, shall be remitted, without notice, immediately upon receipt thereof to the Company.

                  (d) On the first Business Day following the first Distribution Date following the conveyance of the last Subsequent Mortgage Loan to the Trustee for Loan Group I, any amount remaining on deposit in the Group I Interest Coverage Account after distributions pursuant to Sections 6.11(b) above shall be withdrawn by the Trustee and paid to the Company.

                  Upon the earlier of (i) the termination of the Trust Fund in accordance with Section 8.01 and (ii) the first Business Day following the first Distribution Date following the conveyance of the last Subsequent Mortgage Loan to the Trustee for Loan Group II, any amount


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remaining on deposit in the Group II Interest Coverage Account after distributions pursuant to Sections 6.11(b) above shall be withdrawn by the Trustee and paid to the Company.

                  Section 6.12 DISTRIBUTIONS ON THE UNCERTIFICATED REMIC I REGULAR INTERESTS.

                  (a) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Certificate
Account:

                  (i) to the Holders of REMIC I Regular Interests, PRO RATA, in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                  (ii) (x) on each Distribution Date, with respect to the Group I Loans, all principal received on the Group I Loans under the definition of Principal Remittance Amount shall be paid to REMIC I Regular Interest LT-AY until its Uncertificated Balance has been reduced to zero and then shall be paid the REMIC I Regular Interest LT-AZ until its Uncertificated Balance has been reduced to zero;

                           (y) on each Distribution Date, with respect to the Group II Loans, all principal received on the Group II Loans under the definition of Principal Remittance Amount shall be paid to REMIC I Regular Interest LT-FY until its Uncertificated Balance has been reduced to zero and then shall be paid the REMIC I Regular Interest LT-FZ until its Uncertificated Balance has been reduced to zero;

         (b) On each Distribution Date, the following amounts shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular
Interests:

                  (i) to the Holders of REMIC II Regular Interests, PRO RATA, in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                        (ii) any amounts paid as principal on the REMIC I
                  Regular Interests shall be deemed to have been paid to the related Uncertificated Corresponding Component in REMIC II in accordance with the same priorities and conditions.


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                                   ARTICLE VII

                                     DEFAULT
                                     -------

                  Section 7.01 EVENTS OF DEFAULT. (a) "Event of Default", wherever used herein, means any one of the following events:

                (i) any failure by the Master Servicer to remit to the Trustee any payment, other than a Servicing Advance, required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for five Business Days after the date upon which such payment was required to be made;

               (ii) the failure by the Master Servicer to make any required Servicing Advance which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by any Certificateholder;

              (iii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to Section 3.01 to be true and correct which continues unremedied for a period of 30 days (or 15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Company or the Trustee or to the Master Servicer and the Trustee by any Certificateholder;

               (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days;

                (v) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the Master Servicer's property;

               (vi) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or


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

              (vii) if on any Distribution Date, the aggregate related Liquidated Loan Losses since the Cut-off Date exceed 7.125% of the Original Group I Pool Principal Balance or 5.1875% of the Original Group II Pool Principal Balance.

                  (b) If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied: the Trustee shall, but only at the direction of the Majority Certificateholders by notice in writing to the Master Servicer and a Responsible Officer of the Trustee, and in addition to whatever rights such Certificateholders may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as servicer; however, with respect to an Event of Default set forth in clause (vii) such termination shall only be made with respect to the related Loan Group at the direction of the related Majority Certificateholders; provided, further, however, that if an event described in clause (vii) above occurs and is continuing, during the 30 day period following receipt of notice, the Trustee together with the Majority Certificateholders requesting termination, shall cooperate and discuss with the Master Servicer to determine if the occurrence of such event is more likely than not the result of acts or omissions of the Master Servicer or more likely than not the result of events beyond the control of the Master Servicer i.e. that such Liquidated Loan Losses are attributable to the underwriting and origination process of the Mortgage Loans and not to the servicing of the Mortgage Loans. If the Majority Certificateholders requesting termination conclude that the event is the result of the latter, the Master Servicer may not be terminated, unless and until some other event set forth in section (a) has occurred and is continuing. If the Majority Certificateholders requesting termination conclude that the event is the result of the former, then the Majority Certificateholders may terminate the Master Servicer in accordance with this section, and the Trustee shall act as successor Master Servicer. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to
Section 7.02, pass to and be vested in the Trustee, or its designee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, at the expense of the Master Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Master Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. The Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default.

                  Section 7.02 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 5.24, or the Master Servicer is removed as Master Servicer pursuant to Article VII, in which event the Trustee shall promptly notify the Rating Agencies, except as otherwise provided in Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities


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

relating thereto placed on the Master Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Trustee shall not be liable for any actions or the representations and warranties of any master servicer prior to it and including, without limitation, the obligations of the Master Servicer set forth in Sections 2.04 and 3.03. The Trustee, as successor master servicer, shall be obligated to pay Compensating Interest pursuant to Section 6.09 in any event and to make advances pursuant to
Section 5.19 unless, and only to the extent the Trustee as successor master servicer determines reasonably and in good faith that such advances would not be recoverable pursuant to Sections 5.04(a), or 5.04(j).

                  (b) Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders appoint, pursuant to the provisions set forth in paragraph
(c) below, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution that has a net worth of not less than $15,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.

                  (c) In the event the Trustee is the successor master servicer, it shall be entitled to Servicing Compensation (including the Servicing Fee as adjusted pursuant to the definition thereof) and other funds pursuant to Section
5.14 hereof as the Master Servicer. In the event the Trustee is unable or unwilling to act as successor master servicer, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the aggregate Servicing Fees hereunder as servicing compensation, together with the other Servicing Compensation. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Periodic Advances owed to the Trustee. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor.

                  (d) The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, at the Master Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Master Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the Master Servicer after such removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor master servicer. Neither the Trustee nor any other successor master servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master


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

Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer hereunder. No appointment of a successor to the Master Servicer hereunder shall be effective until the Trustee shall have consented in writing thereto, and written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder. The Trustee shall not resign as servicer until a successor master servicer reasonably acceptable to each Rating Agency has been appointed.

                  (e) Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that permitted the Master Servicer pursuant to Section 5.14, together with other Servicing Compensation. The Master Servicer, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  Section 7.03 WAIVER OF DEFAULTS. The Majority Certificateholders may, on behalf of all Certificateholders, waive any events permitting removal of the Master Servicer as servicer pursuant to this Article VII; provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.


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

                                  ARTICLE VIII

                                   TERMINATION
                                   -----------

                  Section 8.01 TERMINATION. (a) Subject to Section 8.02, this Agreement shall terminate upon notice to the Trustee of either: (i) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Trustee or (ii) mutual consent of the Master Servicer and all Certificateholders in writing; PROVIDED, HOWEVER, that in no event shall the Trust established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St.
James's, alive as of the date hereof.

                  (b) In addition, subject to Section 8.02, the Holder of a 50.01% Percentage Interest or greater of the Class R-III Certificates or the Master Servicer may (and on the Distribution Date occurring on May 25, 2027 the Master Servicer shall), at its option and at its sole cost and expense, repurchase from the Mortgage Pool the Group I Loans or the Group II Loans, on any date on which the Principal Balance of the Group I Loans or Group II Loans is less than 10%, if the holder of the Class R-II Certificates exercises this option, or is less than 5%, if the Master Servicer exercises this option, of the sum of (x) the aggregate of the Principal Balances of the related Mortgage Loans on the Cut-off Date plus (y) the aggregate of the Principal Balances of the related Subsequent Mortgage Loans on their respective Subsequent Cutoff Dates, by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties of the related Loan Group at a price (the "Termination Price") equal to the sum of (i) 100% of the Principal Balance of each such outstanding Mortgage Loan and each REO Property in the related Loan Group; (ii) the aggregate amount of accrued and unpaid interest on the Mortgage Loans in the related Loan Group through the related due period and 30 days' interest on such Mortgage Loans at a rate equal to the related Mortgage Interest Rate (net of the Servicing Fee if the Master Servicer exercises this option) with respect to such Mortgage Loan; (iii) the amount of any unpaid Servicing Fees and unreimbursed Servicing Advances made by the Master Servicer with respect to the Mortgage Loans in the related Loan Group; (v) any excess of the actual stated principal balance of each such Mortgage Loan and REO Property over the Principal Balance thereof, the aggregate amount of accrued and unpaid interest on such excess through the related due period and 30 days' interest on such excess at a rate equal to the related Mortgage Interest Rate with respect to each related Mortgage Loan; and (vi) any related Unpaid Accrued Certificate Interest and Carry-Forward Amount and (provided, however, the Master Servicer shall not be obligated to pay such amount) (vii) the amount of any unpaid Servicing Fees, unreimbursed Servicing Advances and unreimbursed Periodic Advances with respect to such Loan Group not included in clauses (i) to (v) above. Any such purchase shall be accomplished by deposit into the related Certificate Account of the Termination Price. From the Termination Price so deposited, the Trustee shall reimburse the Master Servicer for the amount of any unpaid Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Master Servicer with respect to the related Mortgage Loans.

                  (c) If on any Distribution Date, the Master Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than funds in the related Certificate Account, the Master Servicer shall notify the Trustee and the Trustee


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

shall send a final distribution notice promptly to the related
Certificateholders in accordance with paragraph (d) below.

                  (d) Notice of any termination, specifying the Distribution Date upon which the Trust Fund will terminate and that the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the Certificateholders mailed during the month of such final distribution before the Master Servicer Remittance Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified.

                  (e) In the event that all Certificateholders do not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Holders of the Class R-III Certificates shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look only to such Holders of the Class R-III Certificates for payment. Such funds shall remain uninvested.

                  Section 8.02 ADDITIONAL TERMINATION REQUIREMENTS. (a) In the event that the Holder of a 50.01% Percentage Interest or greater of the Class R-III Certificates or the Master Servicer (any of which, an "Exercising Party") exercises its purchase option with respect to the Trust Fund as provided in
Section 8.01, REMIC I, REMIC II and REMIC III as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund) to the effect that the failure of REMIC I, REMIC II and REMIC III to comply with the requirements of this Section 8.02 will not (i) result in the imposition of taxes on "prohibited transactions" on any of either REMIC I, REMIC II or REMIC III as defined in
Section 860F of the Code or (ii) cause either REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

                (i) The Trustee shall establish a 90-day liquidation period for REMIC I, REMIC II and REMIC III and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Trustee shall satisfy all the requirements of a qualified liquidation for REMIC I, REMIC II and REMIC III, as the case may be, under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Exercising Party;

               (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund for cash; and

              (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R-III Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and REMIC I, REMIC II and REMIC III shall terminate at that time.

                  (b) By their acceptance of the Class R Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Class R Certificateholders.

                  Section 8.03 ACCOUNTING UPON TERMINATION OF MASTER SERVICER. Upon termination of the Master Servicer, the Master Servicer shall, at its expense:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee, the funds in any Account;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all of the Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

                  (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the "Master Servicer" under this Agreement.


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                                   ARTICLE IX

                             CONCERNING THE TRUSTEE
                             ----------------------

                  Section 9.01 DUTIES OF TRUSTEE. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Seller hereunder. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected.

                  The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

                  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of REMIC I, REMIC II and REMIC III under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;


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               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iv) The Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with any of its obligations hereunder, or any breaches of representations or warranties under the Purchase Agreement unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or breach or the Trustee receives written notice of such failure or breach from the Master Servicer, the Company or the Seller.

                  The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company or the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer pursuant to Section 7.02 of this Agreement.

                  Section 9.02 CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 9.01:

                         (a) The Trustee may request and rely upon and shall be
                  protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                         (b) The Trustee may consult with counsel and any
                  Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                         (c) The Trustee shall be under no obligation to
                  exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred


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                  therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                         (d) The Trustee shall not be personally liable for any
                  action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                         (e) Prior to the occurrence of an Event of Default
                  hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by at least a 25% Percentage Interest of any Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

                         (f) The Trustee shall not be accountable, shall have no
                  liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.02 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer;

                         (g) The Trustee may execute any of the trusts or powers
                  hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

                         (h) The right of the Trustee to perform any
                  discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

                         (i) The Trustee shall not be required to give any bond
                  or surety in respect of the execution of the trust created hereby or the powers granted hereunder.

                  Section 9.03 TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the statements of the Company or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document, other


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

than the signature of the Trustee on the Certificates and the Certificate of Authentication. The Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Accounts or any other account by or on behalf of the Company or the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 6.01.

                  Except in connection with its duties pursuant to Section 7.02 of this Agreement, and as otherwise specifically provided in this Agreement, the Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any mortgage or the maintenance of any such perfection and priority or with respect to the sufficiency of the Trust Fund, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon; the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the performance or enforcement of any Mortgage Loan; the compliance by the Seller, the Company or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Company or the Master Servicer or any loss resulting therefrom (unless the Trustee is the obligor thereon); the acts or omissions of any of the Seller, the Company, the Master Servicer, any subservicer or any Mortgagor; any action of the Master Servicer or any subservicer taken in the name of the Trustee; the failure of the Master Servicer or any subservicer to act or perform any duties acquired of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to other perfect or maintain the perfection of any security interest or lien granted to it hereunder unless directed by the Company.

                  Section 9.04 TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may transact any banking or trust business with the Company, the Master Servicer or any of their respective Affiliates.

                  Section 9.05 PAYMENT OF TRUSTEE'S FEES. (a) The Trustee shall withdraw from each of the Group I and Group II Certificate Accounts on each Distribution Date and pay to itself the Trustee's Fee. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability, cost or expense (including reasonable legal fees and related expenses) incurred in connection with the acceptance or administration of its trusts hereunder or the Certificates (including such costs and expenses incurred in connection with any Event of Default, breach of this Agreement or claim or legal action, including pending or threatened claims) other than any loss, liability, cost or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of its obligations and duties hereunder. All such amounts shall be payable from funds in the Certificate Accounts as provided in Section 6.02(f).


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                  (b) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (c) The Master Servicer covenants and agrees to indemnify the Trustee and any director, officer, employee or agent of the Trustee against any losses, liabilities, damages, claims or expenses (including reasonable legal fees and such related expenses) that may be sustained by the Trustee in connection with this Agreement related to the willful misfeasance, bad faith or negligence in the performance of the Master Servicer's duties hereunder.

                  (d) The provisions of this Section 9.05 shall survive the termination of this Agreement and the removal or resignation of the Trustee.

                  Section 9.06 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a long-term secured debt rating of at least "Baa3" if Moody's is one of the Rating Agencies and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agencies rating the Certificates. If such corporation or bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and their affiliates or the Master Servicer and its affiliates; provided, however, that such corporation or bank cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

                  Section 9.07 RESIGNATION AND REMOVAL OF THE TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Company, the Master Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Master Servicer shall, promptly appoint a successor trustee who meets the eligibility requirements of Section 9.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Company. If no successor trustee shall have been so appointed


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

and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to the Rating Agencies in respect of mortgage pass-through certificates having a rating equal to the then current rating on the Certificates, then the Master Servicer may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 9.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Company by the Master Servicer.

                  The Majority Certificateholders may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Company by the Master Servicer.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 9.08.

                  Section 9.08 SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all of the Mortgage Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders


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of Certificates at their addresses as shown in the Certificate Register provided that the Master Servicer has received such Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.


                  Section 9.09 MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of
Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 9.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder. The Company and the Trustee may each at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of an Event of Default, the Trustee acting along may accept the resignation or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each


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

of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 9.11.     LIMITATION OF LIABILITY.

         The Certificates are executed and authenticated by the Trustee, not in its individual capacity but solely as Trustee of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.


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                  Section 9.12.     TRUSTEE MAY ENFORCE CLAIMS WITHOUT
                                    POSSESSION OF CERTIFICATES.

                  All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

                  Section 9.13.     SUITS FOR ENFORCEMENTS.

                  Except as otherwise provided in Section 9.05, in case an Event of Default or other default by the Master Servicer or the Company hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel (the advice of such counsel being an expense of the Trustee), shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

                  Section 9.14. WAIVER OF INVENTORY, ACCOUNTING AND APPRAISAL REQUIREMENTS.

                  The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust Fund, or any part thereof, may be located that the Trustee file any inventory, accounting of appraisal of the Trust Fund with any court, agency or body at any time or in any manner whatsoever.


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                                    ARTICLE X

                                REMIC PROVISIONS
                                ----------------

                  Section 10.01     REMIC ADMINISTRATION.

                  (a) The Trustee shall make an election to treat each of REMIC I, REMIC II and REMIC III (exclusive of the Interest Coverage Accounts and the Pre-Funding Accounts) as a REMIC under the Code, and if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For purposes of the REMIC election in respect of REMIC I, (i) the Uncertificated REMIC I Regular Interests shall be designated as the "regular interests" in REMIC I and (ii) the Class R-I Certificates shall be designated as the sole Class of "residual interest" in REMIC I. For purposes of the REMIC election in REMIC II, (i) the Uncertificated REMIC II Regular Interest shall be designated at the "regular interests" in REMIC II and the Class R-III Certificates shall be designated as the "sole" Class of residual interest in REMIC II. For purposes of the REMIC election in respect of REMIC III, (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1A, Class M-1F, Class M-2A, Class M-2F, Class B-1A, Class B-1F and each of the Class A-IO Components A, B, C and D and each of the Class S-1A and Class S-1F Components shall be designated as the "regular interests" in REMIC III and (ii) the Class R-III Certificates shall be designated as the sole Class of "residual interest" in REMIC III. The Trustee shall not permit the creation of any "interests" in the Trust Fund (within the meaning of Section 860G of the Code) other than the REMIC regular interests and the interests represented by the Certificates.

                  (b) The Closing Date is hereby designated as the Startup Day of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes, in either case except as specified herein; provided, however, that if such audit resulted from the negligence of the Master Servicer or the Company, then the Master Servicer or the Company, as the case may be, shall pay such expenses. The Trustee, as agent for the tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Holder of the largest Percentage Interest in the Class R-III Certificates from time to time is hereby designated as Tax Matters Person with respect to the Trust Fund and hereby irrevocably appoints and authorizes the Trustee to act its agent to perform the duties of the Tax Matters Person with respect to REMIC I, REMIC II and REMIC
III. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.


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

                  (d) The Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns that it determines are required with respect to either REMIC I, REMIC II or REMIC III created hereunder, other than Tax Returns required to be filed by the Master Servicer pursuant to Section 5.23. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

                  (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Disqualified Organization, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I, REMIC II and REMIC III. In addition, the Company shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Trustee shall take such action and shall cause each REMIC I, REMIC II and REMIC III created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I, REMIC II or REMIC III or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or result in the imposition of such a tax. The Master Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action which is not expressly permitted under the terms of this Agreement, the Master Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement (but in no event shall such cost be an expense of the Trustee). At all times as may be required by the Code, the Trustee will, to the extent reasonably within the control of the Trustee and reasonably within the scope of the Trustee's duties hereunder, ensure that substantially all of the assets of the Trust Fund will consist of "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of REMIC I or REMIC II created hereunder as defined in Section 860F(a)(2) of the Code on "net income from foreclosure property" of REMIC I, REMIC II or REMIC III as defined in Section 860G(c) of the Code, on any contributions to REMIC I, REMIC II or REMIC III after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article V or this Article X, or otherwise (iii) against amounts on deposit in the related Certificate Account and shall be paid by withdrawal therefrom.

                  (h) On or before April 15 of each calendar year, commencing April 15, 1998, the Trustee shall deliver to the Master Servicer and each Rating Agency a Certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

                  (i) The Master Servicer and the Trustee shall, for federal income tax purposes, maintain books and records with respect to REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis.

                  (j) The Trustee shall not accept any contributions of assets to REMIC I, REMIC II and REMIC III, other than acceptance of conveyance of any Subsequent Mortgage Loan pursuant to Section 2.07, unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in REMIC I, REMIC II and REMIC III will not cause either REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject REMIC I or REMIC II to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which REMIC I, REMIC II and REMIC III will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balances of each Class of Certificates representing a regular interest in REMIC III would be reduced to zero is August 25, 2027, which is the Distribution Date thirteen months following the latest scheduled maturity of any Group I Loan or Group II Loan, respectively.


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

                  (m) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class R Certificates with respect to the following matters:

                        (A) the original projected principal and interest cash
                  flows on the Closing Date on the regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumptions;

                        (B) the projected remaining principal and interest cash
                  flows as of the end of any calendar quarter with respect to the regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumptions;

                        (C) the Prepayment Assumptions and any interest rate
                  assumptions used in determining the projected principal and interest cash flows described above;

                        (D) the original issue discount (or, in the case of the
                  Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to the regular or residual interests created hereunder and with respect to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

                        (E) the treatment of losses realized with respect to the
                  Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of REMIC I, REMIC II and REMIC III with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

                        (F) the amount and timing of any non-interest expenses
                  of REMIC I, REMIC II or REMIC III; and

                        (G) any taxes (including penalties and interest) imposed
                  on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

                  Section 10.02     PROHIBITED TRANSACTIONS AND ACTIVITIES.

                  Neither the Company, the Master Servicer nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans, except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, REMIC II and REMIC III,
(iii) the termination of REMIC I, REMIC II and REMIC III pursuant to Article VIII of this Agreement, or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement nor acquire any assets for REMIC I, REMIC II and REMIC III, nor sell or dispose of any investments in the Certificate Accounts for gain, nor accept any contributions to REMIC I, REMIC II and REMIC III after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition


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

but in no event shall such Opinion of Counsel be an expense of the Trustee) that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of either REMIC I, REMIC II or REMIC III as a REMIC or (b) cause REMIC I, REMIC II and REMIC III to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  Section 10.03     MASTER SERVICER AND TRUSTEE INDEMNIFICATION.

                  (a) The Trustee agrees to indemnify the Trust Fund, the Company and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

                  (b) The Master Servicer agrees to indemnify the Trust Fund, the Company and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article V with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer pursuant to Section 5.25 that contain errors or omissions.


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

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

                  Section 11.01 LIMITATION ON LIABILITY OF THE COMPANY AND THE MASTER SERVICER. Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer or the Company pursuant to any other Section hereof; and provided further that this provision shall not protect the Company, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under this Agreement, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In the event the Company or the Master Servicer take any action as described in the preceding sentence, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund, and the Master Servicer or the Company, as the case may be, will be entitled to be reimbursed therefor out of funds in the Collection Account.

                  Section 11.02 ACTS OF CERTIFICATEHOLDERS. (a) Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority Certificateholders agree to take such action or give such consent or approval.


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

                  (b) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heir to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (c) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  Section 11.03 AMENDMENT. This Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be erroneous, defective or inconsistent with any other provisions herein, (iii) to amend this Agreement in any respect subject to the provisions below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment).

                  This Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Majority Certificateholders or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.03, Certificates registered in the name of the Company or the Master Servicer or any affiliate thereof shall be entitled to voting rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on REMIC I, REMIC II and REMIC III pursuant to the REMIC Provisions or cause REMIC I, REMIC II and REMIC III to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

                  Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder, S&P, DCR and Fitch.

                  It shall not be necessary for the consent of Certificateholders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 11.03 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

                  The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  Section 11.04 RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction and at the expense of Majority Certificateholders requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 11.05 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Master Servicer, Advanta Mortgage Corp. USA, 16875 West Bernardo Drive, San Diego, California 92127, Attention: Senior Vice President Loan Servicing, (ii) in the case of Southern Pacific Funding Corporation, Southern Pacific Funding Corporation, One Centerpointe Drive, Suite 500, Lake Oswego, Oregon 97035, Attention: Mr. Barney Guy, (iii) in the case of the Trustee, Norwest Bank Minnesota, N.A., Norwest Center, Sixth & Marquette, Minneapolis, Minnesota 55479, Attention: Southern Pacific Secured Assets Corp., Mortgage Loan AssetBacked Pass-Through Certificates, Series 1997-2, and with a copy to Norwest Bank Minnesota, N.A., 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: Southern Pacific Series 1997-2, (iv) in the case of the Certificateholders, as set forth in the Certificate Register, (v) in the case of Fitch, Fitch Investors Service, L.P., One State Street Plaza, 33rd Floor, New York, New York 10004 Attention: ________________________, (vi) in the case of S&P, Standard & Poor's Ratings Services, 26 Broadway, New York, New York 10004 Attention: Residential Mortgage Surveillance Group, (vii) in the case of DCR, Duff & Phelps Credit Rating

Co., 55 East Monroe Street, 35th Floor, Chicago, Illinois 60603, Attention: MBS Monitoring, (viii) in the case of the Underwriters, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, 9th Floor, New York, New York 10172,
Attention: Michael McMahon, Morgan Stanley & Co. Incorporated, 1585 Broadway, 3rd Floor, New York, New York 10038, Attention: James Fadel and Greenwich Capital Markets, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830,
Attention: Jerry Dieck and (ix) in the case of the Company, Southern Pacific Secured Assets Corp., One Centerpointe Drive, Suite 500, Lake Oswego, Oregon 97035, Attention: Mr. Barney Guy. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

                  Section 11.06 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Certificates or the rights of the Holders thereof.

                  Section 11.07 COUNTERPARTS. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

                  Section 11.08 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Master Servicer, the Company, the Trustee and the Certificateholders and their respective successors and permitted assigns.

                  Section 11.09 HEADINGS. The headings of the various articles and sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  Section 11.10 THIRD PARTY BENEFICIARY. The parties agree that the Seller is intended and shall have all rights of a third-party beneficiary of this Agreement.

                  Section 11.11 INTENT OF THE PARTIES. It is the intent of the Company and Certificateholders that, for federal income taxes, state and local income or franchise taxes and other taxes imposed on or measured by income, the Certificates will be treated as evidencing beneficial ownership interests in a REMIC. The parties to this Agreement and the holder of each Certificate, by acceptance of its Certificate, and each beneficial owner thereof, agree to treat, and to take no action inconsistent with the treatment of, the Certificates in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

                  Section 11.12     NOTICE TO RATING AGENCIES AND
                                    CERTIFICATEHOLDER.

                  The Trustee shall use its best efforts to promptly provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:


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

                  1.  Any material change or amendment to this Agreement;

                  2. The occurrence of any Event of Default that has not been cured;

                  3. The resignation or termination of the Master Servicer or the Trustee;

                  4.  The repurchase of Mortgage Loans pursuant to Section 3.03;

                  5.  The final payment to Certificateholders; and

                  6. Any change in the location of the Collection Account or the Certificate Accounts.

                  In addition, the Trustee shall promptly furnish to the Rating Agencies copies of the following:

                  1. Each report to Certificateholders described in Section 6.07; and

                  2. Each annual independent public accountants' servicing report described in Section 5.17.

                  Any such notice pursuant to this Section 11.12 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service.

                  Section 11.13 GOVERNING LAW. (a) THIS AGREEMENT AND THE CERTIFICATES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


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

                  IN WITNESS WHEREOF, the Master Servicer, the Trustee and the Company have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                   SOUTHERN PACIFIC SECURED ASSETS
                                   CORP., as Company




                                   By:_______________________________
                                   Name:
                                   Title:


                                   ADVANTA MORTGAGE CORP. USA,
                                   as Master Servicer



                                   By:_______________________________
                                   Name:
                                   Title:


                                   NORWEST BANK MINNESOTA, N.A.,
                                   as Trustee



                                   By:_______________________________
                                   Name:
                                   Title:

State of  __________   )
                       )  ss.:
County of __________   )


         On the ____ day of June, 1997, before me, a Notary Public in and for the State of __________________, personally appeared ____________________, known to me to be a ___________________ of Advanta Mortgage Corp. USA, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                            ______________________________
                                     Notary Public


                            My Commission expires _______________

State of New York    )
                     )  ss.:
County of New York   )


         On the ____ day of June, 1997, before me, a Notary Public in and for the State of New York, personally appeared _____________________, known to me to be Trust Officer of Norwest Bank Minnesota, N.A., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                            ______________________________
                                     Notary Public


                            My Commission expires _______________

State of    )
            )  ss.:
County of   )

         On the __the day of June, 1997, before me, a Notary Public in and for the State of ________, personally appeared _______________, known to me to be _______________ of Southern Pacific Secured Assets Corp., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunder to set my hand and affixed my official seal the day and year in this certificate first above written.



                            ______________________________
                                     Notary Public


                            My Commission expires _______________

                                   EXHIBIT A-1

FORM OF CLASS [A-1][A-2][A-3][A-4][A-5][A-IO][M-1A][M-1F][M-2A][M-2F][B-1A][B-
2A][S-1A][S-1F] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

[THIS CERTIFICATE REPRESENTS FOUR SEPARATE COMPONENTS, AS DESCRIBED
IN THE POOLING AND SERVICING AGREEMENT. SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 ("CODE").]

[THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE [GROUP I][GROUP II] [CLASS A] [CLASS M] CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

[THIS CLASS [S-1A][S-1F] CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

[THE PURCHASER OF THIS CERTIFICATE IS DEEMED TO HAVE REPRESENTED BY SUCH PURCHASE THAT EITHER (A) SUCH PURCHASER IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND IS NOT PURCHASING THIS CERTIFICATE BY, ON BEHALF OF OR WITH PLAN ASSETS (WITHIN THE MEANING OF THE DEPARTMENT OF LABOR ("DOL") REGULATION AT SECTION 29 C.F.R. 2510.3-101) OF A PLAN ("PLAN ASSETS") OR (B) THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF OR WITH PLAN ASSETS OF ANY PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, WILL NOT SUBJECT THE COMPANY, THE TRUSTEE OR THE MASTER SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE RELATED AGREEMENT AND THE EXEMPTIVE RELIEF GRANTED BY THE DOL PURSUANT TO PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 IS AVAILABLE WITH RESPECT TO THE PURCHASE, SALE AND HOLDING OF THIS CERTIFICATE.]

[NO TRANSFER OF THIS [CLASS S-1A][CLASS S-1F] CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE PROHIBITED TRANSACTION AND FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA") OR SECTION 4975 OF THE CODE OR ANY PERSON USING "PLAN ASSETS" (WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. SECTION 2510.3-101) OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION UNLESS THE TRANSFEREE PROVIDES A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THE MASTER SERVICER AND THE TRUSTEE OR THE CERTIFICATE REGISTRAR THAT SUCH DISPOSITION IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION PURSUANT TO SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE COMPANY, THE MASTER SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT. BY ITS ACCEPTANCE OF A CERTIFICATE, EACH CERTIFICATEHOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT SUBJECT TO THE FOREGOING LIMITATION.]

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT, USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES, EQUAL TO A CONSTANT PREPAYMENT RATE OF ____% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________ OF OID PER $__________ OF [CERTIFICATE PRINCIPAL BALANCE] [INITIAL NOTIONAL AMOUNT], THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_________ PER $___________ OF [INITIAL NOTIONAL AMOUNT] [CERTIFICATE PRINCIPAL BALANCE], COMPUTED USING THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. _                     [Adjustable] [Fixed] Pass-Through Rate

Class [A-1][A-2][A-3][A-4]
[A-5][A-IO][M-1A][M-1F][M-2A][M-2F]           ____% Initial Pass-Through Rate
[B-1A][B-1F]

[Senior][Subordinate]

Date of Pooling and Servicing         Aggregate [Notional] [Original Certificate
Agreement: June 1, 1997               Principal Balance] of the Class [A-1][A-2]
                                      [A-3] [A-4][A-5][A-IO][M-1A][M-1F][M-2A]
                                      [M-2F][B-1A][B-1F]

                                      Certificates:      $__________

First Distribution Date:              Initial [Notional Amount][Certificate
July 25, 1997                         Principal Balance] of this Certificate:
                                      $_________________

Master Servicer:                      Percentage Interest: 100%
Advanta Mortgage Corp. USA


Assumed Final Distribution Date:      CUSIP:
_________________


               MORTGAGE LOAN ASSET-BACKED PASS-THROUGH CERTIFICATE
                                  SERIES 1997-2

         evidencing a percentage interest in the distributions allocable to the Class [A-1][A-2][A-3][A-4][A-5][A-IO][M-1A][M-1F][M-2A][M-2B][B-1A]
         [B-2A][S-1A][S-1F] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family [adjustable-rate][fixed rate] first lien residential mortgage loans sold by SOUTHERN PACIFIC SECURED ASSETS CORP.

                  This certifies that __________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family [adjustable-rate][fixed rate] [first lien] mortgage loans (the "Mortgage Loans"), sold by Southern Pacific Secured Assets Corp. (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which

Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in the Company, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Company, the Master Servicer, the Trustee or any of their affiliates. None of the Company, the Master Servicer, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the [Group I][Group II] Available Funds and in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to holders of Class [A-1][A-2][A-3][A-4][A-5][A-IO][M-1A][M-1F][M-2A][M-
2B][B-1A][B-2A][S-1A][S-1F] Certificates on such Distribution Date.

                  All distributions on this Certificate will be made or caused to be made by the Trustee in immediately available funds either (i) by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or (ii) by wire transfer to the account of any Person entitled thereto if such Person shall have so notified the Trustee and such Certificateholder is the registered holder of Class [A-1][A-2][A-3][A-4][A- 5][A-IO][M-1A][M-1F][M-2A][M-2B][B-1A][B-2A][S-1A][S-1F]
Certificates the aggregate [Certificate Principal Balance] [Notional Amount] of which is not less than $5,000,000.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose. The initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced by distributions of the Class
[A-1][A-2][A-3][A-4][A-5][A-IO][M-1A][M-1F][M-2A][M-2B][B-1A][B-2A][S-1A][S-1F]
Principal Distribution Amount.

                  This Certificate is one of a duly authorized issue of Certificates issued in __________ Classes designated as Mortgage Loan Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event that Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Collection Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Majority Certificateholders. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the holders of any of the Certificates and, in certain additional circumstances, without the consent of the holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  [The Purchaser of this Certificate is deemed to have represented by such purchase that either (a) such Purchaser is not a Plan subject to ERISA or the Code and is not purchasing this Certificate by, on behalf of or with Plan Assets of a Plan or (b) the purchase of this Certificate by, on behalf of or with Plan Assets of any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the related Agreement and the exemptive relief granted by the DOL pursuant to PTCE 95-60 is available with respect to the purchase, sale and holding of this Certificate.]

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the holder of a 50.01% or greater Percentage Interest of the Class R Certificates or the Master Servicer from the Trust Fund of all remaining Mortgage Loans, thereby effecting early retirement of the Class [A-1][A-2][A-3][A-4][A-5][A-IO][M-1A][M-1F][M-2A][M-2B][B-1A][B-2A][S-1A][S-1F]. The Agreement permits, but does not require, such Class R Certificateholder or the Master Servicer, as applicable, to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans; provided, that any such option may only be exercised if the Pool Principal Balance as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than 10% (or 5% with respect to the Master Servicer) of the Original Pool Principal Balance (net of any excess of the Original Pre-Funded Amounts over the aggregate of the Principal Balances of the Subsequent Mortgage Loans as of their respective Subsequent Cut-off Dates).

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: June 19, 1997                NORWEST BANK MINNESOTA,
                                          N.A., as Trustee

                                    By:___________________________________
                                         Authorized Signatory







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [A-1][A-2][A-3][A-4][A-5][A-IO][M-1A] [M-1F][M- 2A][M-2B][B-1A][B-2A][S-1A][S-1F] Certificates referred to in the within-mentioned Agreement.

                                   NORWEST BANK MINNESOTA,
                                    N.A., as Certificate Registrar

                                   By:___________________________________
                                        Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Loan Asset-Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                   _____________________________________
                                   Signature by or on behalf of assignor


                                   _____________________________________
                                   Signature Guaranteed





-------------------------------------------------------------------------------


                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________
________________________________________________________________________________
for the account of _____________________________________________________________
account number ________________, or, if mailed by check, to ____________________
__________________________________________________. Applicable statements should be mailed to _____________________________________. This information is provided by ___________________________________________________, the assignee named above, or _____________________________, as its agent.

                                   EXHIBIT A-2

                  FORM OF CLASS [R-I][R-II][R-III] CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE, OR ANY PERSON USING "PLAN ASSETS" OF ANY SUCH PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. ss.2510.3-101 ("PLAN ASSETS") TO EFFECT SUCH ACQUISITION UNLESS THE TRANSFEREE PROVIDES THE COMPANY, THE TRUSTEE AND THE MASTER SERVICER WITH EITHER: (I) AN OPINION OF COUNSEL SATISFACTORY TO THE THE COMPANY, THE TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION PURSUANT TO SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE COMPANY, THE TRUSTEE OR THE MASTER SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT; OR
(II) THE CERTIFICATION IN THE FORM OF EXHIBIT S TO THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE AND (E) ANY OTHER PERSON SO DESIGNATED BY THE TRUSTEE BASED UPON AN


                                      B-2-1

OPINION OF COUNSEL THAT THE HOLDING OF AN OWNERSHIP INTEREST IN A CLASS [R-I][R-II][R-III] CERTIFICATE BY SUCH PERSON MAY CAUSE THE TRUST FUND OR ANY PERSON HAVING AN OWNERSHIP INTEREST IN ANY CLASS OF CERTIFICATES (OTHER THAN SUCH PERSON) TO INCUR A LIABILITY FOR ANY FEDERAL TAX IMPOSED UNDER THE CODE THAT WOULD NOT OTHERWISE BE IMPOSED BUT FOR THE TRANSFER OF AN OWNERSHIP INTEREST IN A CLASS [RI][R-II][R-III] CERTIFICATE TO SUCH PERSON (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. THE TERMS "UNITED STATES," "STATE" AND "INTERNATIONAL ORGANIZATION" SHALL HAVE THE MEANINGS SET FORTH IN SECTION 7701 OF THE CODE OR SUCCESSOR PROVISIONS. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

THIS CLASS [R-I][R-II][R-III] CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


                                      B-2-2

Certificate No. _

Class [R-I][R-II][R-III]                        Original Pool Principal Balance:
Subordinate                           $________________

Date of Pooling and Servicing
Agreement:
June 1, 1997

First Distribution Date:
July 25, 1997

Master Servicer:                      Percentage Interest: ___%
Advanta Mortgage Corp. USA

Assumed Final Distribution Date:
________________


              MORTGAGE LOAN ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                  SERIES 1997-2

         evidencing a percentage interest in any distributions allocable to the Class [RI][R-II][R-III] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family [adjustable-rate][fixed rate] [first lien][second lien] residential mortgage loans sold by SOUTHERN PACIFIC SECURED ASSETS CORP.

                  This certifies that ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family [adjustable-rate][fixed rate] first lien residential mortgage loans (the "Mortgage Loans"), sold by Southern Pacific Secured Assets Corp. (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in the Company, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Company, the Master Servicer, the Trustee or any of their affiliates. None of the Company, the Master


                                      B-2-3

Servicer, or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [R-I][R-II][R-III] Certificates on such Distribution Date.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

                  No transfer of any Class [R-I][R-II][R-III] Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without such registration or qualification, (a) the Trustee and the Company shall require the transferee to execute an investment letter, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (b) in the event that such a transfer is not made pursuant to Rule 144A under the Act, the Trustee shall require an Opinion of Counsel satisfactory to the Trustee and the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Trustee or the Master Servicer. Neither the Company nor the Trustee is obligated to register or qualify any of the Class [R-I][R-II][R-III] Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose. The


                                      B-2-4

Percentage Interest this Certificate is set forth above. Notwithstanding the fact this Certificate has no Certificate Principal Balance, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates issued in two Classes designated as Mortgage Loan Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event that Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Collection Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and


                                      B-2-5
subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the holder of a 50.01% or greater Percentage Interest of the Class R Certificates or the Master Servicer from the Trust Fund of all remaining Mortgage Loans, thereby effecting early retirement of the Class R Certificates. The Agreement permits, but does not require, such Class R Certificateholder or the the Master Servicer, as applicable, to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans; provided, that any such option may only be exercised if the Pool Principal Balance as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than 10% (or 5% with respect to the Master Servicer) of the Original Pool Principal Balance.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-2-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: June 19, 1997                NORWEST BANK MINNESOTA,
                                          N.A., as Trustee

                                    By:___________________________________
                                         Authorized Signatory







                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class [R-I][R-II][R-III] Certificates referred to in the within-mentioned Agreement.

                                   NORWEST BANK MINNESOTA,
                                    N.A., as Certificate Registrar

                                   By:___________________________________
                                        Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Loan Asset-Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.

Dated:

                                   _____________________________________
                                   Signature by or on behalf of assignor


                                   _____________________________________
                                   Signature Guaranteed





-------------------------------------------------------------------------------


                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________
________________________________________________________________________________
for the account of _____________________________________________________________
account number ________________, or, if mailed by check, to ____________________
__________________________________________________. Applicable statements should be mailed to _____________________________________. This information is provided by ___________________________________________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT b

                                  Mortgage File

                  With respect to each Group I Loan and Group II Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Trustee pursuant to Section 2.03 of the Agreement), all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

         a. The original Mortgage Note bearing all intervening endorsements showing a complete chain of endorsement, from the originator of such Mortgage Loan to the Seller, endorsed by the Seller without recourse in blank and signed in the name of the Seller by an authorized officer;

         b. The original Mortgage and any related power of attorney with evidence of recording thereon;

         c. An original assignment of the original Mortgage, in suitable form for recordation in the jurisdiction in which the Mortgaged Property is located, such assignment to be in blank and signed in the name of the Seller by an authorized officer;

         d. The original of all intervening assignments of the Mortgage showing a complete chain of assignments from the originator of such Mortgage Loan to the Seller with evidence of recording indicated thereon;

         e. Any assumption, modification (with evidence of recording thereon), consolidation or extension agreements; and

         f. The original policy of title insurance (or a commitment for title insurance is being held by the title insurance company pending recordation of the Mortgage) and the certificate of primary mortgage guaranty insurance, if any, issued with respect to the Mortgage Loan.

                                   EXHIBIT C-1

                             Mortgage Loan Schedule

                                   EXHIBIT C-2

                             Mortgage Loan Schedule

                                    EXHIBIT D
                       TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT

                                                 June __, 1997
Southern Pacific Funding Corporation
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

Southern Pacific Secured Assets Corp.
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

Advanta Mortgage Corp. USA
16875 West Bernardo Drive
San Diego, CA 92127

             Re: Pooling and Servicing Agreement, dated as of June 1, 1997 among
                 Southern Pacific Secured Assets Corp., as Company, Advanta Mortgage Corp. USA, as Master Servicer, and Norwest Bank Minnesota, N.A., as Trustee, Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2,

Ladies and Gentlemen:

                  In accordance with Section 2.04 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies: (1) except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received the original Mortgage Note (item (i) in Section 2.03(a)) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and the documents contained therein appear to bear original signatures or copies of originals if the originals have not yet been delivered, and (2) it has received the Certificate Insurance Policy.

                  The Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                   NORWEST BANK MINNESOTA,
                                   N.A., as Trustee

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________

                                    EXHIBIT E

                        INITIAL CERTIFICATION OF TRUSTEE



                                                  _____________, 19_

Southern Pacific Funding Corporation
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

Southern Pacific Secured Assets Corporation
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

Advanta Mortgage Corp. USA
16875 West Bernardo Drive
San Diego, CA 92127


          Re: Pooling and Servicing Agreement, dated as of June 1, 1997 among
              Southern Pacific Secured Assets Corp., as Company, Advanta Mortgage Corp. USA, as Master Servicer, and Norwest Bank Minnesota, N.A., as Trustee, Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2
              ---------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with the provisions of Section 2.04 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.03 of the Pooling and Servicing Agreement and has determined that (a) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (b) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (described in the definition of Mortgage Loan Schedule as items (i) the Mortgage Loan identifying the Trustee, (ii) the city, state and zip code of the property, (v) the original term of the mortgage, (vi) the scheduled maturity date, (x) the original interest rate, (xi) the gross margin on Group I Mortgage Loans and the adjustment frequency and, (xiii) the first rate adjustment date and frequency of adjustment dates) respecting such Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File and each Mortgage Note has been endorsed as provided in Section 2.03 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced

Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                   NORWEST BANK MINNESOTA,
                                   N.A., as Trustee

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________

                                    EXHIBIT F

                       FINAL CERTIFICATION OF THE TRUSTEE



                                                  _____________, 19_

Southern Pacific Funding Corporation
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

Southern Pacific Secured Assets Corp.
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

Advanta Mortgage Corp. USA
16875 West Bernardo Drive
San Diego, CA 92127

           Re: Pooling and Servicing Agreement, dated as of June 1, 1997 among
               Southern Pacific Funding Corp., as Company, Advanta Mortgage Corp. USA, as Master Servicer, and Norwest Bank Minnesota, N.A., as Trustee, Mortgage Loan Asset-Backed PASS-THROUGH Certificates, Series 1997-2
               ---------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.04 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to
Section 2.03 of the Pooling and Servicing Agreement and has determined that (a) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (b) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, and (c) based on its examination, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (described in items (i), (ii), (v), (vi), (x), (xi) and (xiii) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                   NORWEST BANK MINNESOTA,
                                   N.A., as Trustee

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________

                                    EXHIBIT G

                        REQUEST FOR RELEASE OF DOCUMENTS



                                                  ______________, 19_


To:      Norwest Bank Minnesota, N.A.
         Norwest Center
         Sixth & Marquette
         Minneapolis, Minnesota  55479
         Attn:

         Re: Southern Pacific Secured Asset Corp., Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2
              ----------------------------------------

                  In connection with the administration of the pool of Mortgage Loans held by you as Trustee for the Certificateholders, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:
-------------------------------------




Mortgage Loan Number:
---------------------



Reason For Requesting Documents (check one)
-------------------------------------------

________          1.       Mortgage Loan Paid in Full (Master Servicer hereby
                           certifies that all amounts received in connection therewith have been credited to the Collection
                           Account.)

________          2.       Mortgage Loan Liquidated (Master Servicer hereby
                           certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.)

________          3.       Mortgage Loan in Foreclosure

________          4.       Mortgage Loan Repurchased Pursuant to Section 5.18 of
                           the Pooling and Servicing Agreement.

________          5.       Mortgage Loan Repurchased or Substituted pursuant to
                           Article II or III of the Pooling and Servicing
                           Agreement (Master Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Certificate Account and that the substituted mortgage loan is a Qualified Substitute
                           Mortgage Loan.)

________          6.       Other
                           (explain)____________________________________________

                  If box 1 or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

                  If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                                   __________________________________
                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________


Documents returned to Trustee:

NORWEST BANK MINNESOTA, N.A., as
--------------------------------
Trustee

By:_______________________________
Date:_____________________________

                                    EXHIBIT H

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  : ss.:
COUNTY OF         )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2, Class [R-I][RII][R-III] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

                  2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-I][R-II][R-III] Certificates, and
(iii) is acquiring the Class [R-I][R-II][R-III] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class [R-I][R-II][R-III] Certificates to disqualified organizations under the Code, that applies to all transfers of Class [R-I][R-II][R-III] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-I][R-II][R-III] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class [R-I][R-II][R-III] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5. That the Owner is aware that the Trustee will not register the transfer of any Class [R-I][R-II][R-III] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. That the Owner has reviewed the restrictions set forth on the face of the Class [R-I][R-II][R-III] Certificates and the provisions of
Section 4.02(i) of the Pooling and Servicing Agreement under which the Class [R-I][R-II][R-III] Certificates were issued (in particular, clause (g) and (h) of Section 4.02(i) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 4.02(i)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-I][R-II][R-III] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  8. The Owner's Taxpayer Identification Number is
______________.

                  9. This affidavit and agreement relates only to the Class [R-I][R-II][R-III] Certificates held by the Owner and not to any other holder of the Class [R-I][R-II][R-III] Certificates. The Owner understands that the liabilities described herein relate only to the Class [R-I][R-II][R-III] Certificates.

                  10. That no purpose of the Owner relating to the transfer of any of the Class [RI][R-II][R-III] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

                  11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class [R-I][R-II][R-III] Certificate that the Owner intends to pay taxes associated with holding such Class [R-I][R-II][R-III] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R-I][R-II][R-III] Certificate.

                  12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [R-I][RII][R-III] Certificates remain outstanding.

                  13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                   [NAME OF OWNER]


                                   By:____________________________
                                   [Name of Officer]
                                   [Title of Officer]
[Corporate Seal]

ATTEST:



_______________________________
[Assistant] Secretary



                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of ________________, 199__.



                                   ______________________________________
                                   NOTARY PUBLIC

                                   COUNTY OF_____________________________
                                   STATE OF______________________________
                                   My Commission expires the ____ day of
                                   _______________, 19__.

                                    EXHIBIT I

                         FORM OF TRANSFEROR CERTIFICATE


                                                  _______________, 19__


Southern Pacific Secured Assets Corp.
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

Norwest Bank Minnesota, N.A.
Norwest Center
Sixth & Marquette
Minneapolis, Minnesota  55479
Attn:

Attention:  Southern Pacific Secured Assets Corp. Series 1997-2

        Re:  MORTGAGE LOAN ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 1997-2
             -------------------------------------------------------------------

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________ (the "Purchaser") of a ____% Percentage
Interests of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2, [Class S-1A][Class S-1F][Class R-I][Class R-II][R-III] Certificates (collectively, the "Certificates"; and each individually, a "Certificate"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1997, among Southern Pacific Secured Assets Corp., as seller (the "Company"), Advanta Mortgage Corp. USA, as Master Servicer, and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I. The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the

Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class [R-I][R-II][R-III] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                   Very truly yours,




                                   _________________________________
                                   (Seller)


                                   By:______________________________
                                   Name:____________________________
                                   Title:___________________________

                                    EXHIBIT J

                       FORM OF ERISA REPRESENTATION LETTER


                                                  ___________, 199__


Southern Pacific Secured Assets Corp.
One Centerpointe Drive, Suite 500
Lake Oswego, OR 97035

Norwest Bank Minnesota, N.A.
Norwest Center
Sixth & Marquette
Minneapolis, Minnesota  55479


Attention:        Southern Pacific Secured Assets Corp. Series 1997-2

                  Re: Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2, Class____

Dear Sirs:

                  ___________________ (the "Purchaser") intends to purchase from
___________________ (the "Seller") $ _________________ Initial Certificate
Principal Balance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2, Class ____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the"Pooling and Servicing Agreement"), dated as of June 1, 1997, Southern Pacific Secured Assets Corp, as company, Advanta Mortgage Corp. USA, as Master Servicer, and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in either (1) or
(2) are accurate:

                  (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101; or

                  (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds being used by the Purchaser to acquire the Certificates (each being referred to as a "Source") and the following statements in at least one of (a), (b), (c), (d), (e) or
         (f) are accurate:

                           (a) the Purchaser is an insurance company and (i) the
                  Source is assets of its "general account," (ii) the conditions set forth in PTCE 95-60 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60 and (iii) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                           (b) the Purchaser is an insurance company and (i) the
                  Source is assets of its "general account," (ii) the requirements of Section 401(c) of ERISA and the DOL to be promulgated thereunder have been satisfied and will continue to be satisfied and (c) the Purchaser represents that it understands that the operation of the general account after December 31, 1998 may affect its ability to continue to hold the Certificates after the date which is 18 months after the 401(c) Regulations become final and unless a class exemption issued by the DOL or an exception under Section 401(c) of ERISA is then available for the continued holding of Certificates, if the assets of the general account constitute Plan Assets, it will dispose of the Certificates prior to the date which is 18 months after the 401(c) Regulations become final; or

                           (c) the Purchaser is an insurance company and (i) the
                  Source is an insurance company "pooled separate account," (ii) the conditions set forth in PTCE 90-1 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Purchaser are exempt under PTCE 90-1 and
                  (iii) there is no Plan whose assets in such separate account exceed 10% of the total assets of such separate account as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or any affiliate thereof) or employee organization are deemed to be a single Plan); or

                           (d) the Purchaser is a bank and (i) the Source is a
                  "collective investment fund" as described in Section IV(e) of PTCE 91-38 with respect to which the bank is trustee, (ii) the conditions set forth in PTCE 91-38 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Purchaser are exempt under PTCE 91-38 and
                  (iii) no Plan has assets invested in such collective investment fund exceeding 10% of the total assets of such collective investment fund as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or any affiliate thereof) or employee organization are deemed to be a single Plan); or

                           (e) the Purchaser is an "investment fund" described
                  in PTCE 84-14 and (i) the undersigned is a "QPAM" as defined in PTCE 84-14, (ii) the conditions set forth in PTCE 84-14 issued by the DOL have been satisfied and will continue to be satisfied and (iii) the purchase and holding of Certificates by or on behalf of the Purchaser are exempt under PTCE 84-14; or

                           (f) the Purchaser is an "INHAM" defined in PTCE 96-23
                  and (i) the conditions set forth in PTCE 96-23 issued by the DOL have been satisfied and will continue to be satisfied and
                  (ii) the purchase and holding of Certificates by or on behalf of the Purchaser are exempt under PTCE 96-23.

                                   Very truly yours,


                                   __________________________________

                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________

                                    EXHIBIT K

                          CERTIFICATE RE: PREPAID LOANS

                  I, _____________, ______________ of Southern Pacific Funding
Corporation, as Seller, hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of June 1, 1997 among Southern Pacific Secured Assets Corp., Advanta Mortgage Corp. USA and Norwest Bank Minnesota, N.A., as trustees) and the "Startup Day" the following schedule of "Mortgage Loans" (each as defined in the Pooling and Servicing Agreement) have been prepaid in full.


Dated:



                                   By:______________________________

                                    EXHIBIT L

                         SUBSEQUENT TRANSFER INSTRUMENT

                  Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated ___________, 1997, between Southern Pacific Secured Assets Corp., as seller (the "Company"), and Norwest Bank Minnesota, N.A., as Trustee of the Southern Pacific Secured Assets Corp. Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2, as purchaser (the "Purchaser"), and pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997, among the Company, as company, Advanta Mortgage Corp. USA, as Master Servicer, and the Trustee, as trustee (the "Pooling and Servicing Agreement"), the Company and the Purchaser agree to the sale by the Company and the purchase by the Purchaser of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

                  Capitalized terms used and not defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

                  Section 1.        CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

                  (a) The Company does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all principal received and interest accruing on the Subsequent Mortgage Loans on and after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.03 of the Pooling and Servicing Agreement; provided, however, that the Company reserves and retains all right, title and interest in and to principal (including Prepayments and Curtailments) received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The Company, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item set forth in Section 2.03 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Company of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Company, the Master Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Company.

                  (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Pooling and Servicing Agreement shall be borne by the Company.

                  (c) Additional terms of the sale are set forth on Attachment A hereto.

                  Section 2.        REPRESENTATIONS AND WARRANTIES; CONDITIONS
                                    PRECEDENT.

                  (a) The Company hereby affirms the representations and warranties set forth in Section 3.03 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Company hereby confirms that each of the conditions set forth in Section 2.08(b) of the Pooling and Servicing Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of Section 2.08 (c) of the Pooling and Servicing Agreement.

                  (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

                  Section 3.        RECORDATION OF INSTRUMENT.

                  To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 4.        GOVERNING LAW.

                  This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                  Section 5.        COUNTERPARTS.

                  This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

                  Section 6.        SUCCESSORS AND ASSIGNS.

                  This Instrument shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.


                                   SOUTHERN PACIFIC SECURED ASSETS
                                   CORP.


                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________


                                   SOUTHERN PACIFIC SECURED ASSETS
                                   CORP., MORTGAGE LOAN ASSET-
                                   BACKED PASS-THROUGH
                                   CERTIFICATES, SERIES 1997-2

                                   By: NORWEST BANK MINNESOTA, N.A.,
                                              as Trustee


                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________



ATTACHMENTS

         A.       Additional terms of the sale.
         B.       Schedule of Subsequent Mortgage Loans.
         C.       Opinions of Company's counsel (bankruptcy, corporate).
         D.       Company's Officer's certificate.

              SOUTHERN PACIFIC SECURED ASSETS CORP., MORTGAGE LOAN
                            ASSET-BACKED PASS-THROUGH
                           CERTIFICATES, SERIES 1997-2
                 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT
                                  Series 1997-2
                                 ________, 199__

A.

      1.  Subsequent Cut-off Date:
      1.  Pricing Date:
      2.  Subsequent Transfer Date:
      3. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date:
      4.  Purchase Price:                                       100.00%

B.

      As to all the Subsequent Mortgage Loans the subject of this Instrument:

      1.  Longest stated term to maturity:                      _____ months
      2.  Minimum Mortgage Rate:                                _____ %
      3.  Maximum Mortgage Rate:                                _____ %
      4.  WAC of all Mortgage Loans:                            _____ %
      5.  WAM of all Mortgage Loans:                            _____ %
      6.  Balloon Loans:                                        _____ %
      7.  Largest Principal Balance:                            $________
      8.  Non-owner occupied Mortgaged Properties:              _____ %
      9.  California zip code concentration:                    _____ %
      10. Condominiums:                                         _____ %
      11. Single-family:                                        _____ %
      12. Weighted average term since origination:
      13. [June/July/August 1997] first payment date:           _____ %

                                    EXHIBIT M

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                  ___________, 1997

Norwest Bank Minnesota, N.A.
Norwest Center
Sixth & Marquette
Minneapolis, Minnesota  55479
Attn:

         Re:      Southern Pacific Secured Assets Corp.
                  Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2
                  ----------------------------------------------------

Ladies and Gentlemen:

                  ______________ (the "Purchaser") intends to purchase from
______________ (the "Seller"), a ____% Percentage Interest of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1997 among Southern Pacific Secured Assets Corp., as Company (the "Company"), Advanta Mortgage Corp. USA, as master servicer, and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                           1. The Purchaser understands that (a) the
                  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                           2. The Purchaser is acquiring the Certificates for
                  its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                           3. The Purchaser is (a) a substantial, sophisticated
                  institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the

                  Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                           4. The Purchaser has been furnished with, and has had
                  an opportunity to review a copy of the Pooling and Servicing Agreement and such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.

                           5. The Purchaser has not and will not nor has it
                  authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                  (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                           *6. The Purchaser represents that either (a) or (b)
is satisfied, as marked below:

                           a. is not any employee benefit plan subject to the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any

Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101; or

                           b. will provide the Trustee, the Company and the
Master Servicer with either: (i) an opinion of counsel, satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer; or (ii) in lieu of such opinion of counsel, a certification in the form of Exhibit S to the Pooling and Servicing Agreement.

[* To be inserted when Prohibited Transaction Exemption 94-29, the individual exemption granted to Southern Pacific Secured Assets Corp. by the Department of Labor, will not exempt a transaction from the application of the prohibited transaction provisions of ERISA and the Code.]


                                   Very truly yours,


                                   _____________________________

                                   By:__________________________
                                   Name:________________________
                                   Title:_______________________

                                    EXHIBIT N

                    Form of Transferor Representation Letter




                                                  ___________, 1997

Norwest Bank Minnesota, N.A.
Norwest Center
Sixth & Marquette
Minneapolis, Minnesota  55479
Attn:

         Re:      Southern Pacific Secured Assets Corp.
                  Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2
                  ----------------------------------------------------

Ladies and Gentlemen:

                  In connection with the sale by _____________(the "Seller") to __________________ (the "Purchaser") of $____________Initial Certificate
Principal Balance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-2, Class __(the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1997 among Southern Pacific Secured Assets Corp., as company (the "Company"), Advanta Mortgage Corp. USA, as master servicer, and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                   Very truly yours,

                                   ______________________________
                                   (Seller)



                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

                                    EXHIBIT O

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


             Description of Rule 144A Securities, including numbers:

                      Southern Pacific Secured Assets Corp.
              Mortgage Loan Asset-Backed Pass-Through Certificates
                        Series 1997-2, Class ___, No. ___


                  The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Master Servicer pursuant to Section 5.02 of the Pooling and Servicing Agreement as follows:

                           a. The Buyer understands that the Rule 144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Master Servicer.

                           d.  Neither the Buyer nor anyone acting on its behalf
has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                           *3. The Buyer represents that either (a) or (b) is
satisfied, as marked below: :

                           a. is not any employee benefit plan subject to the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101; or

                           b. will provide the Trustee, the Company and the
Master Servicer with either: (i) an opinion of counsel, satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is permissible under applicable law, will not constitute or result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer; or (ii) in lieu of such opinion of counsel, a certification in the form of Exhibit S to the Pooling and Servicing Agreement.

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


__________________________________                ______________________________
         Print Name of Transferor                            Print Name of Buyer

By:_______________________________                By:___________________________
   Name:                                             Name:
   Title:                                            Title:

Taxpayer Identification:                          Taxpayer Identification:

No.________________________                       No.___________________________

Date:______________________                       Date:_________________________

                                                            ANNEX 1 TO EXHIBIT O
                                                            --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers Other Than Registered Investment Companies]


             The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

             2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

------------------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                      Q-1-1

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R.
             10 plans.

             3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

             4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.


                                      Q-1-2

             5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___    ___        Will the Buyer be purchasing the Rule 144A
  Yes     No        Securities only for the Buyer's own account?

             6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

             7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                   ________________________________
                                   Print Name of Buyer


                                   By:  ___________________________
                                        Name:
                                        Title:

                                   Date:___________________________


                                      Q-1-3

                                                            ANNEX 2 TO EXHIBIT O
                                                            --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

              [For Buyers That Are Registered Investment Companies]


             The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

              1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

             2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
        144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

             3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

             4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

             5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made


                                      Q-2-1
herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

             6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                   _________________________________
                                   Print Name of Buyer


                                   By:______________________________
                                   Name:
                                   Title:

                                   IF AN ADVISER:


                                   _________________________________
                                   Print Name of Buyer


                                   Date:____________________________

                                    EXHIBIT P

                               LIQUIDATION REPORT

                             (PROVIDED UPON REQUEST)


                                       R-3